UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
 (Exact name of registrant as specified in charter)

Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Address of principal executive offices) (Zip code)

Weitz Investment Management, Inc.
The Weitz Funds
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Name and address of agent for service)

Registrant’s telephone number, including area code: 402-391-1980

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

WEITZ INVESTMENT PHILOSOPHY

Over the 30+ year history of Weitz Funds, we have seen many changes. Advancements in technology combined with economic, political and global events have continued to shape investors’ thoughts and actions.

Our mission has remained constant— we have an unwavering commitment to our shareholders and a focus on finding strong, well-managed companies priced significantly below their true business value.

We “eat our own cooking.”
We believe in putting our money where our mouth is. All of our employees and trustees have significant personal investments in our “family” of funds. This does not guarantee that the Funds will go up, but it does mean that we win or lose together and that shareholders definitely have our full attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock. We buy shares only when we believe they are selling at a large discount to the company’s underlying business value. Ideally, the business value rises over time, and the stock price follows. This often allows us to hold the stock for many years.

Knowing what you don’t know is important in all aspects of life, but it is crucial in investing.
We think our odds of investment success are much higher when we invest in securities of companies we understand and where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy. Instead, we expect to have a deeper knowledge and understanding of the industries and companies in which we do invest. Our experienced research team has a broad “circle of competence,” and we believe in staying within it.

We worry about permanent loss of capital—not price volatility.
Our Funds are designed for long-term shareholders. We believe concentrating our portfolios in the most attractive investment ideas, although it may cause short-term price volatility, is the best way to earn consistent returns over the long term.

We believe in being flexible and using common sense.
We are often contrarian and do not pay attention to benchmarks when making investment decisions. We also believe that cash is sometimes the most attractive investment.

Our goal is to earn good absolute investment returns over long periods of time without exposing our clients’ and our own capital to undue risk.

2 Weitz Funds

TABLE OF CONTENTS

Performance Summary	4

Letter to Shareholders	5

Analyst Corner	7

Fund Information

Value Fund	8

Partners Value Fund	12

Partners III Opportunity Fund	16

Research Fund	22

Hickory Fund	26

Balanced Fund	30

Short-Intermediate Income Fund	36

Nebraska Tax-Free Income Fund	46

Government Money Market Fund	52

Financial Statements	54

Notes to Financial Statements	65

Report of Independent Registered Public Accounting Firm	77

Actual and Hypothetical Expenses for Comparison Purposes	78

Other Information	79

Information About the Trustees and Officers	80

Index Descriptions	82

Annual Shareholder Information Meeting
Please plan to join us at the Scott Conference Center in Omaha at 4:30 p.m. on May 21st. The center is located at 6450 Pine Street on the Aksarben campus. There will be no formal business to conduct, so we can devote the entire meeting to answering your questions. Maps and driving directions are available from our client service representatives. We look forward to seeing you there.

The management of Weitz Funds has chosen paper for the 80 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative® standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

weitzinvestments.com 3

PERFORMANCE SUMMARY
MARCH 31, 2014

		Total Returns		Average Annual Total Returns
	Inception										Since
Fund Name	Date	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	30 Year	Inception
Value	5/09/86	2.99%	19.66%	15.52%	22.43%	5.58%	6.67%	10.95%	11.13%	—%	10.91%
Russell 1000		2.05	22.41	14.75	21.73	7.80	4.94	9.71	10.23	—	10.24
Russell 1000 Value		3.02	21.57	14.80	21.75	7.58	6.34	10.07	10.36	—	10.66
Partners Value(a)	6/01/83	2.25	19.64	14.62	23.07	7.21	7.51	11.89	11.94	12.86	12.89
Partners III Opportunity(a)	6/01/83
Institutional Class		1.22	18.12	13.88	24.40	8.89	10.43	13.43	13.16	13.65	13.59
Investor Class(b)		1.23	17.94	13.62	24.23	8.82	10.38	13.39	13.13	13.62	13.56
Research(a)(c)	4/01/05	-1.09	21.29	13.42	22.22	—	—	—	—	—	8.49
Russell 3000		1.97	22.61	14.61	21.93	7.86	5.22	9.64	10.17	11.20	—
Russell 3000 Value		2.92	21.65	14.63	21.88	7.62	6.65	10.08	10.41	11.62	—
Hickory	4/01/93	-1.33	15.23	12.06	24.03	7.48	5.60	10.88	—	—	10.83
Russell 2500		2.30	24.01	13.95	25.33	9.43	10.19	11.02	—	—	10.91
Russell 2500 Value		3.52	21.76	13.88	24.81	9.01	11.03	11.72	—	—	11.53
S&P 500		1.81	21.86	14.66	21.16	7.42	4.47	9.53	10.03	11.23	—
Balanced	10/01/03	1.43	9.86	8.70	14.83	5.81	—	—	—	—	6.04
Blended Index		1.53	12.69	10.11	14.35	6.30	—	—	—	—	6.90
Short-Intermediate Income	12/23/88
Institutional Class		0.56	0.56	2.39	4.19	3.82	4.55	5.16	5.69	—	5.69
Investor Class(b)		0.53	0.35	2.20	4.08	3.76	4.51	5.13	5.67	—	5.67
Barclays Intermediate Credit		1.00	-0.13	3.13	4.18	3.94	5.02	5.51	6.35	—	6.33
Nebraska Tax-Free
Income(a)	10/01/85	1.02	0.33	2.80	3.06	3.06	3.68	4.27	4.77	—	5.09
Barclays 5-Year Muni. Bond		1.00	0.97	3.67	4.03	3.89	4.47	4.87	5.55	—	—

These performance numbers reflect the deduction of each Fund’s annual operating expenses. Annual operating expenses for each Fund, as stated in the most recent prospectus, and expressed as a percentage of each Fund’s net assets, are: Value, 1.20%; Partners Value, 1.19%; Partners III Opportunity – Institutional Class, 1.60%; Partners III Opportunity – Investor Class, 2.26% (gross); Research, 1.74% (gross); Hickory, 1.26%; Balanced, 1.13%; Short-Intermediate Income – Institutional Class, 0.63%; Short-Intermediate Income – Investor Class, 0.98% (gross); and Nebraska Tax-Free Income, 0.71%. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

Index performance is hypothetical and is shown for illustrative purposes only. See page 82 for a description of all indicies.

(a)
Performance of the Partners Value and Partners III Opportunity Funds is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (“Partners II”) and Weitz Partners III Limited Partnership (“Partners III”), respectively. Performance of the Research Fund is measured from April 1, 2005, the inception of Weitz Research Fund, L.P. (“Research L.P.”). Performance of the Nebraska Tax-Free Income Fund is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (“Income Partners”). On the last business day of December 1993, 2005, 2006 and 2010, the Partners Value, Partners III Opportunity, Nebraska Tax-Free Income and Research Funds (the “Funds”) succeeded to substantially all of the assets of Partners II, Partners III, Income Partners and Research L.P. (the “Partnerships”), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of the respective Partnerships and the Partnerships were managed at all times with full investment authority by Weitz Investment Management, Inc. The performance information includes performance for the period before the Funds became investment companies registered with the Securities and Exchange Commission. During these periods, none of the Partnerships were registered under the Investment Company Act of 1940 and therefore were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If any of the Partnerships had been registered under the 1940 Act during these periods, the respective Partnerships’ performance might have been adversely affected.

(b)
Investor Class shares first became available for sale on August 1, 2011. For performance prior to that date, this table includes the actual performance of the Fund’s Institutional Class (and uses the actual expenses of the Fund’s Institutional Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Investor Class would have been substantially similar to, yet lower than, the performance of the Fund’s Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

(c)
Starting January 1, 2011, these performance numbers reflect the deduction of the Research Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Research Fund, as stated in the Research Fund’s Prospectus, are 1.74% (gross) and 0.94% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2014.

4 Weitz Funds

LETTER TO SHAREHOLDERS
APRIL 1, 2014

Dear Fellow Shareholder:

The U.S. stock market wobbled a little in January, dipping 6% over the course of two weeks, but went on to set new record highs in late March. The bull market which began in March of 2009 is now five years old. This makes for very happy reading in the one, three and five year performance tables for our stock funds.

	Average Annual Returns
	1 Year	3 Year	5 Year

Value	19.66%	15.52%	22.43%
Partners Value	19.64	14.62	23.07
Partners III –
Institutional Class	18.12	13.88	24.40
Research	21.29	13.42	22.22
Hickory	15.23	12.06	24.03
S&P 500	21.86	14.66	21.16

The Balanced Fund enjoyed similar results in the equity portion of the Fund and overall the Fund earned one, three and five year returns of 9.9%, 8.7% and 14.8%. For individuals, endowments and retirement accounts that want a fixed income component but who want to delegate asset allocation to us, the Balanced Fund has provided a very good alternative over the 10+ years that Brad has managed it.

The bond market continues to present challenges for Tom Carney as the Federal Reserve purchases enormous quantities of Treasury bonds and mortgage-backed securities. Competition from the Fed has driven bond prices to artificially high levels, leaving valuations inflated (and yields depressed). Tom continues to position both the Short-Intermediate Income Fund and the Nebraska Tax-Free Income Fund very defensively.

The balance of this report provides details on the holdings and performance of each of our funds. Also, since March 31 is the end of our fiscal year, there are annual financial statements giving information on income, expenses and portfolio turnover for each fund.

Portfolio Review and Outlook

“…it is difficult to say anything new or meaningful each quarter about events of long-term significance.” – Warren E. Buffett

Convention dictates that we write to shareholders every quarter even though important changes occur much less frequently. The financial press lives on headline hysteria—creating anxiety is necessary for ratings. We invest based on each company’s underlying business value—the value today of all the cash an owner would expect to earn from the business over the next 2-3 decades—and business value usually does not change much from quarter to quarter.

Stock prices, however, can be very volatile. Stocks can trade way below business value and way above business value. We want to buy them at the low end of that range, but those opportunities are rare. (At those other rare times when stocks sell at ridiculously high “bubble market” prices, we will “run like our hair is on fire.”) Most of the time, though, stocks trade at roughly fair value and we will bemoan the fact that they are “not as cheap as they used to be” or “not as cheap as we would like.”

We are in one of those “in between” times now. We own a number of very good businesses that are paying dividends and growing their business values. Our estimate of the average price-to-value (P/V) of our stock portfolios is 85-90%, and while we would prefer that level be 50-60%, we can earn reasonable returns from current levels as long as business values are growing.

When P/V approaches (or exceeds) 100%, we generally feel compelled to sell. We try to replace those holdings with cheaper stocks, but in the absence of great investment opportunities, we are willing to hold cash. The cash levels in our stock funds are in the 20-30% range at March 31. Some will call this “market timing” (we do not). We just call it exercising patience.

weitzinvestments.com  5

So, for now, we like our companies and we like our cash. We cannot predict whether the next 10-20% move in the market will be up or down, but we feel well-situated for either. Volatility is good for us—it allows us to buy aggressively at low P/V levels and lighten up when prices recover. Our long-term results will be mostly dependent on the growth in our portfolio companies’ underlying business values, but we believe that taking the other side of the emotional decisions of other investors has added to our returns over the years.

Our process is somewhat contrarian but it has worked very well (especially for shareholders who do not try to jump in and out of the funds). We appreciate our loyal shareholders and we hope to see you at our annual meeting on May 21. By popular demand, we will be back at the Scott Conference Center. We will begin at 4:30 with brief comments from Brad, Tom and me (and some pictures), and then our whole team will be available for questions for an hour or so.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
wally@weitzinvestments.com	brad@weitzinvestments.com

6 Weitz Funds

ANALYST CORNER
A PERSPECTIVE ON LIBERTY MEDIA CORPORATION

By Drew Weitz
Liberty Media owns interests in companies across the media, entertainment and communications industries. The largest investments include publicly traded Sirius XM Holdings, Charter Communications and Live Nation Entertainment, as well as fully owned subsidiary The Atlanta National League Baseball Club (the Atlanta Braves). Liberty is led by its founder and Chairman John Malone and CEO Greg Maffei.

Constant Reinvention
Long time shareholders will recognize Liberty and its chairman as having been fixtures of our portfolios for years. But one should not mistake this consistency for complacency, as few companies have successfully reinvented themselves more consistently than Liberty Media. Over the years, assets have been acquired, spun-off or merged with others, including Liberty Global, Discovery Communications and DIRECTV to name a few. In each case, the goal has been to maximize value for shareholders, not to simply grow management’s empire.

More than “Mark to Market”
Liberty Media is best thought of as an investment portfolio, with each individual investment and subsidiary contributing value to the whole. In instances where Liberty owns shares of a publicly traded entity (e.g. Live Nation Entertainment), a wealth of information is available to help investors form an opinion of the value of their holding – including a constantly updating market price. When evaluating Liberty Media, some choose to simply “mark” these assets at their current market value, and compare the result to Liberty’s stock price. Others (like us) choose to look at the potential underlying value of these investments, as we would for our own direct investments, and combine them to form a business value estimate for Liberty Media as a whole. Therefore, any discussion of Liberty must include a look at its primary assets.

The “Big Two”
Liberty’s portfolio ranges from baseball teams to booksellers, but its value is dominated by two holdings: Sirius XM and Charter Communications. Liberty received 40% of the equity in Sirius XM in return for an emergency loan at the depths of the financial crisis – a loan that was repaid in less than one year. Sirius not only survived the crisis, it has thrived thanks to improved new car sales and cost savings generated by the merger with former rival, XM Satellite Radio. Over this period, Liberty added to its ownership stake (now totaling 53%) and gained control of the company. Improved sales, lower costs and a healthy balance sheet have combined to generate a steady and growing stream of cash flow – and few management teams have proven themselves more adept at shareholder-friendly capital allocation than Liberty. Competition for entertainment and information services in the car is high, but we remain confident that Sirius is well positioned for future value per share growth.

Charter Communications is a relatively recent investment, but marks John Malone’s return to the cable industry he helped pioneer. Charter is poised to rebound from a prolonged period of poor performance due to a legacy of over-borrowing and under-investment. After seeking bankruptcy protection in 2009, the company has emerged with a stronger balance sheet and attracted one of the industry’s top operators, Tom Rutledge, to the CEO role. Today, we believe Charter is on the right path, making the needed investments to have competitive products, particularly in high speed Internet service. Within the company’s footprint, Charter mostly competes with legacy DSL providers or satellite TV providers who cannot offer data products directly. Charter’s investments will allow them to press their broadband advantage and potentially reclaim lost video customers. Beyond operational improvements, Charter may also lower costs by pursuing attractive acquisition opportunities to gain additional scale. Despite being recently outbid by Comcast for Time Warner Cable, we believe that success in this arena would be additive to our business value estimate.

Clarity through Complexity
The Company recently announced its intention to create two new tracking stocks at Liberty Media: Liberty Broadband, principally representing its existing investment in Charter, and a tracking stock that retains the Liberty Media name for all the remaining investments, including Sirius XM. (As a reminder, a tracking stock is a publicly tradable security meant to “track” the economic results of a subset of a company’s business without legal separation from the corporate parent.) A frequent criticism of all Liberty entities is the complexity of such corporate structures. As long-time Liberty watchers, however, we tend to applaud their creation of new tracking stocks, as the added complexity typically delivers greater clarity around previously under-appreciated opportunities. The creation of Liberty Broadband accomplishes this in three ways. First, it highlights the specific value of Liberty’s stake in Charter. Second, it provides investors a more direct method to participate in Malone’s return to domestic cable. Lastly, it provides Liberty the opportunity to raise additional equity, specifically from this self-selected shareholder base, to pursue new cable investment opportunities (potentially in conjunction with Charter).

Building our Business Value
As described above, our business value estimate for Liberty Media is derived using our valuation work for the constituent pieces. At quarter end’s price ($131), we believe an investor that only considered the potential value of Liberty’s public company investments would find its shares trading at a discount to business value. Factoring in our estimates for the more opaque pieces (e.g. the Atlanta Braves) we believe shares are trading at a meaningful discount to our estimated base case business value in the $170s. With this discount to business value and the proven leadership of John Malone and Greg Maffei, we view Liberty Media shares as an attractive investment.

As of March 31, 2014, Liberty Media represented 2.7%, 3.6%, 4.2%, 1.9% and 2.8% of the Value, Partners Value, Partners III, Research and Hickory Funds’ net assets, respectively.

Andrew S. Weitz joined Weitz in 2008. He graduated from Carleton College and previously spent four years with Ariel Investments.

weitzinvestments.com 7

VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA; Bradley P. Hinton, CFA; &
David A. Perkins, CFA

The Value Fund returned +3.0% during the first calendar quarter, versus gains of 1.8% for the S&P 500 and 2.1% for the Russell 1000. For the Fund’s fiscal year, the Value Fund gained 19.7% versus advances of 21.9% and 22.4% for the S&P 500 and Russell 1000, respectively. Valeant Pharmaceuticals (+12%), Martin Marietta Materials (+29%) and DIRECTV (+11%) were notable contributors to first quarter performance. We took advantage of the intra-quarter strength in Valeant shares and trimmed roughly a quarter of our position at an average price of $140. Martin Marietta’s announced merger agreement with cement maker Texas Industries was well received by investors. We believe the transaction makes strategic sense and will be accretive to business value, but are more cautious on Martin’s stock following its recent run. DIRECTV benefitted from strong fourth quarter operating results, particularly in the U.S. where management continues to generate high quality subscriber growth amidst a crowded field. United Parcel Service (-7%), Liberty Global plc (-3%) and Apache Corp. (-3%) each provided modest headwinds to first quarter results. All three stocks remain core holdings, with Liberty Global and Apache presently trading at especially attractive valuations.

Over the last twelve months, Valeant Pharmaceuticals (+76%) and Aon plc (+38%) were the two largest contributors to Fund returns. DIRECTV (+35%), Google (+40%) and Microsoft (+47%) also turned in noteworthy performances. In general, the Fund’s technology-related holdings had an outstanding year, contributing just over a quarter of fiscal year gains despite representing just shy of 15% of net assets. During the first quarter, we closed our investment in Hewlett-Packard at a nice gain as its discount to value narrowed. We commend CEO Meg Whitman and her team for successfully stabilizing HP’s various operating platforms and repositioning several of them for future growth. Target Corp. (-9%), Mosaic Company, newly added Liberty Media Corp. (-9%) and Laboratory Corporation of America (-3%) were the only detractors for the entire fiscal year, collectively accounting for approximately 0.6% of negative performance. As highlighted previously, we sold our modest position in Mosaic at a loss during the fall.

The Value Fund initiated three new investments during the first quarter. The largest addition, Liberty Media Corp. (LMCA), represented 2.7% of Fund net assets at quarter end. Liberty Media is a holding company with investments in numerous private and publicly traded media properties including satellite radio provider Sirius XM Holdings, cable operator Charter Communications, and event promoter Live Nation Entertainment, among others. Drew Weitz outlines our thesis in more detail in this quarter’s Analyst Corner. In short, we like each of its three major holdings, and believe the collection trades at a meaningful discount to net asset value (NAV). Opportunities exist at each of these portfolio companies for organic and reinvestment-driven per share value growth, as well as at the parent where Chairman John Malone and CEO Greg Maffei have proven adept at creating and harvesting value on behalf of shareholders.

Pioneer Natural Resources (PXD) is a producer of oil and gas with significant positions in Texas in the Permian Basin and Eagle Ford shale. A relatively sharp reversal in investor sentiment toward domestic oil during the first quarter afforded us the opportunity to begin building a position in Pioneer below $170 per share. We funded our PXD purchase via the sale of Southwestern Energy (SWN), effectively swapping into a more attractively priced producer with a clearer path to per share production and NAV growth. Pioneer’s main area of investment – the horizontal redevelopment of the Northern Midland basin – generates some of the highest cash margins per barrel in North America. In many ways, Pioneer is the oil version of gas producer Range Resources (RRC), another Fund holding. It boasts a tremendous amount of visible, low-risk reserves with multiple shale layers available to exploit underneath the same acreage. Its financial flexibility and the Permian’s more mature infrastructure base are additional advantages. We believe Pioneer’s NAV is roughly $250/share.

Finally, eBay Inc. (EBAY) made its return to the Value Fund after a relatively brief period of ownership during 2008/2009. The company recently concluded a public battle with billionaire activist Carl Icahn over whether to separate its namesake online commerce platform eBay.com from PayPal, its rapidly growing mobile payments platform. We saw merit in both sides of the argument, but believed the two businesses were worth considerably more than where they were trading regardless of outcome. Both Marketplaces and PayPal have strong competitive positions and are reinvesting heavily to protect and extend their advantages. We believe EBAY shares are worth roughly $70 today.

The Value Fund invests primarily in our best larger company ideas. As of fiscal year end, the Fund’s weighted average market cap was approximately $89 billion and its top twenty holdings represented just shy of 60% of net assets. Residual cash stood at 29.8% of Fund net assets, up modestly from a quarter ago.

New and Eliminated Securities for Quarter Ended March 31, 2014
New ($mil)		Eliminations ($mil)
Liberty Media	$33.0	Hewlett-Packard	$31.2
eBay	11.0	Southwestern Energy	11.3
Pioneer Natural Resources	11.0

8 Weitz Funds

VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Value	2.99%	19.66%	15.52%	22.43%	5.58%	6.67%	10.95%	11.13%
S&P 500	1.81	21.86	14.66	21.16	7.42	4.47	9.53	10.03
Russell 1000	2.05	22.41	14.75	21.73	7.80	4.94	9.71	10.23
Russell 1000 Value	3.02	21.57	14.80	21.75	7.58	6.34	10.07	10.36

Growth of $10,000 Since Inception
This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period May 9, 1986 through March 31, 2014, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Value	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1986 (5/9/86)	3.45%	4.14%	-0.69%
1987	-0.54	5.10	-5.64
1988	16.45	16.61	-0.16
1989	22.07	31.69	-9.62
1990	-5.22	-3.10	-2.12
1991	27.63	30.47	-2.84
1992	13.63	7.62	6.01
1993	20.04	10.08	9.96
1994	-9.83	1.32	-11.15
1995	38.37	37.58	0.79
1996	18.69	22.96	-4.27
1997	38.93	33.36	5.57
1998	28.94	28.58	0.36
1999	20.97	21.04	-0.07
2000	19.62	-9.10	28.72
2001	0.24	-11.89	12.13
2002	-17.10	-22.10	5.00
2003	28.73	28.68	0.05
2004	15.74	10.88	4.86
2005	-2.77	4.91	-7.68
2006	21.85	15.79	6.06
2007	-10.35	5.49	-15.84
2008	-40.74	-37.00	-3.74
2009	27.62	26.46	1.16
2010	19.94	15.06	4.88
2011	6.12	2.11	4.01
2012	13.17	16.00	-2.83
2013	31.75	32.39	-0.64
2014 (3/31/14)	2.99	1.81	1.18
Since Inception:
Cumulative	1,700.07	1,391.94	308.13
Avg. Annual
Return	10.91	10.17	0.74

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.20% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 9

VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Valeant Pharmaceuticals International, Inc.	5.8%
Berkshire Hathaway, Inc. - CL B	4.4
Liberty Global plc - Series C	4.3
Liberty Interactive Corp. - Series A	4.3
DIRECTV	4.3
Express Scripts Holding Co.	3.4
Wells Fargo & Co.	3.2
Apache Corp.	2.8
Liberty Media Corp. - Series A	2.7
Texas Instruments, Inc.	2.6
% of Net Assets	37.8%

Industry Sectors
Consumer Discretionary	21.4%
Information Technology	13.0
Health Care	11.3
Financials	10.0
Energy	6.0
Industrials	4.2
Materials	3.1
Consumer Staples	1.2
Cash Equivalents/Other	29.8
Net Assets	100.0%

Top Performers for Quarter Ended March 31, 2014
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	12.3%	6.8%	1.04%
Martin Marietta Materials, Inc.	28.8	1.6	0.43
DIRECTV	10.6	4.2	0.42
TransDigm Group, Inc.	15.0	2.3	0.33
Wells Fargo & Co.	10.3	3.0	0.30

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended March 31, 2014
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
United Parcel Service, Inc. - CL B	(6.7)%	1.9%	(0.14)%
Liberty Global plc - Series C	(3.4)	4.1	(0.13)
Target Corp.	(3.6)	2.2	(0.10)
Apache Corp.	(3.3)	2.8	(0.10)
Liberty Interactive Corp. - Series A	(1.6)	4.3	(0.08)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

10 Weitz Funds

VALUE FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2014

COMMON STOCKS — 70.2%	Shares	Value
Consumer Discretionary — 21.4%
Cable & Satellite — 8.6%
Liberty Global plc - Series C*	1,230,000	$50,073,300
DIRECTV*	650,000	49,673,000
		99,746,300
Internet & Catalog Retail — 4.3%
Liberty Interactive Corp. - Series A*	1,725,000	49,800,750
Broadcasting — 2.7%
Liberty Media Corp. - Series A*	244,966	32,024,405
Movies & Entertainment — 2.2%
The Walt Disney Co.	325,000	26,022,750
Multiline Retail — 2.2%
Target Corp.	430,000	26,019,300
Advertising — 1.4%
Omnicom Group, Inc.	225,500	16,371,300
		249,984,805
Information Technology — 13.0%
Software — 4.7%
Microsoft Corp.	715,000	29,307,850
Oracle Corp.	635,000	25,977,850
		55,285,700
Internet Software & Services — 3.2%
Google, Inc. - CL A*	23,000	25,633,730
eBay Inc.*	200,000	11,048,000
		36,681,730
Semiconductors & Semiconductor Equipment — 2.6%
Texas Instruments, Inc.	650,000	30,647,500
IT Services — 2.5%
Accenture plc - CL A	200,000	15,944,000
Fidelity National Information Services, Inc.	250,000	13,362,500
		29,306,500
		151,921,430
Health Care — 11.3%
Pharmaceuticals — 6.8%
Valeant Pharmaceuticals International, Inc.*	510,000	67,233,300
Endo International plc*	175,000	12,013,750
		79,247,050
Health Care Services — 4.5%
Express Scripts Holding Co.*	530,000	39,797,700
Laboratory Corp. of America Holdings*	125,000	12,276,250
		52,073,950
		131,321,000
Financials — 10.0%
Diversified Financial Services — 4.4%
Berkshire Hathaway, Inc. - CL B*	410,000	51,237,700
Diversified Banks — 3.2%
Wells Fargo & Co.	745,000	37,056,300
Insurance Brokers — 2.4%
Aon plc - CL A	335,000	28,233,800
		116,527,800

	Principal
	amount
	or shares	Value
Energy — 6.0%
Oil & Gas Exploration & Production — 6.0%
Apache Corp.	391,000	$32,433,450
Range Resources Corp.	310,000	25,720,700
Pioneer Natural Resources Co.	65,000	12,164,100
		70,318,250
Industrials — 4.2%
Aerospace & Defense — 2.4%
TransDigm Group, Inc.	150,000	27,780,000
Air Freight & Logistics — 1.8%
United Parcel Service, Inc. - CL B	215,000	20,936,700
		48,716,700
Materials — 3.1%
Construction Materials — 1.7%
Martin Marietta Materials, Inc.	155,000	19,894,250
Industrial Gases — 1.4%
Praxair, Inc.	125,000	16,371,250
		36,265,500
Consumer Staples — 1.2%
Beverages — 1.2%
Diageo plc - Sponsored ADR	115,000	14,327,850
Total Common Stocks
(Cost $480,245,182)		819,383,335

CASH EQUIVALENTS — 29.6%
U.S. Treasury Bills — 27.9%
U.S. Treasury Bills, 0.04% to 0.09%,
4/10/14 to 8/21/14(a)	$325,000,000	324,970,630
Money Market Funds — 1.7%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)	20,126,186	20,126,186
Total Cash Equivalents
(Cost $345,079,207)		345,096,816
Total Investments in Securities
(Cost $825,324,389)		1,164,480,151
Other Assets Less Other Liabilities — 0.2%		2,801,681
Net Assets — 100.0%		$1,167,281,832
Net Asset Value Per Share		$46.20

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at March 31, 2014.

The accompanying notes form an integral part of these financial statements.

weitzinvestments.com 11

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA & Bradley P. Hinton, CFA

The Partners Value Fund returned +2.2% in the first calendar quarter, compared to +1.8% for the S&P 500 and +2.0% for the Russell 3000. For the fiscal year ended March 31, 2014, the Fund returned +19.6% compared to +21.9% for the S&P 500 and +22.6% for the Russell 3000. It was another good fiscal year, with stocks enjoying strong gains. The Fund’s absolute returns were rewarding, and the relative results were acceptable especially in light of our continued cautious positioning.

Valeant Pharmaceuticals (+12%) paced the Fund’s gains in health care stocks during the first quarter. While we trimmed our position as the stock approached $150 in late February, we think Valeant has plenty of upside potential from today’s price. FLIR Systems (+20%) headlined generally solid performance from the Fund’s technology holdings. The company’s defense business showed signs of stabilization, and we expect new product introductions to fuel growth in the commercial business. Martin Marietta (+29%) rose in part due to the company’s announced merger agreement with cement maker Texas Industries. We think the transaction makes strategic sense and will be accretive to business value. XO Group (-32%) declined as the company announced a new CEO and an investment initiative to accelerate its increasingly mobile-centric strategy. We think these investments will generate respectable returns under Michael Steib’s leadership. Our consumer discretionary stocks also detracted from quarterly returns. Interval Leisure Group (-15%) and Liberty Media Corp (-11%) gave back some of 2013’s robust gains. Both remain core holdings, and Drew Weitz details our Liberty Media investment thesis in this quarter’s Analyst Corner profile.

Valeant (+76%) was by far the largest contributor for the fiscal year ended March 31, 2014, as the Bausch + Lomb acquisition amplified business value growth. Iconix Brand Group (+52%) and DIRECTV (+35%) led the Fund’s gains in the consumer discretionary sector. Both companies enhanced per share value by repurchasing stock at attractive prices. A handful of technology stocks also generated exceptional returns for the fiscal year. Target (-9%) and Redwood Trust (-7%) detracted modestly from fiscal year results. Target suffered from a well-publicized and untimely data breach that we do not expect to permanently impair value. Redwood navigated capably through near-term turmoil in the residential jumbo mortgage securitization market. We think the long-term outlook is bright for both its residential and commercial platforms. Finally, ADT Corporation’s stock declined as we built our initial position over the past few months.

Portfolio activity was moderate during the quarter. We bought shares of ADT, the leading provider of monitored home security service in North America. ADT’s stock declined after the company reported gross customer additions that were below expectations. The quarterly results exacerbated fears about ADT’s competitive position against new cable and telecom entrants. While competitive pressures have increased, we note that the company has taken steps to dampen sales of less profitable accounts. In our view, the company is wisely trading short-term sales results for more durable future profits. Results may be choppy during 2014, but we are more optimistic about 2015 and beyond. We also added a new position in insurance broker Brown & Brown when the stock fell below $29 in February. The company’s business model generates high operating margins and strong free cash flow. We expect management to remain disciplined acquirers of culturally compatible companies. In the meantime, Brown & Brown would benefit from an increase in insurable exposure units in the middle-market economy. Said more simply, as “Main Street” recovers, Brown & Brown should do well.

We sold Southwestern Energy at a gain as investor sentiment turned more positive on natural gas companies. We also eliminated Liberty Ventures as the stock traded through our estimate of business value. Other valuation-driven trims included Google and Iconix Brand Group, while we added to existing positions in Oracle and Liberty Media on weakness. The Fund’s residual cash position edged slightly higher to over 29% of net assets.

Partners Value is a flexible, multi-cap fund that invests in companies of all sizes. The portfolio remains tilted to larger companies with strong competitive positions, relatively stable cash flows, able managements and sturdy balance sheets. Nearly seventy percent of the Fund’s equity holdings are in large-cap companies (market capitalization greater than $10B), with the remainder split between medium-sized and smaller businesses.

New and Eliminated Securities for Quarter Ended March 31, 2014
New ($mil)		Eliminations ($mil)
ADT	$22.5	Southwestern Energy	$16.3
Brown & Brown	10.0	Liberty Ventures	10.0

12 Weitz Funds

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	30 Year
Partners Value	2.25%	19.64%	14.62%	23.07%	7.21%	7.51%	11.89%	11.94%	12.86%
S&P 500	1.81	21.86	14.66	21.16	7.42	4.47	9.53	10.03	11.23
Russell 3000	1.97	22.61	14.61	21.93	7.86	5.22	9.64	10.17	11.20
Russell 3000 Value	2.92	21.65	14.63	21.88	7.62	6.65	10.08	10.41	11.62

Growth of $10,000 Since Inception
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period June 1, 1983 through March 31, 2014, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners		Relative
	Value	S&P 500	Results
Year	(1)	(2)	(1)-(2)
1983 (6/1/83)	9.90%	4.15%	5.75%
1984	14.50	6.10	8.40
1985	40.70	31.60	9.10
1986	11.10	18.60	-7.50
1987	4.30	5.10	-0.80
1988	14.90	16.61	-1.71
1989	20.30	31.69	-11.39
1990	-6.30	-3.10	-3.20
1991	28.10	30.47	-2.37
1992	15.10	7.62	7.48
1993	23.00	10.08	12.92
1994	-9.03	1.32	-10.35
1995	38.67	37.58	1.09
1996	19.14	22.96	-3.82
1997	40.62	33.36	7.26
1998	29.07	28.58	0.49
1999	22.05	21.04	1.01
2000	21.07	-9.10	30.17
2001	-0.86	-11.89	11.03
2002	-16.99	-22.10	5.11
2003	25.38	28.68	-3.30
2004	14.99	10.88	4.11
2005	-2.42	4.91	-7.33
2006	22.53	15.79	6.74
2007	-8.54	5.49	-14.03
2008	-38.06	-37.00	-1.06
2009	31.30	26.46	4.84
2010	27.49	15.06	12.43
2011	2.19	2.11	0.08
2012	17.92	16.00	1.92
2013	30.87	32.39	-1.52
2014 (3/31/14)	2.25	1.81	0.44
Since Inception:
Cumulative
Return	4,114.18	2,377.80	1,736.38
Avg. Annual
Return	12.89	10.96	1.93

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.19% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 13

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Valeant Pharmaceuticals International, Inc.	4.4%
DIRECTV	4.1
Berkshire Hathaway, Inc. - CL B	4.1
Liberty Global plc - Series C	4.0
Liberty Media Corp. - Series A	3.6
Liberty Interactive Corp. - Series A	3.2
Redwood Trust, Inc.	3.2
Iconix Brand Group, Inc.	3.2
Wells Fargo & Co.	3.1
FLIR Systems, Inc.	3.1
% of Net Assets	36.0%

Industry Sectors
Consumer Discretionary	23.5%
Information Technology	14.7
Financials	13.8
Health Care	9.4
Energy	3.7
Industrials	3.0
Materials	2.3
Cash Equivalents/Other	29.6
Net Assets	100.0%

Top Performers for Quarter Ended March 31, 2014
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	12.3%	5.2%	0.77%
FLIR Systems, Inc.	20.0	3.3	0.59
Martin Marietta Materials, Inc.	28.8	2.2	0.57
DIRECTV	10.6	4.0	0.41
Wells Fargo & Co.	10.3	3.1	0.30

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended March 31, 2014
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Interval Leisure Group, Inc.	(15.0)%	2.7%	(0.46)%
XO Group, Inc.	(31.8)	1.2	(0.45)
Liberty Media Corp. - Series A	(10.7)	3.2	(0.33)
The ADT Corp.	(25.6)	1.4	(0.30)
Liberty Global plc - Series C	(3.4)	4.0	(0.13)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

14 Weitz Funds

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2014

COMMON STOCKS — 70.4%	Shares	Value
Consumer Discretionary — 23.5%
Cable & Satellite — 8.1%
DIRECTV*	575,000	$43,941,500
Liberty Global plc - Series C*	1,050,000	42,745,500
		86,687,000
Broadcasting — 3.6%
Liberty Media Corp. - Series A*	296,623	38,777,525
Internet & Catalog Retail — 3.2%
Liberty Interactive Corp. - Series A*	1,200,000	34,644,000
Textiles, Apparel & Luxury Goods — 3.2%
Iconix Brand Group, Inc.*	875,400	34,376,958
Hotels, Restaurants & Leisure — 2.5%
Interval Leisure Group, Inc.	1,000,000	26,140,000
Multiline Retail — 1.8%
Target Corp.	325,000	19,665,750
Movies & Entertainment — 1.1%
Live Nation Entertainment, Inc.*	550,000	11,962,500
		252,253,733
Information Technology — 14.7%
Software — 4.3%
Oracle Corp.	575,000	23,523,250
Microsoft Corp.	550,000	22,544,500
		46,067,750
Electronic Equipment, Instruments & Components — 3.1%
FLIR Systems, Inc.	920,000	33,120,000
Semiconductors & Semiconductor Equipment — 3.1%
Texas Instruments, Inc.	700,000	33,005,000
Internet Software & Services — 3.0%
Google, Inc. - CL A*	20,000	22,290,200
XO Group, Inc.*	975,000	9,886,500
		32,176,700
IT Services — 1.2%
Fidelity National Information Services, Inc.	250,000	13,362,500
		157,731,950
Financials — 13.8%
Diversified Financial Services — 4.1%
Berkshire Hathaway, Inc. - CL B*	350,000	43,739,500
Insurance Brokers — 3.4%
Aon plc - CL A	310,000	26,126,800
Brown & Brown, Inc.	350,000	10,766,000
		36,892,800
Mortgage REITs — 3.2%
Redwood Trust, Inc.	1,700,000	34,476,000
Diversified Banks — 3.1%
Wells Fargo & Co.	675,000	33,574,500
		148,682,800
Health Care — 9.4%
Health Care Services — 5.0%
Express Scripts Holding Co.*	425,000	31,913,250
Laboratory Corp. of America Holdings*	225,000	22,097,250
		54,010,500
Pharmaceuticals — 4.4%
Valeant Pharmaceuticals International, Inc.*	355,000	46,799,650
		100,810,150

	Principal
	amount
	or shares	Value
Energy — 3.7%
Oil & Gas Exploration & Production — 3.7%
Apache Corp.	300,000	$24,885,000
Range Resources Corp.	175,000	14,519,750
		39,404,750
Industrials — 3.0%
Commercial Services & Supplies — 1.8%
The ADT Corp.	650,000	19,467,500
Aerospace & Defense — 1.2%
TransDigm Group, Inc.	70,000	12,964,000
		32,431,500
Materials — 2.3%
Construction Materials — 2.3%
Martin Marietta Materials, Inc.	195,000	25,028,250
Total Common Stocks
(Cost $454,476,984)		756,343,133

CASH EQUIVALENTS — 29.9%
U.S. Treasury Bills — 28.6%
U.S. Treasury Bills, 0.04% to 0.09%,
4/10/14 to 8/21/14(a)	$307,500,000	307,472,230
Money Market Funds — 1.3%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)	14,369,731	14,369,731
Total Cash Equivalents
(Cost $321,825,835)		321,841,961
Total Investments in Securities
(Cost $776,302,819)		1,078,185,094
Other Liabilities in Excess of Other Assets — (0.3%)		(3,686,003)
Net Assets — 100.0%		$1,074,499,091
Net Asset Value Per Share		$33.20

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at March 31, 2014.

The accompanying notes form an integral part of these financial statements.

weitzinvestments.com 15

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz, CFA

The Partners III Opportunity Fund’s Institutional Class returned +1.2% in the first calendar quarter, compared to +1.8% for the S&P 500 and +2.0% for the Russell 3000. For the fiscal year ended March 31, 2014, the Fund returned +18.1% compared to +21.9% for the S&P 500 and +22.6% for the Russell 3000. It was another good fiscal year, with stocks enjoying strong gains. The Fund’s absolute returns were satisfying, and the relative results were acceptable given our cautious portfolio positioning.

Valeant Pharmaceuticals (+12%) led the Fund’s contributors during the quarter as the company continued to integrate the transforming Bausch + Lomb acquisition. Martin Marietta (+29%) rose in part due to the company’s announced merger agreement with cement maker Texas Industries. We think the transaction makes strategic sense and will be accretive to business value. TransDigm Group (+15%) enjoyed organic growth in all of its end markets and increased its forecast for the fiscal year due to the acquisition of Airborne Systems. In contrast, ADT Corporation’s (-26%) gross customer additions were below expectations, exacerbating fears about the company’s competitive position against new cable and telecom entrants. Several consumer discretionary stocks also detracted from quarterly returns. National CineMedia (-21%), Interval Leisure Group (-15%) and Liberty Media Corp (-11%) gave back some of 2013’s robust gains. All remain core holdings, and Drew Weitz details our Liberty Media investment thesis in this quarter’s Analyst Corner profile.

Valeant (+76%) was by far the largest contributor for the fiscal year ended March 31, 2014, as the Bausch + Lomb acquisition amplified business value growth. Live Nation Entertainment (+76%) benefited from a strong concert season and the favorable resolution of the CTS Eventim arbitration. Iconix Brand Group (+52%) and DIRECTV (+35%) also contributed to the Fund’s gains in the consumer discretionary sector. Both companies enhanced per share value by repurchasing stock at attractive prices. ADT was the largest individual stock detractor for the fiscal year. While competitive pressures have increased, we note that the company has taken steps to dampen sales of less profitable accounts. In our view, the company is wisely trading short-term sales results for more durable future profits. Results may be choppy during 2014, but we are more optimistic about 2015 and beyond. Redwood Trust (-7%) navigated capably through near-term turmoil in the residential jumbo mortgage securitization market. We think the long-term outlook is bright for both its residential and commercial platforms. The Fund’s short positions were a moderate drag on fiscal year results, as expected in a strongly rising market.

We initiated a small position in Wesco Aircraft Holdings during the quarter. Wesco is a distributor and supply chain manager to the commercial and military aerospace markets. The company should benefit from the multi-year commercial aerospace build-out that is underway. We expect this tailwind to provide visible growth through at least 2017. Wesco also has an opportunity to provide more services to large defense contractors as funding pressures force the industry to become more efficient. If the company can improve margins along the way, we think the resulting earnings growth could provide reasonable-to-good return potential for the stock.

We materially increased our positions in ADT and Avon Products during the quarter in response to widening gaps between price and our estimates of business value. We also added to our holdings of Liberty Media and Berkshire Hathaway as the stocks pulled back despite healthy fundamentals. We sold Aon plc as the stock reached our estimate of business value, and we eliminated Southwestern Energy as investor sentiment turned more positive on natural gas companies.

We often describe Partners III as a long-biased equity fund with additional tools. We reduced our effective long exposure from nearly 100% at the end of 2012 to 75% today in response to rising valuation levels. This long exposure is near the low end of our historical range, as stock prices simply increased much faster than our business value estimates. With compelling bargains scarce, we own far fewer outsized positions than normal in the Fund. We would gladly increase our holdings of most portfolio companies at lower prices and welcome additional stock price volatility in the coming quarters.

Partners III Opportunity has the broadest toolkit of our equity funds. The Fund invests in companies of all sizes and typically maintains short positions. Partners III is approximately 61% “net long” at year end, up slightly from December. Our long positions are 75% of net assets, while our effective short positions represent 14% of net assets. The Fund’s shorts include small, mid and large-cap stock ETF’s.

New and Eliminated Securities for Quarter Ended March 31, 2014
New ($mil)		Eliminations ($mil)
Wesco Aircraft Holdings	$4.9	Aon	$16.6
		Southwestern Energy	8.4

16 Weitz Funds

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	30 Year
Partners III –
Institutional Class	1.22%	18.12%	13.88%	24.40%	8.89%	10.43%	13.43%	13.16%	13.65%
S&P 500	1.81	21.86	14.66	21.16	7.42	4.47	9.53	10.03	11.23
Russell 3000	1.97	22.61	14.61	21.93	7.86	5.22	9.64	10.17	11.20
Russell 3000 Value	2.92	21.65	14.63	21.88	7.62	6.65	10.08	10.41	11.62

Growth of $10,000 Since Inception
This chart depicts the change in the value of a $10,000 investment in Partners III – Institutional Class for the period June 1, 1983 through March 31, 2014, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners III	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1983 (6/1/83)	8.60%	4.15%	4.45%
1984	11.20	6.10	5.10
1985	38.55	31.60	6.95
1986	8.45	18.60	-10.15
1987	-1.38	5.10	-6.48
1988	19.48	16.61	2.87
1989	19.36	31.69	-12.33
1990	-5.47	-3.10	-2.37
1991	23.19	30.47	-7.28
1992	13.53	7.62	5.91
1993	32.29	10.08	22.21
1994	-11.13	1.32	-12.45
1995	43.33	37.58	5.75
1996	25.02	22.96	2.06
1997	37.07	33.36	3.71
1998	10.88	28.58	-17.70
1999	10.56	21.04	-10.48
2000	32.40	-9.10	41.50
2001	6.63	-11.89	18.52
2002	-16.12	-22.10	5.98
2003	42.64	28.68	13.96
2004	22.11	10.88	11.23
2005	-0.69	4.91	-5.60
2006	20.39	15.79	4.60
2007	-12.86	5.49	-18.35
2008	-34.45	-37.00	2.55
2009	42.05	26.46	15.59
2010	33.03	15.06	17.97
2011	5.56	2.11	3.45
2012	12.91	16.00	-3.09
2013	32.81	32.39	0.42
2014 (3/31/14)	1.22	1.81	-0.59
Since Inception:
Cumulative
Return	4,994.79	2,377.80	2,616.99
Avg. Annual
Return	13.59	10.96	2.63

These performance numbers reflect the deduction of the Fund’s Institutional Class annual operating expenses which as stated in its most recent prospectus are 1.60% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 17

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Valeant Pharmaceuticals International, Inc.	6.9%
DIRECTV	4.3
Liberty Media Corp. - Series A	4.2
Berkshire Hathaway, Inc. - CL B	4.0
Liberty Global plc - Series C	3.7
The ADT Corp.	3.6
Wells Fargo & Co.	3.6
TransDigm Group, Inc.	3.4
Redwood Trust, Inc.	3.3
Laboratory Corp. of America Holdings	3.0
% of Net Assets	40.0%

Industry Sectors
Consumer Discretionary	26.1%
Health Care	12.1
Financials	10.9
Information Technology	10.0
Industrials	7.7
Energy	4.1
Materials	2.4
Consumer Staples	1.6
Exchange Traded Funds	1.3
Securities Sold Short	(8.0)
Short Proceeds/Other	31.8
Net Assets	100.0%

Top Performers for Quarter Ended March 31, 2014
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	12.3%	7.5%	0.91%
Martin Marietta Materials, Inc.	28.8	2.3	0.59
TransDigm Group, Inc.	15.0	3.2	0.46
DIRECTV	10.6	4.3	0.44
Wells Fargo & Co.	10.3	3.5	0.34

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended March 31, 2014
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
The ADT Corp.	(25.6)%	2.9%	(0.60)%
Liberty Media Corp. - Series A	(10.7)	3.7	(0.40)
National CineMedia, Inc.	(21.4)	1.4	(0.34)
Interval Leisure Group, Inc.	(15.0)	1.8	(0.31)
XO Group, Inc.	(31.8)	0.8	(0.30)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

18 Weitz Funds

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2014

COMMON STOCKS — 74.9%	Shares	Value
Consumer Discretionary — 26.1%
Cable & Satellite — 8.0%
DIRECTV*	700,000	$53,494,000
Liberty Global plc - Series C* (b)	1,120,000	45,595,200
		99,089,200
Broadcasting — 5.3%
Liberty Media Corp. - Series A* (b)	398,953	52,155,126
Cumulus Media, Inc. - CL A*	2,100,000	14,511,000
		66,666,126
Internet & Catalog Retail — 4.8%
Liberty Interactive Corp. - Series A* (b)	1,240,000	35,798,800
Liberty Ventures - Series A* (b)	180,000	23,459,400
		59,258,200
Textiles, Apparel & Luxury Goods — 2.8%
Iconix Brand Group, Inc.*	900,000	35,343,000
Movies & Entertainment — 2.4%
Live Nation Entertainment, Inc.*	1,360,000	29,580,000
Hotels, Restaurants & Leisure — 1.6%
Interval Leisure Group, Inc.	750,000	19,605,000
Advertising — 1.2%
National CineMedia, Inc.	1,000,000	15,000,000
		324,541,526
Health Care — 12.1%
Pharmaceuticals — 8.1%
Valeant Pharmaceuticals International, Inc.* (b)	650,000	85,689,500
Endo International plc*	210,000	14,416,500
		100,106,000
Health Care Services — 4.0%
Laboratory Corp. of America Holdings* (b)	380,000	37,319,800
Express Scripts Holding Co.*	170,000	12,765,300
		50,085,100
		150,191,100
Financials — 10.9%
Diversified Financial Services — 4.0%
Berkshire Hathaway, Inc. - CL B* (b)	400,000	49,988,000
Diversified Banks — 3.6%
Wells Fargo & Co.(b)	900,000	44,766,000
Mortgage REITs — 3.3%
Redwood Trust, Inc.(b)	2,000,000	40,560,000
		135,314,000
Information Technology — 10.0%
Software — 3.4%
Oracle Corp.	650,000	26,591,500
Microsoft Corp.	380,000	15,576,200
		42,167,700
Semiconductors & Semiconductor Equipment— 2.8%
Texas Instruments, Inc.	750,000	35,362,500
Internet Software & Services — 1.5%
Google, Inc. - CL A* (b)	10,000	11,145,100
XO Group, Inc.*	730,000	7,402,200
		18,547,300
Electronic Equipment, Instruments & Components — 1.5%
FLIR Systems, Inc.	500,000	18,000,000

	Shares	Value
IT Services — 0.8%
CACI International, Inc. - CL A* (b)	130,000	$9,594,000
		123,671,500
Industrials — 7.7%
Commercial Services & Supplies — 3.6%
The ADT Corp.	1,500,000	44,925,000
Aerospace & Defense — 3.4%
TransDigm Group, Inc.(b)	230,346	42,660,079
Transportation Infrastructure — 0.4%
Wesco Aircraft Holdings, Inc.*	229,200	5,044,692
Machinery — 0.3%
Intelligent Systems Corp.* # †	2,270,000	3,813,600
		96,443,371
Energy — 4.1%
Oil & Gas Exploration & Production — 3.6%
Apache Corp.(b)	300,000	24,885,000
Range Resources Corp.(b)	240,000	19,912,800
		44,797,800
Oil & Gas Refining & Marketing — 0.5%
World Fuel Services Corp.	130,000	5,733,000
		50,530,800
Materials — 2.4%
Construction Materials — 2.4%
Martin Marietta Materials, Inc.(b)	230,000	29,520,500
Consumer Staples — 1.6%
Personal Products — 1.6%
Avon Products, Inc.	1,350,000	19,764,000
Total Common Stocks
(Cost $590,708,483)		929,976,797

EXCHANGE TRADED FUNDS — 1.3%

ProShares Short 20+ Year Treasury Fund*
(Cost $16,502,639)	520,000	15,792,400

	Expiration	Shares
PUT	date/	subject
OPTIONS* — 0.1%	Strike price	to option
Put Options
Ishares Russell
2000 Fund	April 2014 / $116	100,000	185,000
Ishares Russell
2000 Fund	May 2014 / $116	100,000	303,000
Ishares Russell
Midcap Fund	May 2014 / $152	150,000	311,250
S&P 500 Index	June 2014 / $1,870	10,000	475,500
Total Put Options
(premiums paid $1,955,160)			1,274,750

The accompanying notes form an integral part of these financial statements.

weitzinvestments.com 19

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

CASH EQUIVALENTS — 24.2%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $300,689,343)	300,689,343	$300,689,343
Total Investments in Securities
(Cost $909,855,625)		1,247,733,290
Due From Broker(b) — 7.7%		95,814,826
Securities Sold Short — (7.5%)		(93,141,600)
Options Written — (0.5%)		(5,995,500)
Other Liabilities in Excess of Other Assets — (0.2%)		(2,163,922)
Net Assets — 100.0%		$1,242,247,094
Net Asset Value Per Share - Institutional Class		$16.55
Net Asset Value Per Share - Investor Class		$16.43

SECURITIES SOLD SHORT — (7.5%)
Ishares Russell 2000 Fund	320,000	(37,228,800)
Ishares Russell Midcap Fund	180,000	(27,856,800)
SPDR S&P 500 ETF Trust	150,000	(28,056,000)
Total Securities Sold Short
(proceeds $62,157,774)		(93,141,600)

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Google, Inc. - CL A	June 2014 / $1,170	10,000	$(325,000)
Valeant Pharmaceuticals
International, Inc.	April 2014 / $105	150,000	(4,080,000)
			(4,405,000)
Uncovered Call Options
Ishares Russell
2000 Fund	April 2014 / $116	100,000	(195,000)
Ishares Russell
2000 Fund	May 2014 / $116	100,000	(307,500)
Ishares Russell
Midcap Fund	May 2014 / $152	150,000	(682,500)
S&P 500 Index	June 2014 / $1,870	10,000	(405,500)
			(1,590,500)
Total Options Written
(premiums received $4,690,777)			$(5,995,500)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2014.
(b)	Fully or partially pledged as collateral on securities sold short and outstanding written options.

The accompanying notes form an integral part of these financial statements.

20 Weitz Funds

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weitzinvestments.com 21

RESEARCH FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Jonathan A. Baker, CFA; Barton B. Hooper, CFA;
David A. Perkins, CFA; & Andrew S. Weitz

The Research Fund returned -1.1% in the first calendar quarter, compared to a +1.8% return for the S&P 500 Index, a +2.0% return for the Russell 3000 Index and a +2.9% return for the Russell 3000 Value Index. FLIR Systems (+20%) and Valeant Pharmaceuticals (+12%) were the two top contributors to fund performance. FLIR benefited from investor excitement over the potential of the company’s FLIR One and Lepton products announced in the 1st quarter. Valeant’s progress on the integration of the Bausch + Lomb acquisition and good organic growth drove investor interest. DIRECTV (+11%), Microsoft (+10%) and Outerwall (+8%) were also leading contributors to performance.

Shares of XO Group (-32%) underperformed as the company’s newly appointed CEO Michael Steib announced new investments that will temporarily reduce earnings. After speaking with XO’s new leadership, we have increased confidence in their overall strategy and added to our position as we believe the company is allocating capital to initiatives that will drive long-term value. New Fund holding ADT Corporation’s gross customer additions were below expectations, exacerbating fears that the company is ill-prepared for competition from new cable and telecom entrants. We acknowledge competitive pressures have increased, but also note the company has taken action to dampen sales of less profitable accounts – trading short term “sales” results for more durable “profits.” The strategy will take time to judge, but we believe ADT will continue to compete effectively as a leader in its industry. The Fund materially added to its initial starting positions during the quarter. FTI Consulting (-19%), Avon Products (-15%) and ITT Education (-15%) were also significant detractors to the Fund’s performance.

For the fiscal year ended March 31, 2014, the Fund returned +21.3% compared to a +21.9% return for the S&P 500 Index, a +22.6% return for the Russell 3000 Index and a +21.7% return for the Russell 3000 Value Index. Despite giving up some of its gains in the last quarter of the fiscal year, ITT Education (+108%) was a standout performer as stabilization in enrollment trends and improvement in free cash flows alleviated investor concerns. Microsoft (+47%) also contributed as investors began to place less emphasis on the smaller Windows and consumer businesses and assign more value to the company’s larger and more dominant enterprise software businesses. Valeant (+76%), FLIR Systems (+40%) and Outerwall (+24%) were also significant contributors to performance. Avon Products (-28%) declined for the fiscal year as the slow pace of Avon’s long-term turnaround coupled with fears of the company’s exposure to emerging market currencies led to disappointing stock price performance. We remain confident that Avon management is on the right track and the company’s emerging market exposure is a long-term positive. Target Corporation (-9%) also declined as slow consumer spending in the United States combined with disappointing initial results from its entry into Canada and an untimely data breach caused the stock to decline for the fiscal year. ADT and Liberty Media Corp. (-7%) were among the negative contributors to performance.

The pace of activity for the Fund picked up compared to that of recent quarters. The Fund added four companies to the portfolio that met our quality and valuation criteria: Allison Transmission, Liberty Global, Liberty Media Corp. and ADT. Allison Transmission, a former subsidiary of General Motors, is the world’s largest provider of Fully Automated Transmissions for buses and trucks. It boasts best in class margins and returns on invested capital and is just beginning to penetrate the large and emerging markets of China, India and Brazil. Liberty Global makes a return to the portfolio as we believe the company’s superior capital allocation and ability to profitably participate in the consolidation of video and broadband across Europe is not fully recognized in the company’s stock price.

The Fund exited five long-term positions during the quarter –Iconix Brand Group, Aon plc, Texas Instruments, Fidelity National Information Systems and National CineMedia – as each approached or exceeded our estimate of business value. We consider these businesses to be of high quality and would gladly own them again. The Fund’s cash position remained at 21% of net assets.

Research is a focused, multi-cap equity fund that invests in companies of all sizes. The Fund is managed in a “sleeve” format, with each co-manager responsible for all decisions related to their portion of the portfolio’s assets. In addition to the unique portfolio management structure, the Fund has several characteristics that may further distinguish it from our other equity funds, including potentially higher levels of concentration, position sizes and turnover within the Fund.

New and Eliminated Securities for Quarter Ended March 31, 2014
New ($000’s)		Eliminations ($000’s)
ADT	$2,255	National CineMedia	$424
Liberty Media	493	Iconix Brand Group	408
Allison Transmission Holdings	406	Fidelity National Information Services	365
Liberty Global	398	Texas Instruments	345
		Aon	326

22 Weitz Funds

RESEARCH FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
					Since
	3 Mos.	1 Year	3 Year	5 Year	Inception
Research	-1.09%	21.29%	13.42%	22.22%	8.49%
S&P 500	1.81	21.86	14.66	21.16	7.49
Russell 3000	1.97	22.61	14.61	21.93	7.94
Russell 3000 Value	2.92	21.65	14.63	21.88	7.05

Growth of $10,000 Since Inception
This chart depicts the change in the value of a $10,000 investment in the Research Fund for the period April 1, 2005 through March 31, 2014, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Research	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
2005 (4/1/05)	4.01%	7.22%	-3.21%
2006	21.83	15.79	6.04
2007	-13.41	5.49	-18.90
2008	-30.72	-37.00	6.28
2009	38.84	26.46	12.38
2010	30.32	15.06	15.26
2011	4.16	2.11	2.05
2012	5.74	16.00	-10.26
2013	39.03	32.39	6.64
2014 (3/31/14)	-1.09	1.81	-2.90
Since Inception:
Cumulative
Return	108.29	91.56	16.73
Avg. Annual
Return	8.49	7.49	1.00

Starting January 1, 2011, these performance numbers reflect the deduction of the Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Fund as stated in its most recent prospectus are 1.74% (gross) and 0.94% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2014. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 23

RESEARCH FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
The ADT Corp.	7.1%
Liberty Interactive Corp. - Series A	5.1
Microsoft Corp.	4.5
XO Group, Inc.	4.4
DIRECTV	4.0
Berkshire Hathaway, Inc. - CL B	4.0
Valeant Pharmaceuticals International, Inc.	3.9
Apache Corp.	3.3
FTI Consulting, Inc.	3.1
FLIR Systems, Inc.	3.0
% of Net Assets	42.4%

Industry Sectors
Information Technology	24.1%
Consumer Discretionary	23.5
Industrials	11.9
Financials	6.8
Health Care	5.3
Energy	5.1
Consumer Staples	2.6
Cash Equivalents/Other	20.7
Net Assets	100.0%

Top Performers for Quarter Ended March 31, 2014
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	12.3%	4.5%	0.63%
FLIR Systems, Inc.	20.0	3.0	0.58
Microsoft Corp.	10.3	4.1	0.41
Outerwall, Inc.	7.8	3.2	0.39
DIRECTV	10.6	3.8	0.38

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended March 31, 2014
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
XO Group, Inc.	(31.8)%	3.8%	(1.34)%
The ADT Corp.	(25.6)	6.1	(1.02)
FTI Consulting, Inc.	(19.0)	3.4	(0.76)
Avon Products, Inc.	(14.6)	2.6	(0.40)
ITT Educational Services, Inc.	(14.6)	2.9	(0.36)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

24 Weitz Funds

RESEARCH FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2014

COMMON STOCKS — 79.3%	Shares	Value
Information Technology — 24.1%
Software — 7.8%
Microsoft Corp.	26,415	$1,082,751
Oracle Corp.	11,000	450,010
ACI Worldwide, Inc.*	6,000	355,140
		1,887,901
Internet Software & Services — 7.4%
XO Group, Inc.*	104,593	1,060,573
Liquidity Services, Inc.*	15,000	390,750
Google, Inc. - CL A*	300	334,353
		1,785,676
Technology Hardware, Storage & Peripherals — 3.5%
Apple Inc.	800	429,392
Hewlett-Packard Co.	13,000	420,680
		850,072
Electronic Equipment, Instruments & Components — 3.0%
FLIR Systems, Inc.	20,140	725,040
IT Services — 2.4%
CACI International, Inc. - CL A*	4,400	324,720
Accenture plc - CL A	3,300	263,076
		587,796
		5,836,485
Consumer Discretionary — 23.5%
Cable & Satellite — 5.5%
DIRECTV*	12,570	960,599
Liberty Global plc - Series C*	9,300	378,603
		1,339,202
Internet & Catalog Retail — 5.1%
Liberty Interactive Corp. - Series A*	43,050	1,242,854
Diversified Consumer Services — 2.8%
ITT Educational Services, Inc.*	24,000	688,320
Broadcasting — 1.9%
Liberty Media Corp. - Series A*	3,600	470,628
Specialty Retail — 1.9%
Outerwall, Inc.*	6,253	453,343
Auto Components — 1.9%
Allison Transmission Holdings, Inc.	15,000	449,100
Movies & Entertainment — 1.6%
The Walt Disney Co.	4,800	384,336
Multiline Retail — 1.5%
Target Corp.	6,000	363,060
Hotels, Restaurants & Leisure — 1.3%
Interval Leisure Group, Inc.	11,966	312,791
		5,703,634
Industrials — 11.9%
Commercial Services & Supplies — 7.1%
The ADT Corp.	57,754	1,729,732
Professional Services — 3.1%
FTI Consulting, Inc.*	22,231	741,182
Aerospace & Defense — 1.7%
TransDigm Group, Inc.	2,241	415,033
		2,885,947

	Shares	Value
Financials — 6.8%
Diversified Financial Services — 4.0%
Berkshire Hathaway, Inc. - CL B*	7,680	$959,770
Insurance Brokers — 2.8%
Brown & Brown, Inc.	22,310	686,255
		1,646,025
Health Care — 5.3%
Pharmaceuticals — 3.9%
Valeant Pharmaceuticals International, Inc.*	7,195	948,517
Health Care Services — 1.4%
Express Scripts Holding Co.*	4,500	337,905
		1,286,422
Energy — 5.1%
Oil & Gas Exploration & Production — 3.3%
Apache Corp.	9,559	792,919
Oil & Gas Refining & Marketing — 1.8%
World Fuel Services Corp.	10,000	441,000
		1,233,919
Consumer Staples — 2.6%
Personal Products — 2.6%
Avon Products, Inc.	44,000	644,160
Total Common Stocks
(Cost $15,445,515)		19,236,592

CASH EQUIVALENTS — 20.8%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $5,042,825)	5,042,825	5,042,825
Total Investments in Securities
(Cost $20,488,340)		24,279,417
Other Liabilities in Excess of Other Assets — (0.1%)		(21,365)
Net Assets — 100.0%		$24,258,052
Net Asset Value Per Share		$12.76

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at March 31, 2014.

The accompanying notes form an integral part of these financial statements.

weitzinvestments.com 25

HICKORY FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA & Andrew S. Weitz

The Hickory Fund returned -1.3% in the first calendar quarter, compared to +2.3% for the Russell 2500. For the fiscal year ended March 31, 2014, the Fund returned +15.2% compared to +24.0% for the Russell 2500. In the quarter, the Fund suffered from several specific stock disappointments while the broader market marched modestly higher. These are discussed in greater detail below. These relative results are disappointing, but we remain patient and steadfast in our belief that sticking to our valuation discipline will yield acceptable, long-term risk adjusted returns. For the full year, the largest headwind to relative performance was the Fund’s elevated residual cash balance. We are looking for new investment opportunities constantly and are eager to put capital to work, but will not lower our expectations simply for the sake of “doing something.” In the meantime, our portfolio companies on balance have performed well and are growing their per share values.

National CineMedia (-21%), XO Group (-32%) and ADT Corporation (-26%) each saw their shares fall precipitously this quarter after reporting quarterly results. National CineMedia continues to drive higher network utilization through selective price cuts. We believe the strategy is sound, and the company will be better off with a larger stable of advertising clients and more consistently sold out inventory. XO Group announced both a new CEO and an investment initiative to better position the company for a more mobile future. We are confident that new CEO Michael Steib (a former Google executive) has both the skills and experience to successfully execute these investments and move the company forward. ADT’s gross customer additions were below expectations, exacerbating fears that the company is ill-prepared for competition from new cable and telecom entrants. We acknowledge competitive pressures have increased, but also note the company has taken action to dampen sales of less profitable accounts – trading short term “sales” results for more durable “profits.” The strategy will take time to judge, but we believe ADT will continue to compete effectively as a leader in its industry. In each case, we added to our holdings on weakness. These declines were partially offset by strong contributions from Martin Marietta Materials (+29%), TransDigm Group (+15%) and FLIR Systems (+20%).

Live Nation Entertainment (+76%) was the top contributor to Fund performance in the fiscal year. Shares rallied early in the fiscal year thanks to a favorable outcome in its CTS Eventim arbitration and continued to rise thanks to gathering strength across Live Nation’s business throughout the year. Iconix Brand Group (+52%) had another solid year of execution across its portfolio of brands, despite an otherwise choppy retail environment. FLIR Systems (+40%) was also a top contributor to performance. Its shares rose as investors cheered signs of stabilization in its defense business and grew excited over new product introductions. On a relative performance basis, the Fund’s elevated cash balance was the top “detractor,” responsible for over half the performance gap between the Fund and its primary benchmark. On an absolute performance basis, ADT (mentioned above) was the top detractor to fiscal year returns. Avon Products was also an anchor on full year results. In early 2014, Avon shares declined as investors grew skittish of businesses exposed to emerging market economies (and their depreciating currencies). Despite these currency fluctuations, we believe management continues to make progress on its turnaround plan and we used the stock’s weakness to add to our relatively new position. Rounding out the top three detractors, Redwood Trust (-7%) also lagged early after providing a greater than 100% return in the prior fiscal year.

The Fund did not purchase shares of any new companies in the quarter, but did close our investment in Compass Minerals. This winter’s extreme cold and harsh conditions created heightened demand for Compass’ core deicing salt operations and greater investor interest in its shares. We took advantage of this strength to sell our remaining position as it approached our base case business value. Across the portfolio, we added to more positions than we trimmed during the quarter as we looked to capitalize on the brief period of volatility experienced early in the calendar year. We added meaningfully to several holdings, including Willis Group Holdings, Brown & Brown, Endo International, and Ascent Capital. Our most significant trims included FLIR Systems, Prestige Brands Holdings and Iconix Brand Group. Cash declined in the quarter to 27% (from 31% last quarter).

The Hickory Fund invests in our firm’s best smaller company ideas. The Fund’s weighted average market cap is approximately $5.7 billion, reflecting Hickory’s diverse mix of mid-cap and small-cap stocks. The Fund remains relatively concentrated, with the ten largest positions accounting for 37% of net assets.

New and Eliminated Securities for Quarter Ended March 31, 2014
New ($mil)	Eliminations ($mil)
None	Compass Minerals International	$6.7

26 Weitz Funds

HICKORY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Hickory	-1.33%	15.23%	12.06%	24.03%	7.48%	5.60%	10.88%
Russell 2500	2.30	24.01	13.95	25.33	9.43	10.19	11.02
Russell 2500 Value	3.52	21.76	13.88	24.81	9.01	11.03	11.72
S&P 500	1.81	21.86	14.66	21.16	7.42	4.47	9.53

Growth of $10,000
Effective June 30, 2008, the Hickory Fund adopted its current principal investment strategy of investing the majority of its assets in smaller and medium sized companies, those with a market capitalization of less than $10 billion at the time of purchase. Prior to July 1, 2008, the Fund’s primary benchmark was the S&P 500.

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period July 1, 2008 through March 31, 2014, as compared with the growth of the Russell 2500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The following chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 2004 through March 31, 2014, as compared with the growth of the Russell 2500 and Standard & Poor’s 500 Indices during the same period.

	Hickory	Russell	Relative
Year	(1)	2500 (2)	Results (1)-(2)
2008 (7/1/08)	-28.92%	-31.21%	2.29%
2009	36.54	34.39	2.15
2010	38.66	26.71	11.95
2011	1.53	-2.51	4.04
2012	18.98	17.88	1.10
2013	27.83	36.80	-8.97
2014 (3/31/14)	-1.33	2.30	-3.63
Since 7/1/08:
Cumulative
Return	105.07	88.38	16.69
Avg. Annual
Return	13.29	11.64	1.65

	Hickory	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1993 (4/1/93)	20.27%	5.45%	14.82%
1994	-17.29	1.32	-18.61
1995	40.48	37.58	2.90
1996	35.33	22.96	12.37
1997	39.17	33.36	5.81
1998	33.01	28.58	4.43
1999	36.67	21.04	15.63
2000	-17.24	-9.10	-8.14
2001	-4.65	-11.89	7.24
2002	-29.31	-22.10	-7.21
2003	47.95	28.68	19.27
2004	22.61	10.88	11.73
2005	-0.22	4.91	-5.13
2006	22.80	15.79	7.01
2007	-13.12	5.49	-18.61
2008	-41.59	-37.00	-4.59
2009	36.54	26.46	10.08
2010	38.66	15.06	23.60
2011	1.53	2.11	-0.58
2012	18.98	16.00	2.98
2013	27.83	32.39	-4.56
2014 (3/31/14)	-1.33	1.81	-3.14
Since Inception:
Cumulative
Return	768.42	526.16	242.26
Avg. Annual
Return	10.83	9.12	1.71

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.26% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 27

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
TransDigm Group, Inc.	4.8%
Martin Marietta Materials, Inc.	4.1
Laboratory Corp. of America Holdings	4.0
Iconix Brand Group, Inc.	3.8
Redwood Trust, Inc.	3.5
Liberty Interactive Corp. - Series A	3.5
The ADT Corp.	3.5
Brown & Brown, Inc.	3.3
Live Nation Entertainment, Inc.	3.2
World Fuel Services Corp.	3.1
% of Net Assets	36.8%

Industry Sectors
Consumer Discretionary	25.3%
Information Technology	12.2
Industrials	10.2
Financials	9.7
Health Care	6.2
Materials	4.1
Energy	3.1
Consumer Staples	2.0
Telecommunication Services	0.6
Cash Equivalents/Other	26.6
Net Assets	100.0%

Top Performers for Quarter Ended March 31, 2014
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Martin Marietta Materials, Inc.	28.8%	3.5%	0.90%
TransDigm Group, Inc.	15.0	4.4	0.62
FLIR Systems, Inc.	20.0	2.7	0.52
Live Nation Entertainment, Inc.	10.1	3.2	0.30
Laboratory Corp. of America Holdings	7.5	3.6	0.28

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended March 31, 2014
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
The ADT Corp.	(25.6)%	3.1%	(0.85)%
XO Group, Inc.	(31.8)	1.9	(0.70)
National CineMedia, Inc.	(21.4)	2.4	(0.59)
Interval Leisure Group, Inc.	(15.0)	3.1	(0.51)
FTI Consulting, Inc.	(19.0)	1.9	(0.41)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

28 Weitz Funds

HICKORY FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2014

COMMON STOCKS — 73.4%	Shares	Value
Consumer Discretionary — 25.3%
Internet & Catalog Retail — 4.9%
Liberty Interactive Corp. - Series A*	625,000	$18,043,750
Liberty Ventures - Series A*	55,000	7,168,150
		25,211,900
Broadcasting — 4.4%
Liberty Media Corp. - Series A*	110,000	14,380,300
Cumulus Media, Inc. - CL A*	1,200,000	8,292,000
		22,672,300
Textiles, Apparel & Luxury Goods — 3.8%
Iconix Brand Group, Inc.*	500,000	19,635,000
Movies & Entertainment — 3.2%
Live Nation Entertainment, Inc.*	760,101	16,532,197
Hotels, Restaurants & Leisure — 3.0%
Interval Leisure Group, Inc.	600,000	15,684,000
Cable & Satellite — 2.8%
Liberty Global plc - Series C*	360,000	14,655,600
Advertising — 2.2%
National CineMedia, Inc.	762,500	11,437,500
Diversified Consumer Services — 1.0%
Ascent Capital Group, Inc. - CL A*	70,000	5,288,500
		131,116,997
Information Technology — 12.2%
IT Services — 4.4%
CACI International, Inc. - CL A*	180,000	13,284,000
Sapient Corp.*	550,000	9,383,000
		22,667,000
Internet Software & Services — 3.4%
XO Group, Inc.*	900,000	9,126,000
Liquidity Services, Inc.*	325,000	8,466,250
		17,592,250
Electronic Equipment, Instruments & Components — 2.8%
FLIR Systems, Inc.	400,000	14,400,000
Software — 1.6%
ACI Worldwide, Inc.*	145,000	8,582,550
		63,241,800
Industrials — 10.2%
Aerospace & Defense — 4.8%
TransDigm Group, Inc.	135,000	25,002,000
Commercial Services & Supplies — 3.5%
The ADT Corp.	600,000	17,970,000
Professional Services — 1.9%
FTI Consulting, Inc.*	296,611	9,889,010
		52,861,010
Financials — 9.7%
Insurance Brokers — 4.3%
Brown & Brown, Inc.	550,000	16,918,000
Willis Group Holdings Ltd.	125,000	5,516,250
		22,434,250
Mortgage REITs — 3.5%
Redwood Trust, Inc.	900,000	18,252,000
Property & Casualty Insurance — 1.9%
CNA Financial Corp.	230,000	9,825,600
		50,511,850

	Principal
	amount
	or shares	Value
Health Care — 6.2%
Health Care Services — 4.0%
Laboratory Corp. of America Holdings*	210,000	$20,624,100
Pharmaceuticals — 2.2%
Endo International plc*	115,000	7,894,750
Prestige Brands Holdings, Inc.*	125,000	3,406,250
		11,301,000
		31,925,100
Materials — 4.1%
Construction Materials — 4.1%
Martin Marietta Materials, Inc.	165,000	21,177,750
Energy — 3.1%
Oil & Gas Refining & Marketing — 3.1%
World Fuel Services Corp.	360,000	15,876,000
Consumer Staples — 2.0%
Personal Products — 2.0%
Avon Products, Inc.	700,000	10,248,000
Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.6%
LICT Corp.* #	1,005	3,155,700
Total Common Stocks
(Cost $252,429,257)		380,114,207

CASH EQUIVALENTS — 27.1%
U.S. Treasury Bills — 27.0%
U.S. Treasury Bills, 0.04% to 0.09%,
4/10/14 to 8/21/14(a)	$140,000,000	139,989,780
Money Market Funds — 0.1%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)	312,809	312,809
Total Cash Equivalents
(Cost $140,295,257)		140,302,589
Total Investments in Securities
(Cost $392,724,514)		520,416,796
Other Liabilities in Excess of Other Assets — (0.5%)		(2,776,461)
Net Assets — 100.0%		$517,640,335
Net Asset Value Per Share		$57.87

*	Non-income producing
#	Illiquid and/or restricted security.
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at March 31, 2014.

The accompanying notes form an integral part of these financial statements.

weitzinvestments.com 29

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton, CFA

The Balanced Fund returned +1.4% in the first calendar quarter, compared to +1.5% for the Blended Index. For the fiscal year ended March 31, the Fund returned +9.9% compared to +12.7% for the Blended Index. Stocks posted strong gains over the last twelve months, whereas high quality bonds generally treaded water or declined slightly in value. Relative results softened due to our intentionally cautious portfolio positioning. Still, the Fund’s absolute returns have been very respectable for a balanced investment approach over the last one, three and five years (9.9%, 8.7% and 14.8% per year, respectively).

Martin Marietta (+29%) led the Fund’s contributors during the quarter. We think the company’s announced merger with cement maker Texas Industries makes strategic sense and will be accretive to business value. FLIR Systems (+20%) headlined generally solid performance from the Fund’s technology holdings. The company’s defense business showed signs of stabilization, and we expect new product introductions to fuel growth in the commercial business. Valeant Pharmaceuticals (+12%) continued to integrate the transforming Bausch + Lomb acquisition. The ADT Corporation was the largest detractor for the quarter and fiscal year. We reversed course and sold after determining that the company’s risk profile was not well suited to this particular fund. National CineMedia (-21%) gave back some of 2013’s robust gains. The company continued to drive higher network utilization through selective price cuts. We think this strategy will prove to be sound.

Valeant (+76%) was by far the largest contributor for the fiscal year ended March 31, 2014, as the Bausch + Lomb acquisition amplified business value growth. Walt Disney (+43%) had a terrific year with solid operating results across the board. FLIR Systems (+40%), Google (+40%) and Texas Instruments (+37%) also were notable contributors in the technology sector. Target (-9%) was the only equity detractor other than ADT for the fiscal year. Target’s investors have been disappointed with the company’s results in Canada to date. In addition, the company suffered from a well-publicized and untimely data breach that we do not expect to permanently impair business value. On balance, returns for the fiscal year could have been stronger had we allocated more of the portfolio to equities.

Portfolio activity was moderate during the quarter. We bought shares of Pioneer Natural Resources, a producer of oil and gas with significant reserves in Texas in the Permian Basin and Eagle Ford shale. Pioneer’s primary area of investment is the horizontal redevelopment of the Northern Midland basin. This drilling generates some of the highest cash margins per barrel of oil in North America. The company has a tremendous inventory of visible, low-risk reserves with multiple shale layers to exploit under the same acreage. We think Pioneer’s net asset value, conservatively estimated, is roughly $250 per share.

We sold Compass Minerals and Southwestern Energy during the quarter. Compass’ stock reached our estimate of business value as harsh winter conditions increased demand for the company’s core deicing salt. Southwestern Energy’s stock rose as investor sentiment turned more positive on natural gas companies. We effectively swapped Southwestern for Pioneer. Pioneer was cheaper in our view, with a clearer path to per share production and net asset value growth. Other valuation-driven trims during the quarter included FLIR Systems, Valeant and Google, while we added to existing positions in Brown & Brown, Accenture and Diageo.

The Fund’s asset allocation was 44% stocks, 23% bonds and 33% residual cash at quarter end. Our fixed income investments remain focused on shorter maturity, higher quality cash flows. We added a layer of 2 1/2 year Treasury notes as interest rates drifted higher. We also took a small, senior note position in a commercial liquidating trust transaction sponsored by Oaktree. Thanks to Nolan Anderson for his detailed work on the structure, sponsor and collateral.

The Fund’s cautious positioning is a result of our bottom-up valuation work. Stock prices continued to rise faster than underlying business values over the past twelve months. We are not saying that stocks are overpriced, simply that few are cheap. We can earn reasonable returns from current levels as long as business values per share are growing. The stocks that we own fit this bill, and we like the long-term prospects for these companies.

We look forward to seeing many of you at the Scott Conference Center in May, and thank you for your continued confidence in our investment team and process.

New and Eliminated Stocks for Quarter Ended March 31, 2014
New ($mil)		Eliminations ($mil)
Pioneer Natural Resources	$1.3	Southwestern Energy	$1.0
		Compass Minerals International	0.4

30 Weitz Funds

BALANCED FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year
Balanced Fund	1.43%	9.86%	8.70%	14.83%	5.81%
Blended Index	1.53	12.69	10.11	14.35	6.30
S&P 500	1.81	21.86	14.66	21.16	7.42
Barclays Intermediate U.S. Government/Credit	1.00	-0.13	3.13	4.18	3.94

Growth of $10,000 Since Inception
This chart depicts the change in the value of a $10,000 investment in the Balanced Fund for the period October 1, 2003 through March 31, 2014, as compared with the growth of the Blended Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Balanced	Blended	Relative
Year	(1)	(2)	Results (1)-(2)
2003 (10/1/03)	3.78%	7.23%	-3.45%
2004	11.84	7.75	4.09
2005	1.73	3.66	-1.93
2006	14.33	11.00	3.33
2007	-5.26	6.39	-11.65
2008	-26.82	-22.07	-4.75
2009	28.77	18.11	10.66
2010	15.66	11.85	3.81
2011	2.27	3.85	-1.58
2012	10.91	11.15	-0.24
2013	15.46	18.09	-2.63
2014 (3/31/14)	1.43	1.53	-0.10
Since Inception:
Cumulative
Return	85.18	101.50	-16.32
Avg. Annual
Return	6.04	6.90	-0.86

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.13% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 31

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway, Inc. - CL B	2.5%
Liberty Interactive Corp. - Series A	2.3
Redwood Trust, Inc.	2.2
Martin Marietta Materials, Inc.	2.2
Express Scripts Holding Co.	2.2
Brown & Brown, Inc.	2.1
FLIR Systems, Inc.	2.1
Laboratory Corp. of America Holdings	1.9
Oracle Corp.	1.9
The Walt Disney Co.	1.9
% of Net Assets	21.3%

Industry Sectors
Information Technology	11.0%
Financials	9.2
Consumer Discretionary	7.2
Health Care	6.0
Energy	4.1
Consumer Staples	2.7
Materials	2.2
Industrials	1.4
Total Common Stocks	43.8
Cash Equivalents/Other	33.5
U.S. Treasury Notes	10.7
Corporate Bonds	7.1
Mortgage-Backed Securities	3.8
Asset-Backed & Commercial Mortgage-Backed Securities	1.1
Total Bonds & Cash Equivalents	56.2
Net Assets	100.0%

Top Performers for Quarter Ended March 31, 2014
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Martin Marietta Materials, Inc.	28.8%	2.1%	0.54%
FLIR Systems, Inc.	20.0	2.4	0.45
Valeant Pharmaceuticals International, Inc.	12.3	2.2	0.30
Express Scripts Holding Co.	6.9	2.3	0.15
Redwood Trust, Inc.	6.1	2.2	0.15

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended March 31, 2014
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
The ADT Corp.	(25.6)%	1.4%	(0.31)%
National CineMedia, Inc.	(21.4)	1.0	(0.26)
United Parcel Service, Inc. - CL B	(6.7)	1.4	(0.10)
Apache Corp.	(3.3)	1.8	(0.06)
Target Corp.	(3.6)	1.0	(0.04)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

32 Weitz Funds

BALANCED FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2014

COMMON STOCKS — 43.8%	Shares	Value
Information Technology — 11.0%
Software — 3.2%
Oracle Corp.	60,000	$2,454,600
Microsoft Corp.	40,000	1,639,600
		4,094,200
IT Services — 2.7%
Fidelity National Information Services, Inc.	35,000	1,870,750
Accenture plc - CL A	20,000	1,594,400
		3,465,150
Electronic Equipment, Instruments & Components — 2.1%
FLIR Systems, Inc.	72,500	2,610,000
Semiconductors & Semiconductor Equipment — 1.7%
Texas Instruments, Inc.	45,000	2,121,750
Internet Software & Services — 1.3%
Google, Inc. - CL A*	1,500	1,671,765
		13,962,865
Financials — 9.2%
Insurance Brokers — 3.5%
Brown & Brown, Inc.	85,000	2,614,600
Aon plc - CL A	22,500	1,896,300
		4,510,900
Diversified Financial Services — 2.5%
Berkshire Hathaway, Inc. - CL B*	25,000	3,124,250
Mortgage REITs — 2.2%
Redwood Trust, Inc.	140,000	2,839,200
Diversified Banks — 1.0%
Wells Fargo & Co.	25,000	1,243,500
		11,717,850
Consumer Discretionary — 7.2%
Internet & Catalog Retail — 2.3%
Liberty Interactive Corp. - Series A*	100,000	2,887,000
Advertising — 2.0%
Omnicom Group, Inc.	17,500	1,270,500
National CineMedia, Inc.	82,900	1,243,500
		2,514,000
Movies & Entertainment — 1.9%
The Walt Disney Co.	30,000	2,402,100
Multiline Retail — 1.0%
Target Corp.	21,500	1,300,965
		9,104,065
Health Care — 6.0%
Health Care Services — 4.1%
Express Scripts Holding Co.*	37,000	2,778,330
Laboratory Corp. of America Holdings*	25,000	2,455,250
		5,233,580
Pharmaceuticals — 1.9%
Valeant Pharmaceuticals International, Inc.*	18,000	2,372,940
		7,606,520

	Principal
	amount
	or shares	Value
Energy — 4.1%
Oil & Gas Exploration & Production — 4.1%
Apache Corp.	27,500	$2,281,125
Range Resources Corp.	20,000	1,659,400
Pioneer Natural Resources Co.	7,000	1,309,980
		5,250,505
Consumer Staples — 2.7%
Beverages — 2.7%
Diageo plc - Sponsored ADR	16,000	1,993,440
Anheuser-Busch InBev SA/NV - Sponsored ADR	13,000	1,368,900
		3,362,340
Materials — 2.2%
Construction Materials — 2.2%
Martin Marietta Materials, Inc.	22,000	2,823,700
Industrials — 1.4%
Air Freight & Logistics — 1.4%
United Parcel Service, Inc. - CL B	18,000	1,752,840
Total Common Stocks
(Cost $36,876,380)		55,580,685

CORPORATE BONDS — 7.1%
American Express Credit Corp.
1.75% 6/12/15	$500,000	507,085
Berkshire Hathaway Finance Corp.
0.95% 8/15/16	1,000,000	1,005,737
2.0% 8/15/18	500,000	503,410
Comcast Corp.
6.5% 1/15/15	300,000	313,820
4.95% 6/15/16	193,000	209,964
Hewlett-Packard Co.
4.75% 6/02/14	750,000	755,265
Markel Corp.
7.125% 9/30/19	500,000	602,125
Time Warner Cable, Inc.
7.5% 4/01/14	120,000	120,000
U.S. Bancorp
2.2% 11/15/16	750,000	774,625
U.S. Bank, N.A.
4.95% 10/30/14	500,000	513,171
3.778% 4/29/20	870,000	895,492
Verizon Communications, Inc.
2.5% 9/15/16	1,250,000	1,295,108
Wells Fargo & Co.
1.25% 2/13/15	750,000	755,972
Wells Fargo Bank, N.A.
0.6176% 11/03/14 (Wachovia Bank)
Floating Rate Security	550,000	550,833
0.44585% 5/16/16 Floating
Rate Security	250,000	248,939
Total Corporate Bonds
(Cost $8,896,586)		9,051,546

The accompanying notes form an integral part of these financial statements.

weitzinvestments.com 33

BALANCED FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

MORTGAGE-BACKED	Principal
SECURITIES — 3.8%(c)	amount	Value
Federal Home Loan Mortgage Corporation — 1.1%
Collateralized Mortgage Obligations — 0.2%
3649 CL BW — 4.0% 2025 (3.3 years)	$238,618	$251,667
Pass-Through Securities — 0.9%
J14649 — 3.5% 2026 (3.7 years)	299,465	314,007
E02948 — 3.5% 2026 (3.8 years)	483,122	506,473
J16663 — 3.5% 2026 (3.8 years)	289,289	303,391
		1,123,871
		1,375,538
Federal National Mortgage Association — 2.1%
Collateralized Mortgage Obligations — 0.3%
2002-91 CL QG — 5.0% 2018 (1.4 years)	152,366	160,969
2003-9 CL DB — 5.0% 2018 (1.5 years)	159,002	168,238
		329,207
Pass-Through Securities — 1.8%
MA0464 — 3.5% 2020 (2.3 years)	374,596	394,440
995755 — 4.5% 2024 (2.9 years)	59,940	63,629
AR8198 — 2.5% 2023 (3.5 years)	438,411	449,863
MA1502 — 2.5% 2023 (3.6 years)	360,816	370,187
AB1769 — 3.0% 2025 (4.0 years)	249,850	256,978
AB3902 — 3.0% 2026 (4.3 years)	427,466	440,191
AK3264 — 3.0% 2027 (4.3 years)	329,318	339,228
		2,314,516
		2,643,723
Government National Mortgage Association — 0.4%
Pass-Through Securities — 0.4%
5255 — 3.0% 2026 (4.3 years)	471,099	488,690
Non-Government Agency — 0.2%
Collateralized Mortgage Obligations — 0.2%
Sequoia Mortgage Trust (SEMT) 2011-1
CL A1 — 4.125% 2041 (0.1 years)	40,589	41,501
Sequoia Mortgage Trust (SEMT) 2010-H1
CL A1 — 3.75% 2040 (1.5 years)	75,886	74,920
Chase Mortgage Finance Corp. (Chase)
2004-S1 CL A6 — 4.5% 2019
(1.7 years)	44,412	44,056
Sequoia Mortgage Trust (SEMT) 2012-1
CL 1A1 — 2.865% 2042 (2.0 years)	194,300	196,512
		356,989
Total Mortgage-Backed Securities
(Cost $4,768,068)		4,864,940

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.7%(c)
Oaktree Real Estate Investments/Sabal
(ORES) 2014-LV3 CL A — 3.0%
2024 (0.7 years)(d)	500,000	500,000
Redwood Commercial Mortgage Corp.
(RCMC) 2012-CRE1 CL A — 5.62346%
2044 (1.6 years)(d)	343,702	352,794
Total Commercial Mortgage-Backed Securities
(Cost $843,702)		852,794

	Principal
ASSET-BACKED	amount
SECURITIES — 0.4%(c)	or shares	Value
Cabela’s Master Credit Card Trust (CABMT)
2011-2A CL A2 — 0.755% 2019 Floating
Rate Security (2.2 years)(d)
(Cost $500,000)	$500,000	$503,655

U.S. TREASURY NOTES — 10.7%
U.S. Treasury Note
0.25% 10/31/14	2,000,000	2,002,188
0.375% 11/15/14	2,000,000	2,003,672
0.25% 12/15/14	2,000,000	2,002,422
0.375% 3/15/15	3,000,000	3,006,855
0.375% 2/15/16	2,500,000	2,500,148
1.0% 9/30/16	2,000,000	2,016,562
Total U.S. Treasury Notes
(Cost $13,513,717)		13,531,847

CASH EQUIVALENTS — 32.6%
U.S. Treasury Bills — 31.1%
U.S. Treasury Bills, 0.04% to 0.09%,
4/10/14 to 8/21/14(a)	39,500,000	39,497,306
Money Market Funds — 1.5%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)	1,825,381	1,825,381
Total Cash Equivalents
(Cost $41,320,786)		41,322,687
Total Investments in Securities
(Cost $106,719,239)		125,708,154
Other Assets in Excess of Other Liabilities — 0.9%		1,195,395
Net Assets — 100.0%		$126,903,549
Net Asset Value Per Share		$14.22

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at March 31, 2014.
(c)	Number of years indicated represents estimated average life.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.

34 Weitz Funds

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weitzinvestments.com 35

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Short-Intermediate Income Fund’s Institutional Class returned +0.6% in the first calendar quarter, compared to a +1.0% return for the Barclays Intermediate U.S. Government/Credit Index (BIGC), our Fund’s primary benchmark. For the fiscal year ended March 31, 2014, the Short-Intermediate Income Fund’s Institutional Class returned +0.6%, compared to a -0.1% return for the BIGC.

The performance page following this discussion shows returns for our Fund’s Institutional Class (after deducting fees and expenses) over various holding periods and returns for three Barclays U.S. Government/Credit Indexes (Intermediate, 1-5 year and 1-3 year) for comparison purposes.

Fiscal 2014 Review
The bull market in Treasury bonds that began in September 1981 with 10-year Treasuries peaking around 16% and hitting a low of approximately 1.4% in July of 2012, took a breather this past year. Ultra-low Treasury bond interest rates climbed approximately 90 basis points (a basis point equals 1/100 of a percent) with 5- and 10-year Treasury bond yields each increasing to 1.7% and 2.7%, respectively. Rising interest rates resulted in price declines for existing bonds (bond prices and changes in interest rates are inversely related), which ate into the coupon returns for most fixed-income investors, our Fund included.

In spite of overall rising interest rates, corporate bonds and other credit sensitive securities had a strong relative year as they benefited from declining credit spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt). Despite an uptick in credit spreads spurred by the mid-year “taper tantrum,” credit spreads marched lower over the past twelve months. A broad measure of corporate bond spreads compiled by Merrill Lynch declined to 119 basis points as of March 31, down 32 basis points year over year. The repricing of credit risk has now reversed nearly the entire 2008/2009 spike, leaving overall spreads within a whisker of pre-crisis lows. Consequently, a marketplace largely bereft of absolute value is increasingly low on the relative kind as well.

Our portfolio performed reasonably well in the past fiscal year, modestly exceeding the BIGC, our Fund’s primary benchmark. Overall portfolio metrics were largely unchanged compared to a year ago. The average maturity of our Fund declined to 2.9 from 3.0 years. The duration has increased from 2.0 to 2.1 years, and the average coupon has decreased to 3.2% from 3.7%.

A vast majority (84%) of Fund investments contributed positively to results in the past fiscal year. But the mark to market impact of higher interest rates (lower bond prices) ate into the income returns of our investments, leaving many modest individual contributions. Principal contributors came, once again, from our corporate bond investments. In the investment-grade segment of our Fund, bonds issued by BHP Petrohawk Energy Corp., Mohawk Industries, Washington Post, Ford Motor Credit, Wells Fargo, Bank of America Corp., Boston Properties, Solvay/Rhodia, Hewlett-Packard, FLIR Systems, and Omnicom led the way. Our Fund’s non-investment grade holdings, currently about 10% of Fund net assets, also performed well as improving credit fundamentals of many of our investments continued to unfold. Key contributors in this segment included the bonds issued by Expedia, Inc., Range Resources and Vulcan Materials. Overall, our corporate bond weighting decreased to 35.4% from 41.6% a year ago.

Mortgage-Backed Securities (MBS), currently 26.8% of Fund net assets, also added to our results in the past year. Our mortgage investments are primarily focused in Fannie Mae and Freddie Mac MBS that we selected based on specific characteristics we believe mitigate the risk of higher prepayment levels. More importantly, we have also sought to minimize extension risk (the possibility the average life of our investments lengthens meaningfully beyond our original assumptions) with these investments should interest rates rise. This process was put to the test in the past year as rates did rise rather meaningfully. Overall, with minor exceptions, our MBS investments performed within original average life expectations.

36 Weitz Funds

The first half of the fiscal year witnessed higher capital deployment as credit spreads remained near the widest of the past year. While investment activity declined as the year progressed due to reduced opportunities, recent investments continue to highlight the meaningful contributions of fellow Fund credit analyst and Weitz teammate, Nolan Anderson. With Nolan’s help (particularly his expertise in commercial real estate), we have prudently expanded our Fund’s opportunity set in certain areas of the structured securities market. Our goal has been and will always remain to only invest in an asset when we believe we properly understand the risks and when the return prospects adequately discount those risks. Nolan’s comments in the following two subheadings provide an update on the solid progress we have made in these areas for our Fund.

CMBS Liquidating Trusts
During the first calendar quarter we purchased $25.5 million of Oaktree’s third CMBS (Commercial Mortgage-Backed Securities) liquidating trust securitization, representing our largest CMBS investment to date. Having purchased both of Oaktree’s prior securitizations, we benefited from the extensive due diligence and surveillance work we have conducted since our initial investment in September 2012. Consistent with our prior Oaktree investments, we believe this transaction’s collateral profile and structure offered us an attractive risk/reward proposition. We expect our investment in the senior class A bonds (rated BBB- by Kroll) will yield 3.0% over an estimated holding period of one year, which compares quite favorably to other short-term, low investment grade alternatives in the current market environment. For more detail on CMBS liquidating trusts, please refer to the MD&A section of last quarter’s shareholder letter, where we provided a detailed analysis of a similar CMBS investment.

Securitized Products – Performance Review
With a year or more of performance history under our belt, we can review the performance of securitized products in the Fund’s portfolio, including CMBS liquidating trusts, residential liquidating trusts and subprime auto ABS. For all our securitized products investments, we monitor two performance metrics on a monthly basis: repayment speed and credit enhancement.

A debt security’s repayment speed (the speed at which the investor receives repayment of the security’s principal) can be measured against the security’s weighted average life (WAL). We assign an estimated WAL to each of our securitized products at the time of our investment. Generally speaking, investors prefer a repayment speed consistent with their originally estimated WAL.

Credit enhancement for these securitized products typically consists of one or more of the following: overcollateralization (the collateral pool exceeds what is expected to be necessary to make payments on the securities), subordination (junior classes of securities are not paid until after senior classes of securities have been paid) and/or cash reserves. Monitoring a securitized product’s credit enhancement can help track the debt security’s credit standing over time. For example, overcollateralization may increase due to better than expected collateral performance or due to deleveraging (i.e., a stable collateral pool and a faster repayment speed).

Looking at these two metrics, thus far we are pleased with the performance of our holdings of securitized products. For CMBS liquidating trusts, our average repayment speed has been approximately 40% faster than our initial projections of WAL. We would have preferred a closer match (i.e., that the securities would have continued to pay interest at their stated rates, for longer periods of time). Changes to credit enhancement for these securities has been favorable, as indicated by increased credit standings for the securities—generally, this can be attributed to better than expected liquidation values for the collateral and/or deleveraging. For residential liquidating trusts, our holdings have also performed reasonably well, with the exception of slower than expected repayment speeds for a few of our most recent investments. We are carefully monitoring these investments and in each case have spoken with the securities’ sponsor (the entity which manages the collateral and retains an equity interest in the collateral pool). At this time, we are comfortable holding all these investments. For our subprime auto ABS holdings, repayment speeds have largely been in line with our expectations while credit enhancement has increased faster than expected, primarily as a result of better than expected collateral performance.

weitzinvestments.com 37

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS • (CONTINUED)

Outlook

“Posterity, rubbing its eyes, will marvel at many things we now take for granted” – Jim Grant (Grant’s Interest Rate Observer, March 7, 2014)

The accompanying charts visually depict where high grade corporate bond spreads and yields have traversed in the past 10+ years. We still believe today’s low nominal interest rate and credit spread environment that has retraced all of the credit crisis peak provide little protection against any inflationary shocks or potential re-pricing (higher) of credit risk. Consequently, we expect to continue to position the Fund defensively relative to interest rate exposure and more recently, credit risk, while we patiently seek out areas of opportunity, like those mentioned above. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

Source: JP Morgan, as of 03-Apr-2014

38 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Short-Intermediate Income
Fund – Institutional Class	0.56%	0.56%	2.39%	4.19%	3.82%	4.55%	5.16%	5.69%
Barclays Indexes:
Intermediate U.S.
Government/Credit	1.00	-0.13	3.13	4.18	3.94	5.02	5.51	6.35
1-5 Year U.S. Government/Credit	0.40	0.42	1.93	2.83	3.27	4.35	4.90	5.74
1-3 Year U.S. Government/Credit	0.23	0.68	1.18	1.95	2.81	3.83	4.43	5.23

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Short-Intermediate Income Fund – Institutional Class for the period March 31, 2004 through March 31, 2014, as compared with the growth of the Barclays Intermediate Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Short-	Barclays	Relative
	Int.	Interm.	Results
Year	(1)	(2)	(1)-(2)
1988 (12/23/88)	0.08%	N/A %	N/A %
1989	9.09	12.76	-3.67
1990	9.06	9.17	-0.11
1991	11.18	14.63	-3.45
1992	5.53	7.17	-1.64
1993	8.06	8.78	-0.72
1994	-2.38	-1.93	-0.45
1995	15.75	15.33	0.42
1996	4.43	4.05	0.38
1997	8.64	7.87	0.77
1998	6.76	8.44	-1.68
1999	0.92	0.39	0.53
2000	9.66	10.12	-0.46
2001	8.45	8.97	-0.52
2002	4.18	9.83	-5.65
2003	6.30	4.31	1.99
2004	2.64	3.04	-0.40
2005	1.60	1.58	0.02
2006	4.04	4.08	-0.04
2007	6.10	7.39	-1.29
2008	2.29	5.08	-2.79
2009	10.85	5.24	5.61
2010	4.74	5.89	-1.15
2011	2.11	5.80	-3.69
2012	4.04	3.89	0.15
2013	1.11	-0.86	1.97
2014 (3/31/14)	0.56	1.00	-0.44
Since Inception:
Cumulative
Return	305.53	371.21	-65.68
Avg. Annual
Return	5.69	6.33	-0.64

These performance numbers reflect the deduction of the Fund’s Institutional Class annual operating expenses which as stated in its most recent prospectus are 0.63% of the Fund’s net assets.The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 39

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality(a)
U.S. Treasury Notes	15.9%
U.S. Government Agency Mortgage Related Securities(b)	24.1
Aaa/AAA	5.0
Aa/AA	6.2
A/A	12.8
Baa/BBB	17.8
Ba/BB	3.1
B/B	0.2
Caa/CCC	0.6
Non-Rated	6.3
Common Stocks	1.2
Cash/Other	6.8
Net Assets	100.0%

Sector Breakdown
Corporate Bonds	35.4%
Mortgage-Backed Securities	26.8
U.S. Treasury Notes	15.9
Cash Equivalents/Other	6.8
Commercial Mortgage-Backed Securities	6.6
Asset-Backed Securities	5.5
Common Stocks	1.2
Convertible Bonds	1.2
Taxable Municipal Bonds	0.6
Net Assets	100.0%

Financial Attributes
Average Maturity	2.9 years
Average Effective Maturity	2.6 years
Average Duration	2.1 years
Average Coupon	3.2%
30-Day SEC Yield at 3-31-14 - Institutional Class	1.29%
30-Day SEC Yield at 3-31-14 - Investor Class	1.09%

Five Largest Corporate Issuers(c)
Wells Fargo	4.6%
JP Morgan Chase	2.9
General Electric Capital Corp.	1.9
Mohawk Industries, Inc.	1.8
Hewlett-Packard Co.	1.5

Maturity Distribution
Cash Equivalents/Other	6.8%
Less than 1 Year	17.2
1 to 3 Years	35.4
3 to 5 Years	30.6
5 to 7 Years	5.7
7 to 10 Years	1.6
10 Years or more	1.5
Common Stocks	1.2
Net Assets	100.0%

(a)	The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody’s, S&P and Fitch. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.
(b)	Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by Moody’s, S&P and Fitch. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior long-term debt are currently rated Aaa, AA+ and AAA by Moody’s, S&P and Fitch, respectively.
(c)	Percent of net assets

40 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2014

	Principal
CORPORATE BONDS — 35.4%	amount	Value
ACI Worldwide, Inc.
6.375% 8/15/20 (c)	$250,000	$264,063
ADT Corp.
2.25% 7/15/17	5,000,000	4,944,575
American Express Co.
FSB Bank 6.0% 9/13/17	2,500,000	2,873,183
8.125% 5/20/19	1,000,000	1,271,081
Anheuser-Busch InBev SA/NV
4.125% 1/15/15	6,000,000	6,169,068
Aon plc
3.5% 9/30/15	5,000,000	5,192,565
AutoZone, Inc.
5.75% 1/15/15	1,250,000	1,299,866
Bank of America Corp.
4.5% 4/01/15	10,000,000	10,377,320
Berkshire Hathaway Finance Corp.
4.85% 1/15/15	1,500,000	1,553,255
0.95% 8/15/16	4,000,000	4,022,948
1.6% 5/15/17	1,000,000	1,013,000
5.4% 5/15/18	5,000,000	5,711,770
2.0% 8/15/18	2,500,000	2,517,053
2.9% 10/15/20	3,000,000	3,045,333
4.25% 1/15/21	1,000,000	1,092,252
Boston Properties LP
5.625% 4/15/15	10,635,000	11,173,865
5.875% 10/15/19	8,250,000	9,529,822
Comcast Corp.
6.5% 1/15/15	2,081,000	2,176,868
4.95% 6/15/16	8,590,000	9,345,044
5.15% 3/01/20	3,000,000	3,401,379
DCP Midstream Operating, LP
2.5% 12/01/17	2,000,000	2,034,832
Diageo Capital plc
4.85% 5/15/18	3,941,000	4,353,642
DIRECTV Holdings
4.75% 10/01/14	2,000,000	2,039,356
Expedia, Inc.
7.456% 8/15/18	13,000,000	15,295,631
FiServ, Inc.
3.125% 10/01/15	1,000,000	1,030,611
Flir Systems, Inc.
3.75% 9/01/16	10,000,000	10,432,630
Ford Motor Credit Co. LLC
4.207% 4/15/16	10,000,000	10,603,230
General Electric Capital Corp.
2.375% 6/30/15	10,000,000	10,232,390
1.0% 9/23/15 Floating Rate Security	11,992,000	12,074,949
2.25% 11/09/15	6,181,000	6,347,634
Goldman Sachs Group, Inc.
5.95% 1/18/18	4,000,000	4,533,840
Hewlett-Packard Co.
1.55% 5/30/14	8,009,000	8,020,165
4.75% 6/02/14	15,540,000	15,649,091
JP Morgan Chase & Co.
0.98335% 5/02/14 Floating Rate Security	5,000,000	5,002,880
2.6% 1/15/16	15,000,000	15,429,765
0.6236% 11/21/16 (Bear Stearns)
Floating Rate Security	15,000,000	14,951,265
6.3% 4/23/19	2,500,000	2,942,447

	Principal
	amount	Value
JP Morgan Chase Bank, N.A.
6.0% 7/05/17	$5,000,000	$5,672,205
Laboratory Corp. of America Holdings
3.125% 5/15/16	1,250,000	1,300,799
Marathon Petroleum Corp.
3.5% 3/01/16	1,000,000	1,048,076
Markel Corp.
7.125% 9/30/19	5,776,000	6,955,742
5.35% 6/01/21	10,000,000	10,996,570
4.9% 7/01/22	2,000,000	2,139,826
Mead Johnson Nutrition Co.
3.5% 11/01/14	2,000,000	2,032,752
MetLife, Inc.
5.125% 8/15/14
(Travelers Life & Annuity)(c)	8,000,000	8,132,768
2.0% 1/09/15 (c)	10,000,000	10,122,450
3.125% 1/11/16 (c)	2,000,000	2,083,994
1.875% 6/22/18 (c)	1,000,000	989,490
Mohawk Industries, Inc.
6.125% 1/15/16	25,905,000	28,074,544
Omnicom Group, Inc.
5.9% 4/15/16	7,000,000	7,661,101
6.25% 7/15/19	6,181,000	7,215,736
Outerwall, Inc.
6.0% 3/15/19	200,000	210,000
Penske Truck Leasing
2.5% 3/15/16 (c)	9,945,000	10,198,249
3.75% 5/11/17 (c)	5,000,000	5,311,240
Petrohawk Energy Corp.
7.25% 8/15/18	5,675,000	6,035,362
QVC, Inc.
7.5% 10/01/19 (c)	4,000,000	4,256,716
Range Resources Corp.
8.0% 5/15/19	12,300,000	12,876,562
Republic Services, Inc. (Allied Waste)
3.8% 5/15/18	5,000,000	5,305,725
Safeway, Inc.
3.4% 12/01/16	5,000,000	5,239,485
SemGroup Holdings, LP
7.5% 6/15/21	1,000,000	1,090,000
Shale-Inland Holdings, LLC
8.75% 11/15/19 (c)	2,000,000	2,065,000
Solvay SA (Rhodia)
6.875% 9/15/20 (c)	5,680,000	6,235,805
Texas Industries, Inc.
9.25% 8/15/20	300,000	348,000
Time Warner Cable, Inc.
7.5% 4/01/14	1,700,000	1,700,000
Time Warner, Inc.
3.15% 7/15/15	500,000	516,566
TransDigm, Inc.
7.75% 12/15/18	8,000,000	8,620,000
U.S. Bancorp
2.2% 11/15/16	4,250,000	4,389,540
U.S. Bank, N.A.
4.95% 10/30/14	4,500,000	4,618,539
3.778% 4/29/20	8,184,000	8,423,799
Verizon Communications, Inc.
2.5% 9/15/16	750,000	777,064
3.65% 9/14/18	2,000,000	2,131,256

The accompanying notes form an integral part of these financial statements.
weitzinvestments.com 41

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

	Principal
	amount	Value
Vornado Realty Trust
4.25% 4/01/15	$14,315,000	$14,697,325
Vulcan Materials Co.
6.5% 12/01/16	737,000	825,901
6.4% 11/30/17	8,000,000	9,080,000
Washington Post Co.
7.25% 2/01/19	8,500,000	9,963,139
Wells Fargo & Co.
4.8% 11/01/14 (Wachovia Bank)	10,000,000	10,253,270
1.25% 2/13/15	27,339,000	27,556,673
0.50335% 6/15/17 (Wachovia Bank)
Floating Rate Security	5,000,000	4,974,370
Wells Fargo Bank, N.A.
0.6176% 11/03/14 (Wachovia Bank)
Floating Rate Security	21,585,000	21,617,701
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,288,672
Willis North America, Inc.
6.2% 3/28/17	14,477,000	15,789,051
WM Wrigley Jr. Co.
3.7% 6/30/14 (c)	9,626,000	9,697,762
1.4% 10/21/16 (c)	500,000	502,439
Yum! Brands, Inc.
4.25% 9/15/15	1,000,000	1,048,518
Total Corporate Bonds
(Cost $524,675,767)		545,018,450

CONVERTIBLE BONDS — 1.2%
Redwood Trust, Inc.
4.625% 4/15/18
(Cost $17,000,000)	17,000,000	18,190,000

MORTGAGE-BACKED SECURITIES — 26.8%(b)
Federal Home Loan Mortgage Corporation — 10.9%
Collateralized Mortgage Obligations — 3.7%
2778 CL JD — 5.0% 2032 (0.3 years)	413,156	418,254
3229 CL HB — 5.0% 2025 (0.4 years)	169,156	171,454
2937 CL JG — 5.0% 2033 (0.4 years)	1,204,848	1,217,052
2934 CL KE — 5.0% 2033 (0.4 years)	894,023	903,300
3556 CL MA — 5.0% 2037 (0.5 years)	331,909	336,180
2864 CL PE — 5.0% 2033 (0.5 years)	3,747,958	3,797,540
2937 CL HJ — 5.0% 2019 (0.6 years)	381,062	389,317
2760 CL PD — 5.0% 2032 (0.6 years)	1,337,886	1,361,745
3840 CL KA — 5.0% 2029 (0.7 years)	1,806,529	1,840,482
2780 CL TE — 5.0% 2033 (0.7 years)	2,116,175	2,161,590
3562 CL KA — 4.0% 2022 (0.8 years)	1,111,626	1,133,129
2574 CL JM — 5.0% 2022 (0.8 years)	167,653	172,352
3170 CL EA — 4.5% 2020 (0.9 years)	552,252	569,048
3544 CL KA — 4.5% 2023 (0.9 years)	732,141	751,518
3815 CL AD — 4.0% 2025 (1.9 years)	1,254,772	1,305,691
3844 CL AG — 4.0% 2025 (2.1 years)	3,924,064	4,122,305
2952 CL PA — 5.0% 2035 (3.1 years)	1,801,327	1,942,049
3003 CL LD — 5.0% 2034 (3.1 years)	4,617,232	4,981,723
4281 CL AG — 2.5% 2028 (3.2 years)	4,646,637	4,762,685
3649 CL BW — 4.0% 2025 (3.3 years)	6,132,473	6,467,854
3620 CL PA — 4.5% 2039 (3.4 years)	4,306,498	4,565,219
3842 CL PH — 4.0% 2041 (3.7 years)	3,701,189	3,884,662
4107 CL LA — 2.5% 2031 (11.0 years)	6,957,746	6,232,895
4107 CL LW — 1.75% 2027 (11.9 years)	3,920,624	3,324,677
		56,812,721

	Principal
	amount	Value
Pass-Through Securities — 6.7%
EO1386 — 5.0% 2018 (1.5 years)	$58,387	$62,021
G18190 — 5.5% 2022 (2.6 years)	77,514	84,562
G13300 — 4.5% 2023 (2.7 years)	482,141	516,754
G18296 — 4.5% 2024 (2.8 years)	1,138,996	1,221,148
G18306 — 4.5% 2024 (3.1 years)	2,411,340	2,585,004
G13517 — 4.0% 2024 (3.1 years)	1,690,713	1,793,171
G18308 — 4.0% 2024 (3.1 years)	2,378,732	2,523,380
J13949 — 3.5% 2025 (3.6 years)	9,393,672	9,878,187
J14649 — 3.5% 2026 (3.7 years)	8,256,666	8,657,626
E02948 — 3.5% 2026 (3.8 years)	18,841,792	19,752,482
J16663 — 3.5% 2026 (3.8 years)	17,371,094	18,217,922
G01818 — 5.0% 2035 (3.9 years)	4,990,600	5,446,379
E02804 — 3.0% 2025 (4.0 years)	6,184,146	6,363,916
E03033 — 3.0% 2027 (4.3 years)	8,920,864	9,180,188
E03048 — 3.0% 2027 (4.3 years)	16,797,934	17,286,240
		103,568,980
Structured Agency Credit Risk Debt Notes — 0.4%
2013-DN1 CL M1 — 3.55425% 2023
Floating Rate Security (2.0 years)	5,217,636	5,440,976
Interest Only Securities — 0.1%
3974 CL AI — 3.0% 2021 (2.3 years)	13,630,122	814,678
		166,637,355
Federal National Mortgage Association — 11.6%
Collateralized Mortgage Obligations — 0.8%
2003-39 CL LC — 5.0% 2022 (0.0 years)	4,594	4,591
2003-43 CL EX — 4.5% 2017 (0.2 years)	13,105	13,129
2009-52 CL DC — 4.5% 2023 (0.2 years)	34,228	34,361
2007-42 CL YA — 5.5% 2036 (0.3 years)	83,479	83,929
2004-78 CL AB — 5.0% 2032 (0.5 years)	1,243,576	1,260,484
2009-44 CL A — 4.5% 2023 (1.0 years)	349,678	360,563
2003-86 CL KT — 4.5% 2018 (1.0 years)	327,437	339,004
2003-9 CL DB — 5.0% 2018 (1.5 years)	318,005	336,476
2011-19 CL KA — 4.0% 2025 (1.8 years)	3,855,538	4,031,239
2010-145 CL PA — 4.0% 2024 (2.7 years)	2,350,289	2,489,789
2010-54 CL WA — 3.75% 2025 (2.8 years)	3,220,047	3,407,335
		12,360,900
Pass-Through Securities — 10.8%
255291 — 4.5% 2014 (0.1 years)	3,995	4,230
256982 — 6.0% 2017 (1.4 years)	175,809	186,982
251787 — 6.5% 2018 (1.6 years)	7,204	8,084
254907 — 5.0% 2018 (1.6 years)	215,846	229,970
357414 — 4.0% 2018 (1.6 years)	676,884	716,763
357985 — 4.5% 2020 (2.1 years)	216,060	229,644
MA0464 — 3.5% 2020 (2.3 years)	5,907,083	6,220,015
888595 — 5.0% 2022 (2.3 years)	455,380	491,275
AD0629 — 5.0% 2024 (2.5 years)	1,568,315	1,694,267
995960 — 5.0% 2023 (2.5 years)	1,356,469	1,465,300
888439 — 5.5% 2022 (2.5 years)	414,371	451,504
AL0471 — 5.5% 2025 (2.6 years)	8,363,644	9,112,122
AE0031 — 5.0% 2025 (2.6 years)	2,239,893	2,416,804
995693 — 4.5% 2024 (2.7 years)	2,316,012	2,461,727
995692 — 4.5% 2024 (2.8 years)	1,998,133	2,123,776
930667 — 4.5% 2024 (2.9 years)	1,811,995	1,923,430
995755 — 4.5% 2024 (2.9 years)	2,937,060	3,117,838
890112 — 4.0% 2024 (3.0 years)	1,586,152	1,682,035
MA0043 — 4.0% 2024 (3.0 years)	1,371,866	1,455,375
AA5510 — 4.0% 2024 (3.0 years)	703,578	745,867
AA4315 — 4.0% 2024 (3.1 years)	3,118,411	3,307,394
931739 — 4.0% 2024 (3.3 years)	775,307	822,600

The accompanying notes form an integral part of these financial statements.
42 Weitz Funds

	Principal
	amount	Value
Pass-Through Securities (continued)
AD7073 — 4.0% 2025 (3.4 years)	$2,473,239	$2,623,577
555531 — 5.5% 2033 (3.4 years)	8,370,265	9,370,096
AR8198 — 2.5% 2023 (3.5 years)	12,843,314	13,178,795
995112 — 5.5% 2036 (3.5 years)	3,694,342	4,114,521
MA1502 — 2.5% 2023 (3.6 years)	10,463,664	10,735,414
725232 — 5.0% 2034 (3.6 years)	711,153	779,661
AH3429 — 3.5% 2026 (3.7 years)	32,818,320	34,481,025
AB1769 — 3.0% 2025 (4.0 years)	5,746,543	5,910,509
AB2251 — 3.0% 2026 (4.1 years)	6,313,033	6,494,970
AB3902 — 3.0% 2026 (4.3 years)	4,366,672	4,496,652
MA0587 — 4.0% 2030 (4.3 years)	11,291,218	11,921,440
AK3264 — 3.0% 2027 (4.3 years)	10,735,783	11,058,852
AB4482 — 3.0% 2027 (4.4 years)	9,772,579	10,067,150
		166,099,664
		178,460,564
Government National Mortgage Association — 1.6%
Interest Only Securities — 0.2%
2012-61 CL BI — 4.5% 2038 (1.3 years)	3,125,666	164,350
2009-31 CL PI — 4.5% 2037 (1.9 years)	4,851,900	382,045
2010-66 CL IO — 1.10069% 2052
Floating Rate Security (5.3 years)	42,522,797	1,955,092
		2,501,487
Pass-Through Securities — 1.4%
G2 5255 — 3.0% 2026 (4.3 years)	21,334,057	22,130,656
		24,632,143
Non-Government Agency — 2.7%
Collateralized Mortgage Obligations — 2.7%
Washington Mutual, Inc. (WAMU) 2003-S7
CL A1 — 4.5% 2018 (0.1 years)	94,164	95,506
Sequoia Mortgage Trust (SEMT) 2011-1
CL A1 — 4.125% 2041 (0.1 years)	1,119,092	1,144,250
Sequoia Mortgage Trust (SEMT) 2010-H1
CL A1 — 3.75% 2040 (1.5 years)	1,025,945	1,012,892
Chase Mortgage Finance Corp. (CHASE)
2004-S1 CL A6 — 4.5% 2019 (1.7 years)	54,779	54,339
Sequoia Mortgage Trust (SEMT) 2012-1
CL 1A1 — 2.865% 2042 (2.0 years)	6,023,315	6,091,878
Citigroup Mortgage Loan Trust, Inc. (CMLTI)
2014-A CL A — 4.0% 2035 (2.4 years) (c)	6,505,807	6,797,238
Sequoia Mortgage Trust (SEMT) 2012-2
CL A2 — 3.5% 2042 (2.8 years)	4,422,680	4,526,210
Sequoia Mortgage Trust (SEMT) 2012-4
CL A1 — 3.5% 2042 (7.6 years)	8,893,820	8,786,276
Sequoia Mortgage Trust (SEMT) 2013-4
CL A3 — 1.55% 2043 (10.5 years)	14,106,459	13,070,057
		41,578,646
Total Mortgage-Backed Securities
(Cost $406,880,645)		411,308,708

COMMERCIAL MORTGAGE-	Principal
BACKED SECURITIES — 6.6%(b)	amount	Value
SMA Portfolio (SMAP) 2012-LV1 CL A
3.5% 2025 (0.0 years) (c)	$315,411	$314,988
Rialto Capital Management, LLC (RIAL)
2013-LT2 CL A 2.8331% 2028
(0.1 years) (c)	3,145,285	3,141,621
Oaktree Real Estate Investments/Sabal
(ORES) 2013-LV2 CL A
3.081% 2025 (0.1 years) (c)	5,852,322	5,853,303
GS Mortgage Securities Trust
(GSMS) 2004-GG2 CL A6 5.396%
2038 (0.2 years)	3,231,896	3,239,270
Banc of America Commercial Mortgage Trust
(BACM) 2003-2 CL D 5.322736%
2041 Floating Rate Security (0.3 years)	9,867,315	9,994,894
VFC LLC (VFCP) 2013-1 CL A
3.13% 2026 (0.4 years) (c)	2,005,351	2,028,652
Oaktree Real Estate Investments/Sabal
(ORES) 2014-LV3 CL A
3.0% 2024 (0.7 years) (c)	25,500,000	25,500,000
GE Commercial Mortgage Corp. Trust
(GECMC) 2005-C1 CL A5 4.772%
2048 (0.7 years)	15,000,000	15,366,150
TPG Opportunities Partners, L.P.
(TOPRE) 2013-LTR1 CL A 3.47%
2028 (1.1 years) (c)	7,685,252	7,697,260
TPG Opportunities Partners, L.P.
(TOPRE) 2013-LTR1 CL B 4.25%
2028 (1.2 years) (c)	8,969,226	8,989,725
Redwood Commercial Mortgage Corp.
(RCMC) 2012-CRE1 CL A 5.62346%
2044 (1.6 years) (c)	12,326,885	12,652,962
NLY Commercial Mortgage Trust
(NLY) 2014-FL1 CL B 1.905%
2030 Floating Rate Security (2.1 years) (c)	6,500,000	6,521,242
Total Commercial Mortgage-Backed Securities
(Cost $100,992,418)		101,300,067

ASSET-BACKED SECURITIES — 5.5%(b)
United Auto Credit Securitization Trust (UACST)
2012-1 CL A2 1.1% 2015
(0.0 years) (c)	85,001	85,017
Westlake Automobile Receivables Trust (WLAKE)
2012-1A CL A2 1.03% 2016
(0.2 years) (c)	1,176,223	1,177,322
Stanwich Mortgage Loan Co. (STWH)
2012-NPL5 CL A 2.9814% 2042
(0.2 years) (c)	3,086,524	3,086,524
Stanwich Mortgage Loan Co. (STWH)
2012-NPL4 CL A 2.9814% 2042
(0.2 years) (c)	1,091,187	1,086,430
Credit Acceptance Auto Loan Trust (CAALT)
2011-1 CL B 3.96% 2019
(0.5 years) (c)	7,500,000	7,620,034
Santander Drive Auto Receivables Trust (SDART)
2010-3 CL C 3.06% 2017
(0.6 years)	6,464,995	6,583,838
Americredit Automobile Receivables Trust (AMCAR)
2013-5 CL A2A 0.65% 2017
(0.7 years)	4,000,000	4,005,984

The accompanying notes form an integral part of these financial statements.
weitzinvestments.com 43

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

	Principal
	amount	Value
Prestige Auto Receivables Trust (PART)
2013-1A CL A2 1.09% 2018
(0.8 years) (c)	$3,274,415	$3,281,201
Stanwich Mortgage Loan Co. (STWH)
2013-NPL1 CL A 2.9814% 2043
(0.9 years) (c)	6,148,712	6,096,017
Vericrest Opportunity Loan Trust (VOLT)
2013-NPL1 CL A 4.25% 2058
(1.1 years) (c)	9,263,255	9,292,203
Prestige Auto Receivables Trust (PART)
2014-1A CL A2 0.97% 2018
(1.2 years) (c)	4,000,000	4,000,818
Vericrest Opportunity Loan Trust (VOLT)
2013-3 CL A 3.22162% 2053
(1.2 years) (c)	4,217,436	4,135,723
Flagship Credit Auto Trust (FCAT)
2013-2 CL A 1.94% 2019
(1.3 years) (c)	4,263,450	4,292,230
Santander Drive Auto Receivables
Trust (SDART) 2012-4 CL C 2.94% 2017
(1.4 years)	8,000,000	8,244,556
Stanwich Mortgage Loan Co. (STWH)
2013-NPL2 CL A 3.2282% 2059
(1.5 years) (c)	6,986,455	6,842,185
Bayview Opportunity Master Fund IIa
Trust (BOMFT) 2013-2RPL CL A
3.721% 2018 (1.6 years) (c)	1,447,526	1,447,266
CPS Auto Receivables Trust (CPS)
2013-A CL A 1.31% 2020
(1.9 years) (c)	3,301,727	3,296,897
Cabela’s Master Credit Card Trust (CABMT)
2011-2A CL A2 0.755% 2019 Floating
Rate Security (2.2 years) (c)	4,500,000	4,532,899
Cabela’s Master Credit Card Trust (CABMT)
2012-2A CL A2 0.635% 2020 Floating
Rate Security (3.2 years) (c)	6,000,000	6,043,161
Total Asset-Backed Securities
(Cost $85,047,241)		85,150,305

TAXABLE MUNICIPAL BONDS — 0.6%
Los Angeles, California Cmty Dev
6.0% 9/01/14	2,275,000	2,316,564
6.0% 9/01/15	1,220,000	1,294,762
Menomonee Falls, Wisconsin
4.25% 11/01/14	2,000,000	2,006,060
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	888,969
4.788% 6/01/18	1,000,000	1,100,770
Iowa State University Revenue
5.8% 7/01/22	1,335,000	1,417,156
Total Taxable Municipal Bonds
(Cost $8,658,742)		9,024,281

	Principal
	amount
U.S. TREASURY NOTES — 15.9%	or shares	Value
U.S. Treasury Note
0.25% 8/15/15	$30,000,000	$30,026,940
0.375% 1/15/16	40,000,000	40,023,440
0.375% 2/15/16	55,000,000	55,003,245
0.875% 11/30/16	20,000,000	20,071,100
0.875% 1/31/17	25,000,000	25,034,175
0.75% 6/30/17	20,000,000	19,815,620
1.375% 6/30/18	25,000,000	24,885,750
1.25% 1/31/19	15,000,000	14,697,660
2.125% 8/31/20	15,000,000	14,959,575
Total U.S. Treasury Notes
(Cost $244,458,210)		244,517,505

COMMON STOCKS — 1.2%
Redwood Trust, Inc.
(Cost $10,222,948)	942,000	19,103,760

CASH EQUIVALENTS — 6.4%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01% (a)
(Cost $98,708,181)	98,708,181	98,708,181
Total Investments in Securities
(Cost $1,496,644,152)		1,532,321,257
Other Assets Less Other Liabilities — 0.4%		6,390,800
Net Assets — 100.0%		$1,538,712,057
Net Asset Value Per Share - Institutional Class		$12.51
Net Asset Value Per Share - Investor Class		$12.49

(a)	Rate presented represents the annualized 7-day yield at March 31, 2014.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.
44 Weitz Funds

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weitzinvestments.com 45

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Nebraska Tax-Free Income Fund returned +1.0% in the first calendar quarter, compared to a +1.0% return for the Barclays 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the fiscal year ended March 31, 2014, the Nebraska Tax-Free Income Fund’s total return was +0.3%, compared to a +1.0% return for our Fund’s primary benchmark.

Fiscal 2014 Review
Municipal bonds barely generated positive results in the past fiscal year as they were impacted by weak performance of U.S. Treasury bonds, which tend to have a gravitational effect on all other fixed-income assets. For example, ultra-low Treasury bond interest rates climbed in the past year with 5- and 10-year Treasury bond yields increasing approximately 90 basis points each (a basis point equals 1/100 of a percent) to 1.7% and 2.7%, respectively. Rising interest rates resulted in price declines for existing bonds (bond prices and changes in interest rates are inversely related), which ate into the coupon returns for our Fund.

Despite headwinds from Treasury interest rates, municipal bonds generally outperformed their taxable government counterparts as the yield relationship between tax-free municipal bonds and taxable alternatives, like U.S. Treasuries, narrowed in the past year. Headlines from the Detroit bankruptcy and Puerto Rico budget difficulties were eclipsed by an overall improving economic backdrop for the vast majority of municipal bond issuers. High quality 5-year municipal bonds, for example, ended the current fiscal year (March 31) with a yield representing approximately 85% of U.S. Treasuries, compared to 129% a year ago.

Historically, municipal bonds have yielded less than taxable alternatives given the tax advantages (federally and, typically, state exempt) of municipal bonds. This past year’s price action in the municipal market has, for now, restored this relationship. This result coupled with today’s still abnormally low overall interest-rate environment, leaves the municipal marketplace with little absolute value and less relative value than was present a year ago.

Our Fund’s results in the past year were acceptable considering our defensive positioning. Income returns were nearly offset by (unrealized) price declines from rising interest rates. Investment activity in the past year remained focused on bonds with shorter maturities (primarily under 7 years).

Turning to portfolio metrics, over the past year the average duration of our Fund declined to 2.7 from 2.9 years and the average maturity of our bonds increased to 5.8 from 5.3 years. Overall asset quality of our portfolio remains high with approximately 88.3% rated A or better by Moody’s or Standard and Poor’s. We continue to be focused on security selection and ongoing review of our investments’ fiscal position. We expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

The Fund seeks income that is exempt from federal and Nebraska personal income taxes, but income from the Fund may be subject to federal alternative minimum tax and capital gains taxes.

46 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Nebraska Tax-Free Income Fund	1.02%	0.33%	2.80%	3.06%	3.06%	3.68%	4.27%	4.77%
Barclays 5-Year Municipal
Bond Index	1.00	0.97	3.67	4.03	3.89	4.47	4.87	5.55

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the NE Tax-Free Fund for the period March 31, 2004 through March 31, 2014, as compared with the growth of the Barclays 5-Yr Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	NE	Barclays	Relative
	Tax-Free	5-Yr*	Results
Year	(1)	(2)	(1)-(2)
1985 (10/1/85)	3.55%	N/A %	N/A %
1986	11.21	N/A	N/A
1987	4.00	N/A	N/A
1988	6.31	N/A	N/A
1989	6.89	9.07	-2.18
1990	6.31	7.70	-1.39
1991	8.41	11.41	-3.00
1992	7.37	7.62	-0.25
1993	7.87	8.73	-0.86
1994	-1.41	-1.28	-0.13
1995	10.49	11.65	-1.16
1996	5.46	4.22	1.24
1997	7.32	6.38	0.94
1998	6.10	5.84	0.26
1999	-1.21	0.73	-1.94
2000	9.87	7.71	2.16
2001	3.86	6.21	-2.35
2002	7.99	9.28	-1.29
2003	4.29	4.13	0.16
2004	3.38	2.72	0.66
2005	2.16	0.95	1.21
2006	3.26	3.34	-0.08
2007	3.56	5.15	-1.59
2008	1.23	5.78	-4.55
2009	7.24	7.40	-0.16
2010	2.27	3.40	-1.13
2011	5.94	6.93	-0.99
2012	2.07	2.97	-0.90
2013	-0.25	0.81	-1.06
2014 (3/31/14)	1.02	1.00	0.02
Since Inception:
Cumulative Return	312.23	N/A	N/A
Avg. Annual Return	5.09	N/A	N/A

* The inception date of the Barclays 5-Yr was 1/29/88.

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 0.71% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 47

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

State Breakdown
Nebraska	80.7%
Florida	5.2
Texas	1.9
Arizona	1.5
Virginia	1.4
Puerto Rico	1.4
North Dakota	1.2
Tennessee	1.1
Iowa	0.9
Illinois	0.4
Cash Equivalents/Other	4.3
Net Assets	100.0%

Sector Breakdown
Power	32.5%
Higher Education	19.6
Hospital	10.2
Lease	3.7
General	3.5
Airport/Transportation	3.2
Water/Sewer	2.1
Housing	0.6
Total Revenue	75.4
City/Subdivision	5.8
School District	5.5
County	3.2
Natural Resource District	2.6
Total General Obligation	17.1
Escrow/Pre-Refunded	3.2
Cash Equivalents/Other	4.3
Net Assets	100.0%

Financial Attributes
Average Maturity	5.8 years
Average Effective Maturity	3.0 years
Average Duration	2.7 years
Average Coupon	4.2%
30-Day SEC Yield at 3-31-14	1.30%
Municipals exempt from federal and
Nebraska income taxes	Approx. 82%
Municipals subject to alternative
minimum tax	Approx. 2%

Five Largest Issuers(b)
Nebraska Public Power District	10.6%
University of Nebraska	9.3
Omaha Public Power District	6.3
Public Power Generation Agency	4.3
Children’s Hospital Obligated Group	4.1

Credit Quality(a)
Aaa/AAA	6.5%
Aa/AA	43.4
A/A	38.4
Baa/BBB	4.4
Non-Rated	3.0
Cash Equivalents/Other	4.3
Net Assets	100.0%

(a)	The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody’s and S&P. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.
(b)	Percent of net assets

48 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2014

	Principal
MUNICIPAL BONDS — 95.7%	amount	Value
Arizona — 1.5%
Maricopa County, General Obligation,
Peoria Unified School District No. 11, Series 2006
5.0% 7/01/24	$950,000	$1,037,086
Florida — 5.2%
Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT
6.0%, 10/01/16	1,000,000	1,132,980
JEA, Electric System Revenue, Series Three 2009B
5.0%, 10/01/28	300,000	306,072
Miami, Dade County, Aviation Revenue, Series 2010A
4.25%, 10/01/18	1,000,000	1,119,210
Orlando Utilities Commission, Utility System Revenue, Refunding,
Series 2006, 5.0%, 10/01/17	1,000,000	1,111,040
		3,669,302
Illinois — 0.4%
Illinois Finance Authority, Revenue, Series 2009A,
Northwestern Memorial Hospital
5.0%, 8/15/17	245,000	276,331
Iowa — 0.9%
Cedar Rapids Community School District, Infrastructure Sales,
Services and Use Tax Revenue, Series 2011
4.0%, 7/01/20	600,000	634,944
Nebraska — 80.7%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	267,802
4.4%, 12/15/17	250,000	272,680
Bellevue, Development Revenue, Bellevue University Project,
Series 2010A, 2.75%, 12/01/15	1,000,000	1,017,790
Cornhusker Public Power District, Electric Revenue, Refunding,
Series 2010, 2.4%, 7/01/17	400,000	407,344
Dawson Public Power District, Electric Revenue, Series 2010B
2.25%, 12/15/17	125,000	127,867
2.75%, 12/15/19	100,000	101,996
Douglas County, Educational Facility Revenue,
Creighton University Project, Refunding, Series 2010A
5.0%, 7/01/16	430,000	463,265
5.6%, 7/01/25	400,000	448,800
Douglas County, Elkhorn Public School District #10, Series 2010B
3.0%, 6/15/16	525,000	535,416
Douglas County, General Obligation, Refunding, Series 2011B
3.0%, 12/15/19	1,155,000	1,211,814
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	205,000	205,230
Quality Living Inc. Project
4.7%, 10/01/17	255,000	255,005
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, Series 2008
4.75%, 9/01/28	500,000	523,270
Nebraska Medical Center Project, Series 2003
5.0%, 11/15/14	380,000	390,971
5.0%, 11/15/15	295,000	316,110
Refunding, Children’s Hospital Obligated Group, Series 2008B
4.5%, 8/15/15	230,000	240,329
5.25%, 8/15/20	1,000,000	1,076,870
5.5%, 8/15/21	1,430,000	1,533,418

	Principal
	amount	Value
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
5.5%, 11/01/18	$385,000	$410,518
Douglas County, Millard Public School District #17,
Refunding, Series 2009, 4.0%, 6/15/17	750,000	752,062
Douglas County, Zoo Facility Revenue, Refunding,
Omaha’s Henry Doorly Zoo Project
4.2%, 9/01/16	600,000	618,066
4.75%, 9/01/17	200,000	206,032
Hastings, Combined Utility Revenue, Refunding, Series 2012
2.0%, 10/15/16	320,000	330,323
2.0%, 10/15/17	430,000	443,859
La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15	415,000	420,312
3.0%, 11/15/17	640,000	647,386
Lancaster County, Hospital Authority #1, Revenue, Refunding,
Bryan LGH Medical Center
Series 2006, 4.0%, 6/01/19	300,000	312,501
Series 2008A, 5.0%, 6/01/16	500,000	537,715
Series 2008A, 5.0%, 6/01/17	500,000	549,185
Lincoln, Certificates of Participation,
Series 2010A, 2.4%, 3/15/17	395,000	404,034
Lincoln, Educational Facilities, Revenue, Refunding,
Nebraska Wesleyan University Project, Series 2012
2.25%, 4/01/19	645,000	657,274
2.5%, 4/01/21	925,000	913,595
Lincoln, Electric System Revenue, Refunding,
Series 2007B, 5.0%, 9/01/18	1,000,000	1,105,220
Series 2012, 5.0%, 9/01/21	1,000,000	1,184,600
Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	1,000,000	1,041,070
Lincoln, Parking Revenue, Refunding, Series 2011
3.25%, 8/15/18	440,000	475,583
Lincoln, Sanitary Sewer Revenue, Refunding, Series 2012
1.5%, 6/15/17	440,000	448,853
Municipal Energy Agency of Nebraska, Power Supply
System Revenue, Refunding,
2009 Series A, BHAC Insured
5.0%, 4/01/20	500,000	571,615
2012 Series A, 5.0%, 4/01/18	100,000	114,251
2013 Series A, 4.0%, 4/01/17	250,000	273,085
Nebraska Educational Financial Authority, Revenue, Refunding,
Hastings College Project
5.05%, 12/01/23	500,000	499,210
Nebraska Investment Financial Authority, Revenue, Drinking Water
State Revolving Fund, Series 2010A
4.0%, 7/01/25	750,000	773,040
Nebraska Investment Financial Authority, Homeownership Revenue,
2011 Series A, 2.4%, 9/01/17	440,000	455,220
Nebraska Public Power District, Revenue,
2005 Series A, 5.0%, 1/01/18	200,000	211,926
2005 Series B-2, 5.0%, 1/01/16	1,000,000	1,035,020
2007 Series B, 5.0%, 1/01/20	395,000	443,929
2007 Series B, 5.0%, 1/01/21	1,750,000	1,964,445
2008 Series B, 5.0%, 1/01/19	250,000	282,665
2010 Series C, 4.25%, 1/01/17	500,000	548,115
2011 Series A, 4.0%, 1/01/15	250,000	257,212
2012 Series A, 4.0%, 1/01/21	500,000	549,565
2012 Series A, 5.0%, 1/01/21	500,000	580,550
2012 Series B, 3.0%, 1/01/24	1,000,000	994,110
2012 Series C, 5.0%, 1/01/19	500,000	565,915

The accompanying notes form an integral part of these financial statements.
weitzinvestments.com 49

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

	Principal
	amount	Value
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue,
MBIA Insured
4.25%, 7/15/15	$405,000	$424,570
5.0%, 7/15/16	200,000	219,164
4.0%, 7/15/17	200,000	213,076
Omaha Convention Hotel Corp., Revenue, Convention Center Hotel,
First Tier, Refunding, Series 2007, AMBAC Insured
5.0%, 2/01/20	600,000	654,732
Omaha, General Obligation, Refunding,
Series 2008
5.0%, 6/01/20	350,000	400,837
5.25%, 10/15/19	250,000	292,763
Omaha, Public Facilities Corp., Lease Revenue,
Omaha Baseball Stadium Project,
Series 2009, 5.0%, 6/01/23	770,000	874,266
Series 2010, 4.125%, 6/01/29	650,000	670,871
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17	235,000	255,191
3.95%, 10/15/18	240,000	260,923
Omaha Public Power District,
Electric System Revenue,
2007 Series A, 4.1%, 2/01/19	1,000,000	1,075,630
2012 Series A, 5.0%, 2/01/24	2,000,000	2,322,860
Electric System Subordinated Revenue,
2006 Series B, FGIC Insured
4.75%, 2/01/36	1,000,000	1,030,240
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/14	250,000	255,860
Papillion-La Vista, Sarpy County School District #27,
General Obligation,
Refunding, Series 2009A
3.15%, 12/01/17	930,000	972,464
Series 2009, 5.0%, 12/01/28	500,000	549,785
Papio-Missouri River Natural Resources District, General Obligation,
Flood Protection and Water Quality Enhancement,
Series 2013
3.0%, 12/15/16	400,000	425,032
3.0%, 12/15/17	385,000	412,774
3.0%, 12/15/18	500,000	531,475
Series 2013B, 5.0%, 12/15/19	400,000	454,780
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A,
AGC-ICC AMBAC Insured,
5.0%, 1/01/19	1,260,000	1,368,032
AMBAC Insured, 5.0%, 1/01/18	750,000	813,248
AMBAC Insured, 5.0%, 1/01/26	800,000	864,552
Sarpy County, Recovery Zone Facility Certificates of Participation,
Series 2010
2.35%, 12/15/18	155,000	161,476
2.6%, 12/15/19	135,000	140,921
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured
4.625%, 9/15/21	1,000,000	1,069,200
University of Nebraska, Facilities Corp.,
Deferred Maintenance Revenue,
Series 2006, 5.0%, 7/15/18	830,000	912,087
Financing Agreement Revenue, UNMC Eye Institute, Series 2011
2.0%, 3/01/15	525,000	533,815

	Principal
	amount	Value
Lease Rental Revenue,
NCTA Education Center/Student Housing Project,
Series 2011, 3.75%, 6/15/19	$285,000	$314,267
University of Nebraska, University Revenue,
Kearney Student Fees and Facilities, Series 2006
4.75%, 7/01/25	330,000	352,245
Lincoln Memorial Stadium Project, Refunding, Series 2004A
5.0%, 11/01/19	2,160,000	2,168,251
Lincoln Parking Project, Refunding,
Series 2005
4.0%, 6/01/17	1,070,000	1,109,483
4.5%, 6/01/20	500,000	520,575
Series 2013, 2.0%, 6/01/16	310,000	318,444
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	429,254
5.0%, 5/15/33	700,000	750,127
Omaha Student Facilities Project
5.0%, 5/15/27	800,000	872,552
Wheat Belt Public Power District, Electric System Revenue,
Series 2009B
3.2%, 9/01/16	330,000	333,462
3.4%, 9/01/17	415,000	418,976
		56,722,298
North Dakota — 1.2%
Grand Forks, Sales Tax Revenue, Refunding, Series 2005A
5.0%, 12/15/21	795,000	849,410
Puerto Rico — 1.4%
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	999,390
Tennessee — 1.1%
Memphis, General Obligation, General Improvement, Series 2006A
5.0%, 11/01/19	720,000	773,726
Texas — 1.9%
San Antonio, General Obligation, Refunding, Series 2010
5.0%, 2/01/19	1,195,000	1,292,799
Virginia — 1.4%
Chesterfield County, General Obligation, Refunding, Series 2005B
5.0%, 1/01/17	975,000	1,010,509
Total Municipal Bonds
(Cost $65,138,385)		67,265,795

CASH EQUIVALENTS — 3.3%	Shares
Wells Fargo National Advantage Tax-Free Money Market Fund -
Institutional Class 0.01%(a)
(Cost $2,301,740)	2,301,740	2,301,740
Total Investments in Securities
(Cost $67,440,125)		69,567,535
Other Assets Less Other Liabilities — 1.0%		700,558
Net Assets — 100.0%		$70,268,093
Net Asset Value Per Share		$10.19

(a)	Rate presented represents the annualized 7-day yield at March 31, 2014.

The accompanying notes form an integral part of these financial statements.
50 Weitz Funds

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weitzinvestments.com 51

GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Government Money Market Fund ended the first calendar quarter with a 7-day effective and current yield of 0.01%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Investors and savers in money market funds or savings accounts received no reprieve in the first quarter from record low short-term interest rates that have persisted for over five years. Returns to savers in investment vehicles like money market funds, bank savings accounts and short-term CDs remained frustratingly close to zero. Our Fund’s 7-day effective yield of 0.01% was unchanged in the first quarter compared to December 31.

Despite continued evidence of economic stabilization and moderate economic growth (e.g. labor market gains in each of the last twelve months totaling approximately 2.4 million and continued recovery in the housing sector), the Federal Open Market Committee (FOMC) of the Federal Reserve continues to keep the Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) “exceptionally low” in order to achieve maximum employment and 2 percent inflation. The Fed has maintained this target range for the Fed Funds rate at zero to 0.25% since December 2008 and intends to hold interest rates near zero even after employment and inflation are near or achieve targeted levels of 6-1/2 percent and 2 percent, respectively.

The Fed Funds rate affects all investments within the opportunity set of our Fund. We invest in ultra-high quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days. As a result, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of March 31, 2014, 90.2% of our portfolio was invested in U.S. Treasury bills, with the balance in high quality Wells Fargo money market funds. The average life of our portfolio at March 31, 2014, was approximately 43 days.

When the Fed changes from its current course and begins to raise short-term rates, our Fund will quickly benefit as we frequently reinvest maturing securities. In the meantime, we will maintain our focus on high credit quality, preservation of capital and maintaining liquidity for our investors.

Sector Breakdown
U.S. Treasury	90.2%
Government & Treasury Money Market Funds	10.5
Other Liabilities in Excess of Other Assets	(0.7)
100.0%

52 Weitz Funds

GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2014

	Principal
U.S. TREASURY — 90.2%†	amount	Value
U.S. Treasury Bill
0.07% 4/17/14	$30,000,000	$29,999,067
0.05% 4/24/14	22,000,000	21,999,297
0.06% 5/01/14	25,000,000	24,998,750
0.05% 7/10/14	35,000,000	34,995,139
Total U.S. Treasury		111,992,253

MONEY MARKET FUNDS — 10.5%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	12,986,671	$12,986,671
Wells Fargo Advantage 100% Treasury Money Market Fund -
Service Class 0.00%(a)	52,556	52,556
Total Money Market Funds		13,039,227
Total Investments in Securities
(Cost $125,031,480)		125,031,480
Other Liabilities in Excess of Other Assets — (0.7%)		(873,027)
Net Assets — 100.0%		$124,158,453
Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2014.

The accompanying notes form an integral part of these financial statements.
weitzinvestments.com 53

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2014

							Short -	Nebraska	Government
(In U.S. dollars,		Partners					Intermediate	Tax-Free	Money
except share data)	Value	Value	Partners III	Research	Hickory	Balanced	Income	Income	Market
Assets:
Investments in securities at value:
Unaffiliated issuers(a)	1,164,480,151	1,078,185,094	1,243,919,690	24,279,417	520,416,796	125,708,154	1,532,321,257	69,567,535	125,031,480
Controlled affiliates(a)	—	—	3,813,600	—	—	—	—	—	—
	1,164,480,151	1,078,185,094	1,247,733,290	24,279,417	520,416,796	125,708,154	1,532,321,257	69,567,535	125,031,480
Accrued interest and dividends receivable	254,087	167	7,526	2,302	51,057	115,423	8,078,357	753,752	133
Due from broker	—	—	95,814,826	—	—	—	—	—	—
Receivable for securities sold	—	—	—	14,506	—	1,635,686	—	—	—
Receivable for fund shares sold	10,287,802	561,969	1,390,811	—	148,556	5,203	1,252,101	—	150,000
Total assets	1,175,022,040	1,078,747,230	1,344,946,453	24,296,225	520,616,409	127,464,466	1,541,651,715	70,321,287	125,181,613
Liabilities:
Dividends payable on securities sold short	—	—	123,692	—	—	—	—	—	—
Due to adviser	1,242,976	1,128,687	1,279,280	18,548	601,107	126,626	925,953	53,194	3,874
Options written, at value(b)	—	—	5,995,500	—	—	—	—	—	—
Payable for securities purchased	5,778,840	2,807,221	1,304,273	19,625	—	427,987	—	—	—
Payable for fund shares redeemed	718,392	312,231	852,073	—	2,374,967	6,304	2,013,705	—	1,019,000
Securities sold short(c)	—	—	93,141,600	—	—	—	—	—	—
Other	—	—	2,941	—	—	—	—	—	286
Total liabilities	7,740,208	4,248,139	102,699,359	38,173	2,976,074	560,917	2,939,658	53,194	1,023,160
Net assets	1,167,281,832	1,074,499,091	1,242,247,094	24,258,052	517,640,335	126,903,549	1,538,712,057	70,268,093	124,158,453
Composition of net assets:
Paid-in capital	786,280,272	770,511,476	918,412,919	18,406,467	378,191,323	105,654,197	1,502,549,383	68,124,028	124,159,449
Accumulated undistributed net investment income (loss)	(1,605,298)	(1,232,653)	(2,100,771)	(20,107)	(502,802)	(48,591)	596,238	18,224	—
Accumulated net realized gain (loss)	43,451,096	3,337,993	20,345,830	2,080,615	12,259,532	2,309,028	(110,669)	(1,569)	(996)
Net unrealized appreciation (depreciation) of investments	339,155,762	301,882,275	305,589,116	3,791,077	127,692,282	18,988,915	35,677,105	2,127,410	—
Net assets	1,167,281,832	1,074,499,091	1,242,247,094	24,258,052	517,640,335	126,903,549	1,538,712,057	70,268,093	124,158,453
Net assets - Institutional Class			1,163,660,914				1,427,036,817
Shares outstanding(d)(e)	25,266,098	32,368,804	70,303,034	1,901,414	8,944,975	8,923,507	114,051,644	6,894,939	124,159,449
Net asset value, offering and redemption price(d)	46.20	33.20	16.55	12.76	57.87	14.22	12.51	10.19	1.00
Net assets - Investor Class			78,586,180				111,675,240
Shares outstanding - Investor Class(e)			4,784,247				8,942,499
Net asset value, offering and redemption price - Investor Class			16.43				12.49
(a) Cost of investments in securities:
Unaffiliated issuers	825,324,389	776,302,819	906,956,246	20,488,340	392,724,514	106,719,239	1,496,644,152	67,440,125	125,031,480
Controlled affiliates	—	—	2,899,379	—	—	—	—	—	—
	825,324,389	776,302,819	909,855,625	20,488,340	392,724,514	106,719,239	1,496,644,152	67,440,125	125,031,480
(b) Premiums from options written	—	—	4,690,777	—	—	—	—	—	—
(c) Proceeds from short sales	—	—	62,157,774	—	—	—	—	—	—

(d) Designated as Institutional Class for Partners III and Short-Intermediate Income Funds
(e) Indefinite number of no par value shares authorized

The accompanying notes form an integral part of these financial statements.
54 Weitz Funds

STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2014

							Short -	Nebraska	Government
		Partners					Intermediate	Tax-Free	Money
(In U.S. dollars)	Value	Value	Partners III	Research	Hickory	Balanced	Income	Income	Market
Investment income:
Dividends:
Unaffiliated issuers(a)	8,110,468	6,724,616	6,171,144	136,420	2,924,383	693,847	1,146,490	—	—
Interest	167,148	150,793	24,378	518	84,585	377,209	34,557,165	2,198,513	44,087
Total investment income	8,277,616	6,875,409	6,195,522	136,938	3,008,968	1,071,056	35,703,655	2,198,513	44,087
Expenses:
Investment advisory fees	10,726,555	9,620,772	9,536,953	220,526	4,989,069	952,616	6,083,211	309,714	458,136
Administrative fees	1,273,474	1,238,138	1,149,619	55,625	651,708	216,797	2,433,602	145,853	189,534
Custodial fees	20,155	17,659	16,110	2,633	11,653	4,753	23,783	2,676	3,893
Distribution fees - Investor Class	—	—	110,980	—	—	—	229,559	—	—
Dividends on securities sold short	—	—	1,469,437	—	—	—	—	—	—
Interest	—	—	1,121,831	—	—	—	—	—	—
Professional fees	82,466	73,860	74,781	16,593	45,685	22,545	113,797	20,400	22,253
Registration fees	48,956	58,183	104,130	16,840	48,912	31,464	83,381	7,390	21,666
Sub-transfer agent fees	208,438	126,272	144,442	22,539	211,964	34,869	230,323	24,841	30,553
Trustees fees	75,229	66,732	64,211	1,528	34,824	8,278	107,937	5,876	8,040
Other	208,491	146,549	115,787	13,052	117,482	37,631	315,365	47,907	27,961
	12,643,764	11,348,165	13,908,281	349,336	6,111,297	1,308,953	9,620,958	564,657	762,036
Less expenses reimbursed by investment adviser	—	—	(69,483)	(150,863)	—	—	(87,104)	—	(729,210)
Net expenses	12,643,764	11,348,165	13,838,798	198,473	6,111,297	1,308,953	9,533,854	564,657	32,826
Net investment income (loss)	(4,366,148)	(4,472,756)	(7,643,276)	(61,535)	(3,102,329)	(237,897)	26,169,801	1,633,856	11,261
Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	104,789,696	69,706,054	49,081,416	3,128,526	35,478,965	6,426,467	5,550,066	360,245	(996)
Options written	—	(479,875)	(10,093,889)	—	—	—	—	—	—
Securities sold short	—	—	(1,606,178)	—	—	—	—	—	—
Net realized gain (loss)	104,789,696	69,226,179	37,381,349	3,128,526	35,478,965	6,426,467	5,550,066	360,245	(996)
Net unrealized appreciation (depreciation):
Unaffiliated issuers	92,011,554	106,055,739	137,169,467	1,031,730	36,254,928	5,047,546	(23,789,631)	(1,950,131)	—
Controlled affiliates	—	—	281,480	—	—	—	—	—	—
Options written	—	411,757	1,556,667	—	435,039	—	—	—	—
Securities sold short	—	—	(16,553,855)	—	—	—	—	—	—
Net unrealized appreciation (depreciation)	92,011,554	106,467,496	122,453,759	1,031,730	36,689,967	5,047,546	(23,789,631)	(1,950,131)	—
Net realized and unrealized gain (loss) on investments	196,801,250	175,693,675	159,835,108	4,160,256	72,168,932	11,474,013	(18,239,565)	(1,589,886)	(996)
Net increase (decrease) in net assets resulting from operations	192,435,102	171,220,919	152,191,832	4,098,721	69,066,603	11,236,116	7,930,236	43,970	10,265
(a) Foreign taxes withheld	—	—	—	—	—	2,000	—	—	—

The accompanying notes form an integral part of these financial statements.
weitzinvestments.com 55

STATEMENTS OF CHANGES IN NET ASSETS

(In U.S. dollars)	Value		Partners Value		Partners III		Research
	Year ended March 31,		Year ended March 31,		Year ended March 31,		Year ended March 31,
	2014	2013	2014	2013	2014	2013	2014	2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	(4,366,148)	(654,801)	(4,472,756)	(1,804,940)	(7,643,276)	(3,693,142)	(61,535)	16,210
Net realized gain (loss)	104,789,696	100,517,519	69,226,179	63,795,378	37,381,349	44,715,603	3,128,526	646,482
Net unrealized appreciation (depreciation)	92,011,554	49,355,520	106,467,496	72,761,001	122,453,759	65,022,687	1,031,730	696,987
Net increase (decrease) in net assets resulting from operations	192,435,102	149,218,238	171,220,919	134,751,439	152,191,832	106,045,148	4,098,721	1,359,679
Distributions to shareholders from:
Net investment income	—	(977,442)	—	—			(2,502)	(15,222)
Net investment income:
Institutional Class					—	—
Investor Class					—	—
Net realized gains	—	—	—	—			(697,747)	(1,438,427)
Net realized gains:
Institutional Class					(22,433,564)	(39,932,550)
Investor Class					(1,132,015)	(959,756)
Total distributions	—	(977,442)	—	—	(23,565,579)	(40,892,306)	(700,249)	(1,453,649)
Fund share transactions	(38,704,999)	(146,360,491)	59,065,188	2,287,228			1,740,812	2,914,019
Fund share transactions:
Institutional Class					375,653,095	(8,044,129)
Investor Class					53,495,912	6,442,603
Net increase (decrease) from fund share transactions	(38,704,999)	(146,360,491)	59,065,188	2,287,228	429,149,007	(1,601,526)	1,740,812	2,914,019
Total increase (decrease) in net assets	153,730,103	1,880,305	230,286,107	137,038,667	557,775,260	63,551,316	5,139,284	2,820,049
Net assets:
Beginning of period	1,013,551,729	1,011,671,424	844,212,984	707,174,317	684,471,834	620,920,518	19,118,768	16,298,719
End of period	1,167,281,832	1,013,551,729	1,074,499,091	844,212,984	1,242,247,094	684,471,834	24,258,052	19,118,768
Undistributed net investment income (loss)	(1,605,298)	(516,651)	(1,232,653)	(727,134)	(2,100,771)	(909,955)	(20,107)	2,502

The accompanying notes form an integral part of these financial statements.
56 Weitz Funds

				Short-Intermediate		Nebraska		Government
Hickory		Balanced		Income		Tax-Free Income		Money Market
Year ended March 31,		Year ended March 31,		Year ended March 31,		Year ended March 31,		Year ended March 31,
2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
(3,102,329)	(2,195,649)	(237,897)	269,061	26,169,801	22,452,603	1,633,856	1,999,779	11,261	26,158
35,478,965	32,159,207	6,426,467	5,630,135	5,550,066	4,425,766	360,245	43,328	(996)	92
36,689,967	32,983,225	5,047,546	2,866,426	(23,789,631)	25,787,049	(1,950,131)	7,185	—	—
69,066,603	62,946,783	11,236,116	8,765,622	7,930,236	52,665,418	43,970	2,050,292	10,265	26,250
—	—	(19,778)	(334,280)			(1,648,955)	(1,997,063)	(11,261)	(26,158)
				(27,208,054)	(28,047,220)
				(1,700,771)	(1,243,473)
—	—	(5,813,867)	—			(361,341)	(44,256)	(92)	(141)
				—	(269,010)
				—	(12,587)
—	—	(5,833,645)	(334,280)	(28,908,825)	(29,572,290)	(2,010,296)	(2,041,319)	(11,353)	(26,299)
16,487,841	38,882,171	23,395,791	1,142,820			(31,530,046)	10,166,564	16,241,532	30,551,498
				21,921,980	335,220
				34,490,796	24,253,912
16,487,841	38,882,171	23,395,791	1,142,820	56,412,776	24,589,132	(31,530,046)	10,166,564	16,241,532	30,551,498
85,554,444	101,828,954	28,798,262	9,574,162	35,434,187	47,682,260	(33,496,372)	10,175,537	16,240,444	30,551,449
432,085,891	330,256,937	98,105,287	88,531,125	1,503,277,870	1,455,595,610	103,764,465	93,588,928	107,918,009	77,366,560
517,640,335	432,085,891	126,903,549	98,105,287	1,538,712,057	1,503,277,870	70,268,093	103,764,465	124,158,453	107,918,009
(502,802)	(487,168)	(48,591)	19,132	596,238	246,450	18,224	33,323	—	—

The accompanying notes form an integral part of these financial statements.
weitzinvestments.com 57

STATEMENT OF CASH FLOWS

PARTNERS III OPPORTUNITY FUND
Year Ended March 31, 2014

Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets from operations	$152,191,832
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(341,288,990)
Proceeds from sale of investment securities	163,007,281
Short positions covered	(12,471,634)
Purchase of short-term investment securities, net	(210,651,811)
Decrease in accrued interest and dividends receivable	111,901
Increase in due from broker	(7,455,740)
Decrease in receivable for securities sold	8,858,474
Decrease in receivable for fund shares sold	473,788
Decrease in dividends payable on securities sold short	(177,274)
Increase in due to adviser	579,030
Increase in payable for securities purchased	153,639
Increase in payable for fund shares redeemed	529,157
Decrease in other liabilities	(8,773)
Net unrealized appreciation on investments, options and short sales	(122,453,759)
Net realized gain on investments and options	(37,381,349)
Net cash used in operating activities	(405,984,228)
Cash flows from financing activities:
Proceeds from sales of fund shares	531,108,893
Payments for redemptions of fund shares	(119,250,618)
Cash distributions to shareholders	(6,274,847)
Net cash provided by financing activities	405,583,428
Net increase (decrease) in cash	(400,800)
Cash:
Balance, beginning of period	400,800
Balance, end of period	$—
Supplemental disclosure of cash flow information:
Cash payments for interest	$1,130,604
Noncash financing activities:
Reinvestment of shareholder distributions	$17,290,732

The accompanying notes form an integral part of these financial statements.
58 Weitz Funds

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Year ended March 31,
Value Fund	2014	2013	2012	2011	2010
Net asset value, beginning of period	$38.61	$32.98	$30.07	$26.14	$16.90
Income (loss) from investment operations:
Net investment income (loss)	(0.17)	(0.02)	0.04	0.07	(0.07)
Net gain on securities realized and unrealized)	7.76	5.68	2.94	3.86	9.37
Total from investment operations	7.59	5.66	2.98	3.93	9.30
Less distributions:
Dividends from net investment income	—	(0.03)	(0.07)	—	(0.06)
Distributions from realized gains	—	—	—	—	—
Total distributions	—	(0.03)	(0.07)	—	(0.06)
Net asset value, end of period	$46.20	$38.61	$32.98	$30.07	$26.14
Total return	19.66%	17.20%	9.94%	15.03%	55.12%
Ratios/supplemental data:
Net assets, end of period ($000)	1,167,282	1,013,552	1,011,671	971,285	977,576
Ratio of expenses to average net assets	1.18%	1.20%	1.20%	1.21%	1.22%
Ratio of net investment income (loss) to average net assets	(0.41%)	(0.07%)	0.11%	0.23%	(0.29%)
Portfolio turnover rate	19%	20%	31%	46%	19%

	Year ended March 31,
Partners Value Fund	2014	2013	2012	2011	2010
Net asset value, beginning of period	$27.75	$23.25	$22.05	$18.24	$11.77
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.06)	(0.07)	(0.05)	(0.08)
Net gain on securities (realized and unrealized)	5.59	4.56	1.27	3.86	6.56
Total from investment operations	5.45	4.50	1.20	3.81	6.48
Less distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Distributions from realized gains	—	—	—	—	—
Total distributions	—	—	—	—	(0.01)
Net asset value, end of period	$33.20	$27.75	$23.25	$22.05	$18.24
Total return	19.64%	19.35%	5.44%	20.89%	55.10%
Ratios/supplemental data:
Net assets, end of period ($000)	1,074,499	844,213	707,174	754,598	622,107
Ratio of expenses to average net assets	1.18%	1.19%	1.20%	1.21%	1.21%
Ratio of net investment income (loss) to average net assets	(0.46%)	(0.25%)	(0.32%)	(0.26%)	(0.52%)
Portfolio turnover rate	19%	24%	31%	42%	30%

The accompanying notes form an integral part of these financial statements.
weitzinvestments.com 59

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

Partners III Opportunity Fund -	Year ended March 31,
Institutional Class	2014		2013		2012		2011	2010
Net asset value, beginning of period	$14.33		$12.93		$12.63		$10.15	$6.26
Income (loss) from investment operations:
Net investment income (loss)	(0.12	)(a)	(0.08	)(a)	(0.07	)(a)	(0.06)	(0.08)
Net gain on securities (realized and unrealized)	2.71		2.40		0.67		2.54	3.97
Total from investment operations	2.59		2.32		0.60		2.48	3.89
Less distributions:
Dividends from net investment income	—		—		—		—	—
Distributions from realized gains	(0.37)		(0.92)		(0.30)		—	—
Total distributions	(0.37)		(0.92)		(0.30)		—	—
Net asset value, end of period	$16.55		$14.33		$12.93		$12.63	$10.15
Total return	18.20%		19.08%		4.92%		24.43%	62.14%
Ratios/supplemental data:
Net assets, end of period ($000)	1,163,661		664,770		609,424		461,440	274,793
Ratio of expenses to average net assets(b)	1.43%		1.59%		1.48%		1.51%	1.79%
Ratio of net investment income (loss) to average net assets	(0.78%)		(0.61%)		(0.61%)		(0.64%)	(1.02%)
Portfolio turnover rate	20%		32%		44%		64%	54%

			Eight months
Partners III Opportunity Fund -	Year ended March 31,		ended
Investor Class	2014	2013	March 31, 2012(c)
Net asset value, beginning of period	$14.26	$12.90	$12.08
Income (loss) from investment operations:
Net investment income (loss)(a)	(0.17)	(0.12)	(0.09)
Net gain on securities (realized and unrealized)	2.71	2.40	0.91
Total from investment operations	2.54	2.28	0.82
Less distributions:
Dividends from net investment income	—	—	—
Distributions from realized gains	(0.37)	(0.92)	—
Total distributions	(0.37)	(0.92)	—
Net asset value, end of period	$16.43	$14.26	$12.90
Total return	17.94%	18.81%	6.79	%†
Ratios/supplemental data:
Net assets, end of period ($000)	78,586	19,702	11,497
Ratio of net expenses to average net assets(d)	1.68%	1.85%	1.80	%*
Ratio of net investment income (loss) to average net assets	(1.10%)	(0.93%)	(1.06	%)*
Portfolio turnover rate	20%	32%	44%

*	Annualized
†	Not Annualized
(a)	Based on average daily shares outstanding
(b)
Included in the expense ratio is 0.12%, 0.14%, 0.11%, 0.15% and 0.26% related to interest expense and 0.15%, 0.27%, 0.18%, 0.16% and 0.30% related to dividend expense on securities sold short for the periods ended March 31, 2014, 2013, 2012, 2011 and 2010, respectively.

(c)	Initial offering of shares on August 1, 2011 (See Note 1).
(d)
Included in the expense ratio is 0.11%, 0.14% and 0.12% related to interest expense and 0.16%, 0.28% and 0.24% related to dividend expense on securities sold short for the periods ended March 31, 2014, 2013 and 2012, respectively. Absent expenses assumed by the Adviser, the expense ratio would have been 1.84%, 2.25% and 2.31% for the periods ended March 31, 2014, 2013 and 2012, respectively.

The accompanying notes form an integral part of these financial statements.
60 Weitz Funds

The following financial information provides selected data for a share outstanding throughout the periods indicated.

				Three months
	Year ended March 31,			ended
Research Fund	2014	2013	2012	March 31, 2011(a)
Net asset value, beginning of period	$10.83	$11.07	$10.38	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.01	0.01	—	#
Net gain on securities (realized and unrealized)	2.35	0.65	1.20	0.38
Total from investment operations	2.32	0.66	1.21	0.38
Less distributions:
Dividends from net investment income	— #	(0.01)	(0.01)	—
Distributions from realized gains	(0.39)	(0.89)	(0.51)	—
Total distributions	(0.39)	(0.90)	(0.52)	—
Net asset value, end of period	$12.76	$10.83	$11.07	$10.38
Total return	21.40%	7.02%	12.32%	3.80	%†
Ratios/supplemental data:
Net assets, end of period ($000)	24,258	19,119	16,299	11,244
Ratio of net expenses to average net assets(b)	0.90%	0.90%	0.90%	0.90	%*
Ratio of net investment income (loss) to average net assets	(0.28%)	0.10%	0.15%	0.01	%*
Portfolio turnover rate	58%	97%	124%	12	%†

	Year ended March 31,
Hickory Fund	2014	2013	2012	2011	2010
Net asset value, beginning of period	$50.22	$42.53	$41.12	$31.77	$19.72
Income (loss) from investment operations:
Net investment income (loss)	(0.34)	(0.25)	(0.26)	(0.20)	(0.21)
Net gain on securities (realized and unrealized)	7.99	7.94	1.67	9.55	12.26
Total from investment operations	7.65	7.69	1.41	9.35	12.05
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of period	$57.87	$50.22	$42.53	$41.12	$31.77
Total return	15.23%	18.08%	3.43%	29.43%	61.11%
Ratios/supplemental data:
Net assets, end of period ($000)	517,640	432,086	330,257	322,628	206,116
Ratio of expenses to average net assets	1.22%	1.26%	1.27%	1.27%	1.29%
Ratio of net investment income (loss) to average net assets	(0.62%)	(0.62%)	(0.64%)	(0.61%)	(0.79%)
Portfolio turnover rate	30%	32%	38%	67%	61%

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Initial offering of shares on December 31, 2010 (See Note 1)
(b)	Absent expenses assumed by the Adviser, the expense ratio would have been 1.58%, 1.70%, 1.83% and 2.89% for the periods ended March 31, 2014, 2013, 2012 and 2011, respectively.

The accompanying notes form an integral part of these financial statements.
weitzinvestments.com 61

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Year ended March 31,
Balanced Fund	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.58	$12.39	$11.74	$10.59	$7.71
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.04	0.06	0.11	0.11
Net gain on securities (realized and unrealized)	1.34	1.20	0.67	1.14	2.89
Total from investment operations	1.31	1.24	0.73	1.25	3.00
Less distributions:
Dividends from net investment income	— #	(0.05)	(0.08)	(0.10)	(0.12)
Distributions from realized gains	(0.67)	—	—	—	—
Total distributions	(0.67)	(0.05)	(0.08)	(0.10)	(0.12)
Net asset value, end of period	$14.22	$13.58	$12.39	$11.74	$10.59
Total return	9.86%	10.02%	6.25%	11.84%	39.00%
Ratios/supplemental data:
Net assets, end of period ($000)	126,904	98,105	88,531	85,138	77,969
Ratio of expenses to average net assets	1.10%	1.12%	1.14%	1.15%	1.17%
Ratio of net investment income (loss) to average net assets	(0.20%)	0.30%	0.51%	0.97%	1.14%
Portfolio turnover rate	36%	47%	46%	47%	45%

#	Amount less than $0.01

The accompanying notes form an integral part of these financial statements.
62 Weitz Funds

The following financial information provides selected data for a share outstanding throughout the periods indicated.

Short-Intermediate Income Fund —	Year ended March 31,
Institutional Class	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.68	$12.48	$12.39	$12.25	$11.42
Income (loss) from investment operations:
Net investment income	0.22 (a)	0.19 (a)	0.23 (a)	0.24	0.35
Net gain (loss) on securities (realized and unrealized)	(0.15)	0.26	0.13	0.19	0.84
Total from investment operations	0.07	0.45	0.36	0.43	1.19
Less distributions:
Dividends from net investment income	(0.24)	(0.25)	(0.27)	(0.29)	(0.36)
Distributions from realized gains	—	— #	—	—	—
Total distributions	(0.24)	(0.25)	(0.27)	(0.29)	(0.36)
Net asset value, end of period	$12.51	$12.68	$12.48	$12.39	$12.25
Total return	0.56%	3.69%	2.93%	3.53%	10.51%
Ratios/supplemental data:
Net assets, end of period ($000)	1,427,037	1,424,860	1,402,505	1,163,864	672,025
Ratio of expenses to average net assets	0.61%	0.62%	0.61%	0.64%	0.62%
Ratio of net investment income to average net assets	1.73%	1.55%	1.84%	2.02%	3.17%
Portfolio turnover rate	36%	37%	44%	38%	27%

			Eight months
Short-Intermediate Income Fund —	Year ended March 31,		ended
Investor Class	2014	2013	March 31, 2012(b)
Net asset value, beginning of period	$12.67	$12.47	$12.51
Income (loss) from investment operations:
Net investment income(a)	0.19	0.17	0.12
Net gain (loss) on securities (realized and unrealized)	(0.15)	0.26	0.02
Total from investment operations	0.04	0.43	0.14
Less distributions:
Dividends from net investment income	(0.22)	(0.23)	(0.18)
Distributions from realized gains	—	— #	—
Total distributions	(0.22)	(0.23)	(0.18)
Net asset value, end of period	$12.49	$12.67	$12.47
Total return	0.35%	3.46%	1.11	%†
Ratios/supplemental data:
Net assets, end of period ($000)	111,675	78,418	53,090
Ratio of net expenses to average net assets(c)	0.81%	0.82%	0.80	%*
Ratio of net investment income to average net assets	1.55%	1.36%	1.58	%*
Portfolio turnover rate	36%	37%	44%

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Based on average daily shares outstanding
(b)	Initial offering of shares on August 1, 2011 (See Note 1)
(c)	Absent expenses assumed by the Adviser, the expense ratio would have been 0.91%, 0.97% and 1.15% for the periods ended March 31, 2014, 2013 and 2012, respectively.

The accompanying notes form an integral part of these financial statements.
weitzinvestments.com 63

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

Nebraska Tax-Free	Year ended March 31,
Income Fund	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.44	$10.44	$10.09	$10.15	$9.94
Income (loss) from investment operations:
Net investment income	0.23	0.21	0.25	0.26	0.29
Net gain (loss) on securities (realized and unrealized)	(0.20)	0.01	0.36	(0.07)	0.21
Total from investment operations	0.03	0.22	0.61	0.19	0.50
Less distributions:
Dividends from net investment income	(0.23)	(0.21)	(0.26)	(0.25)	(0.29)
Distributions from realized gains	(0.05)	(0.01)	—^	—	—
Total distributions	(0.28)	(0.22)	(0.26)	(0.25)	(0.29)
Net asset value, end of period	$10.19	$10.44	$10.44	$10.09	$10.15
Total return	0.33%	2.02%	6.14%	1.87%	5.07%
Ratios/supplemental data:
Net assets, end of period ($000)	70,268	103,764	93,589	89,273	81,914
Ratio of net expenses to average net assets(a)	0.73%	0.70%	0.71%	0.73%	0.75%
Ratio of net investment income to average net assets	2.11%	1.97%	2.43%	2.49%	2.93%
Portfolio turnover rate	2%	14%	8%	10%	13%
Government Money	Year ended March 31,
Market Fund	2014		2013		2012		2011	2010
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations:
Net investment income	—	#	—	#	—	#	0.001	0.002
Net realized gain on securities	—	#	—	#	—	#	— #	— #
Total from investment operations	—	#	—	#	—	#	0.001	0.002
Less distributions:
Dividends from net investment income	—	#	—	#	—	#	(0.001)	(0.001)
Distributions from realized gains	—	#	—	#	—	#	— #	(0.001)
Total distributions	—	#	—	#	—	#	(0.001)	(0.002)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total return	0.01%		0.03%		0.03%		0.06%	0.18%
Ratios/supplemental data:
Net assets, end of period ($000)	124,158		107,918		77,367		81,912	83,363
Ratio of net expenses to average net assets(b)	0.03%		0.04%		0.01%		0.07%	0.08%
Ratio of net investment income to average net assets	0.01%		0.03%		0.03%		0.06%	0.11%

^	Amount less than $0.01
#	Amount less than $0.001
(a)	Absent expenses assumed by the Adviser, the expense ratio would have been 0.76% for the period ended March 31, 2010.
(b)	Absent expenses assumed by the Adviser, the expense ratio would have been, 0.67%, 0.70%, 0.72%, 0.73% and 0.76% for the periods ended March 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The accompanying notes form an integral part of these financial statements.
64 Weitz Funds

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

(1) Organization
The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2014, the Trust had nine series in operation: Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund, Hickory Fund, Balanced Fund, Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (individually, a “Fund”, collectively, the “Funds”).

Each Fund offers one class of shares, except the Partners III Opportunity and Short-Intermediate Income Funds which each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as administration and distribution (12b-1) fees, voting rights on matters affecting a single class of shares and exchange privileges. Income, realized and unrealized gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to the two classes on the basis of daily net assets of each class. Fees and expenses relating to a specific class are charged directly to that share class.

The Research Fund was originally organized in April 2005 as a Delaware limited partnership (the “Partnership”). Effective as of the close of business on December 31, 2010, the Partnership was reorganized into a series of the Trust through a tax-free exchange.

The investment objective of the Value, Partners Value, Partners III Opportunity, Research and Hickory Funds (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stocks and convertible bonds.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of the Short-Intermediate Income Fund is high current income consistent with the preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities such as U.S. Government and agency securities, corporate debt securities and mortgage-backed securities.

The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. The Fund under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax or in open or closed-end mutual funds, which in turn invest in such assets.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months. The Fund limits its average portfolio maturity to sixty days or less.

(2) Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments
Investments are carried at value determined using the following valuation methods:

•
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of a traded option is the last sales price at which such option is traded or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•	Money market funds are valued at the quoted net asset value, which is $1.00 per share. Short-term securities are valued at amortized cost, which approximates current value.

•
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such

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valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

•
Investment securities held by the Government Money Market Fund are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

The Trust has established a Pricing Committee, composed of officers and employees of Weitz Investment Management, Inc., to supervise the daily valuation process. The Board of Trustees has also established a Valuation Committee, composed of the independent Trustees, to oversee the Pricing Committee and the valuation process. The Pricing Committee provides oversight of the approved procedures, evaluates the effectiveness of the pricing policies and reports to the Valuation Committee of the Board of Trustees. When determining the reliability of third party pricing information, the Pricing Committee, among other things, monitors the daily change in prices and reviews transactions among market participants.

(b) Option Transactions
The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short
The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund realizes a gain if the price of the security declines between those dates.

(d) Federal Income Taxes
It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of March 31, 2014, and have determined that no provisions for income taxes are required in the Funds’ financial statements.

The following permanent differences between net asset components for financial reporting and tax purposes were reclassified at the end of the fiscal year:

							Short-
		Partners					Intermediate
	Value	Value	Partners III	Research	Hickory	Balanced	Income
Paid-in capital	$(3,277,501)	$(3,967,237)	$(6,341,049)	$(41,428)	$(3,086,695)	$(167,596)	$—
Accumulated undistributed net investment income	3,277,501	3,967,237	6,452,460	41,428	3,086,695	189,952	3,088,812
Accumulated net realized gain (loss)	—	—	(111,411)	—	—	(22,356)	(3,088,812)

The differences are primarily due to net operating losses and principal paydown adjustments. These reclassifications have no impact on the net asset value of the Funds.

66 Weitz Funds

(e) Securities Transactions
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f) Dividend Policy
The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Short-Intermediate Income and Nebraska Tax-Free Income Funds pay income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(g) Other
Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, registration fees and 12b-1 fees.

(h) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) Fund Share Transactions

	Year ended March 31, 2014		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Value
Sales	2,802,640	$120,124,813	2,510,646	$86,731,275
Redemptions	(3,787,761)	(158,829,812)	(6,966,059)	(234,027,713)
Reinvestment of distributions	—	—	29,368	935,947
Net increase (decrease)	(985,121)	$(38,704,999)	(4,426,045)	$(146,360,491)

Partners Value
Sales	5,913,437	$181,267,854	4,893,715	$119,694,545
Redemptions	(3,967,534)	(122,202,666)	(4,891,602)	(117,407,317)
Net increase (decrease)	1,945,903	$59,065,188	2,113	$2,287,228

Partners III - Institutional Class
Sales	29,052,061	$457,337,859	6,381,671	$83,711,169
Redemptions	(6,137,866)	(97,888,939)	(9,415,569)	(120,064,762)
Reinvestment of distributions	1,011,312	16,204,175	2,273,424	28,309,464
Net increase (decrease)	23,925,507	$375,653,095	(760,474)	$(8,044,129)

Partners III - Investor Class
Sales	4,689,214	$73,771,034	996,312	$12,935,386
Redemptions	(1,354,406)	(21,361,679)	(575,904)	(7,361,741)
Reinvestment of distributions	68,032	1,086,557	69,818	868,958
Net increase (decrease)	3,402,840	$53,495,912	490,226	$6,442,603

Research
Sales	192,271	$2,357,522	218,528	$2,233,224
Redemptions	(109,832)	(1,314,545)	(75,584)	(772,854)
Reinvestment of distributions	54,370	697,835	149,229	1,453,649
Net increase (decrease)	136,809	$1,740,812	292,173	$2,914,019

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	Year ended March 31, 2014		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Hickory
Sales	2,417,016	$131,447,425	2,634,378	$119,680,734
Redemptions	(2,076,250)	(114,959,584)	(1,795,635)	(80,798,563)
Net increase (decrease)	340,766	$16,487,841	838,743	$38,882,171

Balanced
Sales	2,948,907	$40,900,116	479,459	$6,121,587
Redemptions	(1,662,161)	(23,195,529)	(424,070)	(5,306,331)
Reinvestment of distributions	410,320	5,691,204	26,071	327,564
Net increase (decrease)	1,697,066	$23,395,791	81,460	$1,142,820

Short-Intermediate Income - Institutional Class
Sales	38,169,791	$479,557,375	33,782,734	$425,951,083
Redemptions	(38,534,041)	(483,736,995)	(35,961,118)	(452,870,690)
Reinvestment of distributions	2,088,180	26,101,600	2,166,637	27,254,827
Net increase (decrease)	1,723,930	$21,921,980	(11,747)	$335,220

Short-Intermediate Income - Investor Class
Sales	6,563,608	$82,230,149	4,144,000	$52,088,297
Redemptions	(3,946,341)	(49,424,472)	(2,311,445)	(29,073,166)
Reinvestment of distributions	135,039	1,685,119	98,621	1,238,781
Net increase (decrease)	2,752,306	$34,490,796	1,931,176	$24,253,912

Nebraska Tax-Free Income
Sales	828,402	$8,508,953	2,813,544	$29,552,975
Redemptions	(4,039,268)	(41,743,278)	(1,973,139)	(20,764,990)
Reinvestment of distributions	167,416	1,704,279	131,804	1,378,579
Net increase (decrease)	(3,043,450)	$(31,530,046)	972,209	$10,166,564

Government Money Market
Sales	73,244,163	$73,244,163	120,739,989	$120,739,989
Redemptions	(57,011,846)	(57,011,846)	(90,210,689)	(90,210,689)
Reinvestment of distributions	9,215	9,215	22,198	22,198
Net increase (decrease)	16,241,532	$16,241,532	30,551,498	$30,551,498

(4) Related Party Transactions
Each Fund has retained Weitz Investment Management, Inc. (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for each of the Weitz Equity Funds (other than the Partners III Fund) is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate
$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The annual investment advisory fee schedule for the Partners III Fund is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate
$0	$1,000,000,000	1.00%
1,000,000,000	2,000,000,000	0.95%
2,000,000,000	3,000,000,000	0.90%
3,000,000,000	5,000,000,000	0.85%
5,000,000,000		0.80%

68 Weitz Funds

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.

Under the terms of administration agreements, certain services are provided by the Adviser including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust.

Each Fund, or class in the case of Partners III and Short-Intermediate Income Funds, pays the Adviser a monthly administrative fee based on their average daily net assets, plus third party expenses directly related to providing such services.

The Partners III and Short-Intermediate Income Funds have adopted Service and Distribution plans which authorize the Funds to pay the Distributor a distribution fee payable monthly equal to 0.25% per annum, of the average daily net assets of each Fund’s respective Investor Class.

Through July 31, 2014, the Adviser has agreed in writing to reimburse the Research and Government Money Market Funds or to pay directly a portion of the Funds’ expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 0.90% and 0.20%, respectively, of each Fund’s average daily net assets. In addition, for the year ended March 31, 2014, the Adviser voluntarily reimbursed expenses to limit the expenses of the Government Money Market Fund to 0.03% of the Fund’s average daily net assets. The expenses reimbursed by the Adviser for the Research and Government Money Market Funds for the year ended March 31, 2014, were $150,863 and $729,210, respectively.

Through July 31, 2014, the Adviser has agreed in writing to limit the total class-specific operating expenses of the Investor Class shares of the Partners III and Short-Intermediate Income Funds to an amount no greater than 0.25% and 0.20% per annum, respectively, more than the total class-specific operating expenses of the Institutional Class shares of the respective Funds (in each case, as such expenses are expressed as a percentage of the average daily net assets of each Fund’s respective share class).  The expenses reimbursed by the Adviser for the Investor Class shares of the Partners III and Short-Intermediate Income Funds for the year ended March 31, 2014, were $69,483 and $87,104, respectively.

As of March 31, 2014, the controlling shareholder of the Adviser held approximately 72% of the Research Fund, 56% of the Nebraska Tax-Free Income Fund, 33% of the Balanced Fund, 19% of the Partners III Fund, 15% of the Government Money Market Fund and 11% of the Hickory Fund.

(5) Distributions to Shareholders and Distributable Earnings
The tax character of distributions paid by the Funds are summarized as follows:

	Year ended March 31		Year ended March 31,
Distributions paid from:	2014	2013	2014	2013
	Value		Partners III
Ordinary income	$—	$977,442	$—	$—
Long-term capital gains	—	—	23,565,579	40,892,306
Total distributions	$—	$977,442	$23,565,579	$40,892,306

	Research		Balanced
Ordinary income	$2,502	$561,288	$19,132	$334,280
Long-term capital gains	697,747	892,361	5,814,513	—
Total distributions	$700,249	$1,453,649	$5,833,645	$334,280

	Short-Intermediate Income		Nebraska Tax-Free Income
Ordinary income	$28,908,825	$29,290,943	$7,894	$9,650
Tax exempt income	—	—	1,641,061	1,987,413
Long-term capital gains	—	281,347	361,341	44,256
Total distributions	$28,908,825	$29,572,290	$2,010,296	$2,041,319

Government Money Market
Ordinary income	$11,353	$26,299

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As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

		Partners
	Value	Value	Partners III	Research	Hickory
Undistributed ordinary income	$—	$—	$—	$—	$—
Qualified late year ordinary loss deferral	(1,605,298)	(1,232,653)	(2,100,771)	(20,107)	(502,802)
Undistributed long-term gains	43,451,096	5,348,938	20,416,234	2,093,222	12,259,532
Net unrealized appreciation (depreciation)	339,155,762	299,871,330	305,518,712	3,778,470	127,692,282
	$381,001,560	$303,987,615	$323,834,175	$5,851,585	$139,449,012

		Short-
		Intermediate	Nebraska	Government
	Balanced	Income	Tax-Free Income	Money Market
Undistributed ordinary income	$—	$596,238	$—	$286
Qualified late year ordinary loss deferral	(48,591)	—	—	—
Undistributed tax exempt income	—	—	18,224	—
Undistributed long-term gains	2,311,989	—	—	—
Capital loss carryforwards	—	(110,669)	—	(996)
Post October capital loss deferral	—	—	(1,569)
Net unrealized appreciation (depreciation)	18,985,954	35,677,105	2,127,410	—
	$21,249,352	$36,162,674	$2,144,065	$(710)

The Value, Partners Value, Partners III, Research, Hickory and Balanced Funds elected to defer ordinary losses arising after December 31, 2013. Such losses are treated for tax purposes as arising on April 1, 2014.

The Nebraska Tax-Free Income Fund elected to defer realized capital losses arising after October 31, 2013. Such losses are treated for tax purposes as arising on April 1, 2014.

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. During the fiscal year, the Funds utilized capital loss carryforwards to offset realized capital gains. The expiration, character and utilization of the carryforwards are as follows:

				Short-	Government
		Partners		Intermediate	Money
	Value	Value	Hickory	Income	Market
Indefinite - Short term	$—	$—	$—	$(110,669)	$(996)
Total capital loss carryforwards	$—	$—	$—	$(110,669)	$(996)
Capital loss carryforwards utilized	$61,338,600	$62,446,351	$21,163,050	$1,315,692	$—

(6) Securities Transactions
Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows:

							Short-	Nebraska
		Partners					Intermediate	Tax-Free
	Value	Value	Partners III	Research	Hickory	Balanced	Income	Income
Purchases	$145,229,414	$130,748,124	$326,886,257	$10,165,812	$120,297,507	$29,652,386	$409,478,129	$1,339,436
Proceeds	277,225,138	167,856,421	145,307,664	10,183,788	102,113,724	25,633,150	402,872,371	31,074,965

The cost of investments is the same for financial reporting and Federal income tax purposes for the Value, Hickory, Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds. The cost of investments for Federal income tax purposes for the Partners Value, Partners III, Research and Balanced Funds is $778,313,764, $909,851,780, $20,500,947 and $106,722,200, respectively.

70 Weitz Funds

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows:

							Short-	Nebraska
		Partners					Intermediate	Tax-Free
	Value	Value	Partners III	Research	Hickory	Balanced	Income	Income
Appreciation	$342,096,073	$302,905,142	$350,706,853	$4,257,892	$135,162,270	$19,015,858	$41,937,592	$2,310,781
Depreciation	(2,940,311)	(3,033,812)	(12,825,343)	(479,422)	(7,469,988)	(29,904)	(6,260,487)	(183,371)
Net	$339,155,762	$299,871,330	$337,881,510	$3,778,470	$127,692,282	$18,985,954	$35,677,105	$2,127,410

(a) Illiquid and Restricted Securities
The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at March 31, 2014, include the following:

	Acquisition
	Date	Partners III	Hickory
Intelligent Systems Corp.	12/03/91	$2,899,379	$—
LICT Corp.	9/09/96	—	2,228,509
Total cost of illiquid and/or restricted securities		$2,899,379	$2,228,509
Value at March 31, 2014		$3,813,600	$3,155,700
Percent of net assets at March 31, 2014		0.3%	0.6%

(b) Options Written
Transactions relating to options written for the year ended March 31, 2014, are summarized as follows:

	Value		Partners Value
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options outstanding, beginning of period	—	$—	2,694	$185,608
Options written	550	538,277	800	806,115
Options exercised	(550)	(538,277)	(3,094)	(754,598)
Options closed	—	—	(400)	(237,125)
Options outstanding, end of period	—	$—	—	$—

	Partners III		Hickory
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options outstanding, beginning of period	8,419	$2,350,130	2,807	$196,394
Options written	11,975	13,892,501	100	45,999
Options exercised	(7,819)	(1,061,075)	(2,907)	(242,393)
Options expired	(125)	(81,061)	—	—
Options closed	(7,250)	(10,409,718)	—	—
Options outstanding, end of period	5,200	$4,690,777	—	$—

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The locations in the Statements of Assets and Liabilities of the Funds’ derivative positions, none of which are designated as hedging instruments are as follows:

		Fair Value at			Average	Gross Notional
		March 31, 2014			Month-End	Amount
			Asset	Liability	Notional	Outstanding
Fund	Type of Derivative	Location	Derivatives	Derivatives	Amount	March 31, 2014
Value	Equity call options written	Options written, at value	$—	$—	$2,437,500	$—
Partners Value	Equity call options written	Options written, at value	—	—	1,450,000	—
Partners III	Put options purchased	Investments in securities
		at value	1,274,750	—	46,708,333	64,700,000
	Call options written	Options written, at value	—	$(5,995,500)	62,697,917	92,150,000
	Equity put options written	Options written, at value	—	—	33,333	—
Hickory	Equity call options written	Options written, at value	—	—	156,250	—

Derivative positions open during the year and at period end are reflected for each Fund in the table above.

Transactions in derivative instruments during the year ended March 31, 2014 by the Funds are recorded in the following locations in the Statements of Operations:

			Realized		Change in
			Gain		Unrealized
Fund	Type of Derivative	Location	(Loss)	Location	Gain (Loss)
Partners Value	Equity call options written	Net realized gain (loss)-		Net unrealized appreciation
		options written	$(479,875)	(depreciation) - options written	$411,757
Partners III	Put options purchased	Net realized gain (loss)-		Net unrealized appreciation
		unaffiliated issuers	(4,425,964)	(depreciation) - unaffiliated issuers	292,090
	Call options written	Net realized gain (loss)-		Net unrealized appreciation
		options written	(10,093,889)	(depreciation) - options written	1,556,667
Hickory	Equity call options written	Net realized gain (loss)-		Net unrealized appreciation
		options written	—	(depreciation) - options written	435,039

(7) Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

	Number of			Number of			Realized
	Shares Held	Gross	Gross	Shares Held	Value	Dividend	Gains/
	March 31, 2013	Additions	Reductions	March 31, 2014	March 31, 2014	Income	(Losses)
Partners III:
Intelligent Systems Corp.†	2,270,000	—	—	2,270,000	$3,813,600	$—	$—

† Controlled affiliate in which the Fund owns 25% or more of the outstanding voting securities.

(8) Contingencies
Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

72 Weitz Funds

(9) Financial Instruments With Off-Balance Sheet Risks
Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(10) Margin Borrowing Agreement
The Partners III Fund has a margin account with its prime broker, Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (0.665% at March 31, 2014). Interest is accrued daily and paid monthly. The Partners III Fund held a cash balance of $95,814,826, with the broker at March 31, 2014.

The Partners III Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the credit worthiness of the prime broker.

(11) Concentration of Credit Risk
Approximately 81% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska which are subject to the credit risk associated with the non-performance of such issuers.

(12) Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities);

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the company’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

•
Equity securities. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

•
Corporate and Municipal bonds. The fair value of corporate and municipal bonds are estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

•
Asset-backed securities. The fair values of asset-backed securities (including non-government agency mortgage-backed securities and interest-only securities) are generally estimated based on models that consider the estimated cash flows of each tranche of the entity, a benchmark yield and an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Certain securities are valued principally using dealer quotations. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

•
U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

•
U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a

weitzinvestments.com 73

manner similar to U.S. Government securities. Mortgage-backed securities include collateralized mortgage obligations, to-be-announced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

•
Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

•
Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2014, in valuing the Funds’ assets and liabilities carried at fair value. The Schedule of Investments for each Fund provides a detailed breakdown of each category.

Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	$819,383,335	$—	$—	$819,383,335
Cash Equivalents	345,096,816	—	—	345,096,816
Total Investments in Securities	$1,164,480,151	$—	$—	$1,164,480,151

Partners Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	$756,343,133	$—	$—	$756,343,133
Cash Equivalents	321,841,961	—	—	321,841,961
Total Investments in Securities	$1,078,185,094	$—	$—	$1,078,185,094

Partners III
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	$926,163,197	$3,813,600	$—	$929,976,797
Exchange Traded Funds	15,792,400	—	—	15,792,400
Put Options	—	1,274,750	—	1,274,750
Cash Equivalents	300,689,343	—	—	300,689,343
Total Investments in Securities	$1,242,644,940	$5,088,350	$—	$1,247,733,290
Liabilities:
Options Written	$—	$(5,995,500)	$—	$(5,995,500)
Securities Sold Short	(93,141,600)	—	—	(93,141,600)

74 Weitz Funds

Research
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	$19,236,592	$—	$—	$19,236,592
Cash Equivalents	5,042,825	—	—	5,042,825
Total Investments in Securities	$24,279,417	$—	$—	$24,279,417

Hickory
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	$376,958,507	$3,155,700	$—	$380,114,207
Cash Equivalents	140,302,589	—	—	140,302,589
Total Investments in Securities	$517,261,096	$3,155,700	$—	$520,416,796

Balanced
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	$55,580,685	$—	$—	$55,580,685
Corporate Bonds	—	9,051,546	—	9,051,546
Mortgage-Backed Securities	—	4,864,940	—	4,864,940
Commercial Mortgage-Backed Securities	—	852,794	—	852,794
Asset-Backed Securities	—	503,655	—	503,655
U.S. Treasury Notes	—	13,531,847	—	13,531,847
Cash Equivalents	41,322,687	—	—	41,322,687
Total Investments in Securities	$96,903,372	$28,804,782	$—	$125,708,154

Short-Intermediate Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	$—	$545,018,450	$—	$545,018,450
Convertible Bonds	—	18,190,000	—	18,190,000
Mortgage-Backed Securities	—	411,308,708	—	411,308,708
Commercial Mortgage-Backed Securities	—	101,300,067	—	101,300,067
Asset-Backed Securities	—	85,150,305	—	85,150,305
Taxable Municipal Bonds	—	9,024,281	—	9,024,281
U.S. Treasury Notes	—	244,517,505	—	244,517,505
Common Stocks	19,103,760	—	—	19,103,760
Cash Equivalents	98,708,181	—	—	98,708,181
Total Investments in Securities	$117,811,941	$1,414,509,316	$—	$1,532,321,257

Nebraska Tax-Free Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds	$—	$67,265,795	$—	$67,265,795
Cash Equivalents	2,301,740	—	—	2,301,740
Total Investments in Securities	$2,301,740	$67,265,795	$—	$69,567,535

Government Money Market
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
U.S. Treasury	$111,992,253	$—	$—	$111,992,253
Money Market Funds	13,039,227	—	—	13,039,227
Total Investments in Securities	$125,031,480	$—	$—	$125,031,480

weitzinvestments.com 75

For transfers between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the transfer. During the year ended March 31, 2014, there were no transfers between Level 1, Level 2 and Level 3.

During the year ended March 31, 2014, there were no assets in which significant unobservable inputs (Level 3) were used.

(13) Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

76 Weitz Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of The Weitz Funds

We have audited the accompanying statements of assets and liabilities of The Weitz Funds, comprising the Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund, Hickory Fund, Balanced Fund, Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (collectively referred to as the “Funds”), including the schedules of investments, as of March 31, 2014, and the related statements of operations (and statement of cash flows for Partners III Opportunity Fund) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds referred to above of The Weitz Funds as of March 31, 2014, the results of their operations (and cash flows for Partners III Opportunity Fund) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
April 30, 2014

weitzinvestments.com 77

ACTUAL AND HYPOTHETICAL EXPENSES FOR
COMPARISON PURPOSES • (UNAUDITED)

Example
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual Expenses
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 10/01/13 –3/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning	Ending Account	Annualized	Expenses Paid
		Account Value	Value	Expense	from 10/01/13 -
		10/01/13	3/31/14	Ratio	3/31/14(1)
Value	Actual	$1,000.00	$1,120.27	1.18%	$6.24
	Hypothetical(2)	1,000.00	1,019.10	1.18	5.94
Partners Value	Actual	1,000.00	1,101.89	1.18	6.18
	Hypothetical(2)	1,000.00	1,019.10	1.18	5.94
Partners III -	Actual	1,000.00	1,074.51	1.43	7.40
Institutional Class	Hypothetical(2)	1,000.00	1,017.85	1.43	7.19
Partners III -	Actual	1,000.00	1,073.69	1.68	8.69
Investor Class	Hypothetical(2)	1,000.00	1,016.60	1.68	8.45
Research	Actual	1,000.00	1,095.47	0.90	4.70
	Hypothetical(2)	1,000.00	1,020.50	0.90	4.53
Hickory	Actual	1,000.00	1,052.95	1.22	6.24
	Hypothetical(2)	1,000.00	1,018.90	1.22	6.14
Balanced	Actual	1,000.00	1,054.84	1.10	5.64
	Hypothetical(2)	1,000.00	1,019.50	1.10	5.54
Short-Intermediate Income -	Actual	1,000.00	1,007.93	0.61	3.05
Institutional Class	Hypothetical(2)	1,000.00	1,021.95	0.61	3.08
Short-Intermediate Income -	Actual	1,000.00	1,007.14	0.81	4.05
Investor Class	Hypothetical(2)	1,000.00	1,020.95	0.81	4.08
Nebraska Tax-Free Income	Actual	1,000.00	1,013.91	0.73	3.67
	Hypothetical(2)	1,000.00	1,021.35	0.73	3.68
Government	Actual	1,000.00	1,000.05	0.03	0.15
Money Market	Hypothetical(2)	1,000.00	1,024.85	0.03	0.15
(1)
Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182/365).

(2)	Assumes 5% total return before expenses.

78 Weitz Funds

OTHER INFORMATION
(UNAUDITED)

Proxy Voting Policy
A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at weitzinvestments.com; and (iii) on the SEC’s website at sec.gov.

Information on how each of the Funds voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at weitzinvestments.com, and (ii) on the SEC’s website at sec.gov.

Form N-Q
The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. A list of the Funds’ quarter-end holdings is also available on the Funds’ website at weitzinvestments.com within 15 days after the end of each quarter and remains available on the website until the list is updated in the subsequent quarter.

Tax Information
For the fiscal year ended March 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the amounts that may be considered qualified dividend income and for corporate shareholders, the amounts that may qualify for the corporate dividends received deduction, are summarized as follows:

	Research	Balanced
Qualified dividend income	$1,151	$19,132
Corporate dividends received deduction	1,151	19,132

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ended December 31, 2013, which was reported in conjunction with your 2013 Form 1099-DIV.

weitzinvestments.com 79

INFORMATION ABOUT THE TRUSTEES
AND OFFICERS • (UNAUDITED)

The individuals listed below serve as Trustees or Officers of the Trust. Each Trustee of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each Officer of the Weitz Funds is elected annually by the Trustees.

The address of all Officers and Trustees is 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124.

Interested Trustees*
Wallace R. Weitz (Age: 64)	Thomas R. Pansing (Age: 69)
Position(s) Held with Trust: President; Portfolio Manager;	Position(s) Held with Trust: Trustee
Trustee	Length of Service (Beginning Date): Weitz Funds - 1986
Length of Service (Beginning Date): Weitz Funds - 1986	Principal Occupation(s) During Past 5 Years: Partner,
Principal Occupation(s) During Past 5 Years: President,	Pansing Hogan Ernst & Bachman LLP, a law firm
Weitz Investment Management, Inc., Weitz Funds	Number of Portfolios Overseen in Fund Complex: 9
Number of Portfolios Overseen in Fund Complex: 9	Other Directorships During Past 5 Years: N/A
Other Directorships During Past 5 Years: N/A

*
Mr. Weitz is a Director and Officer of Weitz Investment Management, Inc., investment adviser to the Weitz Funds, and as such is considered an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940 (an “Interested Trustee”). Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an “Interested Trustee.”

Independent Trustees
Lorraine Chang (Age: 63)	John W. Hancock (Age: 66)
Position(s) Held with Trust: Trustee; Chair, Board	Position(s) Held with Trust: Trustee
of Trustees	Length of Service (Beginning Date): Weitz Funds - 1986
Length of Service (Beginning Date): Weitz Funds - 1997	Principal Occupation(s) During Past 5 Years: Partner,
Principal Occupation(s) During Past 5 Years: Independent	Hancock & Dana, an accounting firm
Consultant	Number of Portfolios Overseen in Fund Complex: 9
Number of Portfolios Overseen in Fund Complex: 9	Other Directorships During Past 5 Years: N/A
Other Directorships During Past 5 Years: N/A
Roland J. Santoni (Age: 72)	Barbara W. Schaefer (Age: 60)
Position(s) Held with Trust: Trustee	Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds - 2004	Length of Service (Beginning Date): Weitz Funds - 2005
Principal Occupation(s) During Past 5 Years: Vice	Principal Occupation(s) During Past 5 Years: Retired - 2013
President, West Development, Inc., a development	to Present; Senior Vice President-Human Resources and
company; President, Gary and Mary West Foundation	Corporate Secretary, Union Pacific Corporation, 2004
Number of Portfolios Overseen in Fund Complex: 9	to 2013
Other Directorships During Past 5 Years: N/A	Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: Mutual of Omaha
Bank - 2014 to Present
Delmer L. Toebben (Age: 83)	Justin B. Wender (Age: 44)
Position(s) Held with Trust: Trustee	Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds - 1996	Length of Service (Beginning Date): Weitz Funds - 2009
Principal Occupation(s) During Past 5 Years: Retired	Principal Occupation(s) During Past 5 Years: Managing
Number of Portfolios Overseen in Fund Complex: 9	Partner, Stella Point Capital, LLC, a private equity
Other Directorships During Past 5 Years: N/A	firm - 2010 to Present; President, Castle Harlan, Inc., a
private equity firm - 1993 to 2010
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: Ames True
Temper, Inc. - 2004 to 2010, Morton’s
Restaurant Group, Inc. - 2002 to 2010

80 Weitz Funds

Officers
John R. Detisch (Age: 49)	Bradley P. Hinton (Age: 46)
Position(s) Held with Trust: Vice President, Secretary and	Position(s) Held with Trust: Vice President
Chief Compliance Officer	Length of Service (Beginning Date): Weitz Funds - 2006
Length of Service (Beginning Date): Weitz Funds - 2011	Principal Occupation(s) During Past 5 Years: Vice
Principal Occupation(s) During Past 5 Years: Vice	President, Portfolio Manager and Director of
President, General Counsel and Chief Compliance	Research, Weitz Investment Management, Inc.;
Officer, Weitz Investment Management, Inc.; Vice	Vice President, Weitz Funds
President and Chief Compliance Officer, Weitz
Funds - 2011 to Present; Partner, Kutak Rock LLP,
1990 to 2011
Kenneth R. Stoll (Age: 52)
Position(s) Held with Trust: Vice President and Chief
Financial Officer
Length of Service (Beginning Date): Weitz Funds - 2004
Principal Occupation(s) During Past 5 Years: Vice President
and Chief Operating Officer, Weitz Investment
Management, Inc.; Vice President and Chief Financial
Officer, Weitz Funds

The Statement of Additional Information for the Weitz Funds, which can be obtained without charge by calling 800-304-9745, includes additional information about the Trustees and Officers of the Weitz Funds.

weitzinvestments.com 81

INDEX DESCRIPTIONS

Russell 1000	The Russell 1000 is an unmanaged index of large capitalization common stocks. It consists of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Value	The Russell 1000 Value is an unmanaged index of large capitalization common stocks. It consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.

Russell 3000 Value
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500	The Russell 2500 is an unmanaged index of small to mid-capitalization common stocks. It consists of the 2,500 smallest companies in the Russell 3000 Index.

Russell 2500 Value
The Russell 2500 Value is an unmanaged index of small to mid-capitalization common stocks. It consists of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

Blended	The Blended Index blends the S&P 500 with the Barclays Intermediate U.S. Government/Credit Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

Barclays Intermediate U.S. Government/Credit
The Barclays Intermediate U.S. Government/Credit Index (BIGC) is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

Barclays 5-Year Municipal Bond	The Barclays 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed- rate, investment-grade, tax-exempt bonds representative of the municipal bond market.

82 Weitz Funds

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	John R. Detisch, Vice President, Secretary &
Thomas R. Pansing, Jr.	Chief Compliance Officer
Roland J. Santoni	Kenneth R. Stoll, Vice President & Chief
Barbara W. Schaefer	Financial Officer
Delmer L. Toebben	Bradley P. Hinton, Vice President
Wallace R. Weitz
Justin B. Wender	Distributor
Weitz Securities, Inc.
Investment Adviser
Weitz Investment Management, Inc.	Transfer Agent and Dividend Paying Agent
1125 South 103rd Street, Suite 200	Weitz Investment Management, Inc.
Omaha, NE 68124-1071
(800) 304-9745
Sub-Transfer Agent
Boston Financial Data Services, Inc.
Custodian
Wells Fargo Bank, N.A.
NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Partners III Opportunity Fund
Institutional Class - WPOPX
Investor Class - WPOIX
Research Fund - WRESX
Hickory Fund - WEHIX
Balanced Fund - WBALX
Short-Intermediate Income Fund
Institutional Class - WEFIX
Investor Class - WSHNX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

Help us conserve resources by receiving your report electronically. Visit us online at weitzinvestments.com. Simply log in to your account and select “Electronic Delivery.”

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

5/5/14

weitzinvestments.com 83

Weitz | FUNDS®

weitzinvestments.com

Annual Report March 31, 2014

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). During the period covered by this report, there were no amendments, nor did the Registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Hancock is an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. Fees for audit services provided to the Registrant were $292,919 and $277,125 for fiscal years ended March 31, 2014 and 2013, respectively.

(b)
Audit Related Fees.  The aggregate fees billed in each of the last two fiscal years for audit related-services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $28,680 and $27,845 for fiscal years ended March 31, 2014 and 2013, respectively.  The fees, paid by Weitz Investment Management, Inc., the Registrant’s investment adviser and transfer agent, were payment for the principal accountant performing internal control reviews of the Registrant’s transfer agent.

(c)	Tax Fees. Fees for tax services, which consisted of income and excise tax compliance services, were $44,400 and $41,360 for the fiscal years ended March 31, 2014 and 2013, respectively.

(d)	All Other Fees. Fees for all other services totaled $12,095 and $11,742 for fiscal years ended March 31, 2014 and 2013, respectively.

(e)
(1) The Registrant’s Audit Committee has adopted Pre-Approval Policies and Procedures.  The Audit Committee must pre-approve all audit services and non-audit services that the principal accountant provides to the Registrant.  The Audit Committee must also pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, or any affiliate of the adviser that provides ongoing services to the Registrant, if such non-audit services directly impact the Registrant’s operations and financial reporting.

(2) No services described in items (b) were pre-approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)	All of the work in connection with the audit of the Registrant during the years ended March 31, 2014 and 2013 was performed by full-time employees of the Registrant’s principal accountant.

(g)
The aggregate fees billed by the principal accountant for non-audit services to the Registrant, the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $126,325 and $121,647 for the years ended March 31, 2014 and 2013, respectively.

(h)
The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal auditor’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)* /s/ Wallace R. Weitz
             Wallace R. Weitz, President
Date May 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Wallace R. Weitz
             Wallace R. Weitz, President
Date May 5, 2014

By (Signature and Title)* /s/ Kenneth R. Stoll
Kenneth R. Stoll, Chief Financial Officer
Date May 5, 2014

* Print the name and title of each signing officer under his or her signature.